                                               File No. 2-14784
                                               FISCAL YEAR END - August 31

                                               Registrant proposes that
                                               this amendment will become
                                               effective:
                                                   60 days after filing
                                                                           ----
                                                   As of the filing date
                                                                           ----
                                                   As of  JANUARY 1, 1996    X
                                                                           ----
                                                   Pursuant to Rule 485:
                                                      paragraph (a)
                                                                     -----
                                                       paragraph (b)   X
                                                                     -----

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933    X
                                                  ----

                       Post-Effective Amendment Number 58

                                       and

                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940    X
                                                      -----

                            FORTIS GROWTH FUND, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                500 Bielenberg Drive, Woodbury, Minnesota  55125
                ------------------------------------------------
                    (Address of Principal Executive Offices)


                 Registrant's Telephone Number:  (612) 738-4000


         Scott R. Plummer, Esq., Asst. Secretary (Same address as above)
         ---------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                           2200 First Bank Place East
                             Minneapolis, MN  55402

Pursuant to Section 270.24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. Registrant filed its Rule 24F-2 Notice on October 30, 1995 for its most recent fiscal year ended August 31, 1995.

                            FORTIS GROWTH FUND, INC.
                       Registration Statement on Form N-1A
------------------------------------------------------------------------------
                              CROSS REFERENCE SHEET
             Pursuant to Rule 481(a) and Instruction F1 of Form N-1A
------------------------------------------------------------------------------
N-1A
Item No.
--------
PART A (PROSPECTUS)                          PROSPECTUS HEADING
-------------------                          ------------------
1.  Cover Page...............................COVER PAGE (no caption)
2.  Synopsis (optional)......................SUMMARY OF FUND EXPENSES
3.  Financial Highlights.....................FINANCIAL HIGHLIGHTS
4.  General Description of Registrant........ORGANIZATION & CLASSIFICATION;
                                             INVESTMENT OBJECTIVE AND POLICIES
5.  Management of the Fund...................MANAGEMENT
6.  Capital Stock and Other Securities.......CAPITAL STOCK; SHAREHOLDER
                                             INQUIRIES; DIVIDENDS AND CAPITAL
                                             GAINS DISTRIBUTIONS; TAXATION
7.  Purchase of Securities Being Offered.....HOW TO BUY FUND SHARES; VALUATION
                                             OF SECURITIES
8.  Redemption or Repurchase.................REDEMPTION
9.  Pending Legal Proceedings................None


PART B (STATEMENT OF ADDITIONAL INFORMATION) STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                                             HEADING
                                             -------
10.  Cover Page..............................COVER PAGE (no caption)
11.  Table of Contents.......................TABLE OF CONTENTS
12.  General Information and History.........ORGANIZATION & CLASSIFICATION
13.  Investment Objectives and Policies......INVESTMENT OBJECTIVES AND POLICIES
14.  Management of the Fund..................DIRECTORS AND EXECUTIVE OFFICERS
15.  Control Persons and Principal
     Holders of Securities...................CAPITAL STOCK
16.  Investment Advisory and Other Services..INVESTMENT ADVISORY AND OTHER
                                             SERVICES
17.  Brokerage Allocation....................PORTFOLIO TRANSACTIONS AND
                                             ALLOCATION OF BROKERAGE
18.  Capital Stock and Other Securities......CAPITAL STOCK
19.  Purchase, Redemption, and Pricing of
     Securities Being Offered................COMPUTATION OF NET ASSET VALUE AND
                                             PRICING; SPECIAL PURCHASE PLANS;
                                             REDEMPTION
20.  Tax Status..............................TAXATION
21.  Underwriters............................UNDERWRITER
22.  Calculations of Performance Date........PERFORMANCE
23.  Financial Statements....................FINANCIAL STATEMENTS

FORTIS
STOCK FUNDS
PROSPECTUS
Dated January 1, 1996

------------------------------------
Asset Allocation
----------------------------------
Value
----------------------------------
Growth & Income
----------------------------------
Capital
----------------------------------
Fiduciary
----------------------------------
Growth
----------------------------------
Capital Appreciation
----------------------------------

    [LOGO]
SOLID ANSWERS FOR A CHANGING WORLD-REGISTERED TRADEMARK-
MAILING ADDRESS:
P.O. Box 64284
St. Paul
Minnesota 55164

STREET ADDRESS:
500 Bielenberg Drive
Woodbury
Minnesota 55125
Telephone: (612) 738-4000
Toll Free: (800) 800-2638, Ext. 3012

THIS PROSPECTUS CONCISELY SETS FORTH THE
INFORMATION A PROSPECTIVE INVESTOR SHOULD
KNOW ABOUT THE FUNDS BEFORE INVESTING.
INVESTORS SHOULD RETAIN THIS PROSPECTUS FOR
FUTURE REFERENCE. THE FUNDS HAVE FILED A
STATEMENT OF ADDITIONAL INFORMATION (ALSO
DATED JANUARY 1, 1996) WITH THE SECURITIES
AND EXCHANGE COMMISSION. THE STATEMENT OF
ADDITIONAL INFORMATION IS AVAILABLE FREE OF
CHARGE FROM FORTIS INVESTORS, INC.
("INVESTORS") AT THE ABOVE MAILING ADDRESS OF
THE FUNDS, AND IS INCORPORATED BY REFERENCE
INTO THIS PROSPECTUS IN ACCORDANCE WITH THE
COMMISSION'S RULES.
SHARES IN THE FUNDS ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
ANY BANK: ARE NOT FEDERALLY INSURED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION, THE
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY:
AND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
    [LOGO]
        and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

RISK FACTORS

Investments in stock funds expose investors to potential declines in the price of stocks contained in the funds' portfolios, which may result in a decline in the price of the shares of such funds. In addition, investment in the Asset Allocation Portfolio exposes investors to the risks associated with bonds including market risk (when interest rates rise, bond prices fall) and credit risk (when the issuer of a bond defaults on its obligations). The price of the Funds' shares will fluctuate and there is no assurance that investors will be able to redeem their Fund shares for more than they paid for them. For more information on the risks associated with investing in the Funds see "Investment Objectives and Policies; Risk Considerations."

SUMMARY OF INVESTMENT OBJECTIVES

The investment objectives of the Funds offered in this Prospectus are as follows:

The ASSET ALLOCATION PORTFOLIO'S investment objective is maximum total return on invested capital, to be derived mainly from capital appreciation, dividends and interest. The Fund follows a flexible asset allocation strategy and invests in equity securities, debt securities and money market instruments. ("ASSET ALLOCATION")

The VALUE FUND'S investment objective is short and long term capital appreciation. Current income is only a secondary objective. The Fund invests primarily in equity securities and selects stocks based on a concept of fundamental value. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of over $1 billion. ("MID TO LARGE CAP VALUE")

The GROWTH & INCOME FUND'S investment objectives are capital appreciation and current income. The Fund invests primarily in equity securities that provide an income component. Under normal market condtions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of greater than $5 billion ("LARGE CAP GROWTH & INCOME")

The CAPITAL FUND'S investment objective is short and long term capital appreciation. Current income is only a secondary objective. The Fund invests primarily in equity securities and selects stocks based upon their growth potential. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of greater than $5 billion. ("LARGE CAP GROWTH")

The FIDUCIARY FUND'S investment objective is short and long term capital appreciation. Current income is only a secondary objective. The Fund invests primarily in equity securities and selects stocks based upon their growth potential. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of over $1 billion. ("MID TO LARGE CAP GROWTH")

The GROWTH FUND'S investment objective is short and long term capital appreciation. Current income is only a secondary objective. The Fund invests primarily in equity securities and selects stocks based upon their growth potential. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of from $1 billion to $5 billion ("MID CAP GROWTH")

The CAPITAL APPRECIATION PORTFOLIO'S investment objective is maximum long term capital appreciation. Dividend and interest income from investments, if any, is incidental. The Fund invests primarily in equity securities and selects stocks based upon their growth potential. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of less than $1 billion ("SMALL CAP GROWTH")

For information on "growth" and "value" investing as well as "median market capitalization" see "Investment Objectives and Policies; Risk Considerations."

TABLE OF CONTENTS

                                                                            PAGE
Risk Factors..............................................................     2
Summary of Investment Objectives..........................................     2
Class Shares..............................................................     3
Summary of Fund Expenses..................................................     4
Financial Highlights......................................................     7
Organization and Classification...........................................    11
Investment Objectives and Policies; Risk Considerations...................    12
Management................................................................    19
    - Board of Directors..................................................    19
    - The Investment Adviser/Transfer Agent/Dividend Agent................    19
    - The Underwriter and Distribution Expenses...........................    19
    - Fund Expenses.......................................................    20
    - Brokerage Allocation................................................    20
Valuation of Securities...................................................    20
Capital Stock.............................................................    21
Dividends and Capital Gains Distributions.................................    21
Taxation..................................................................    21
How To Buy Fund Shares....................................................    21
    - General Purchase Information........................................    21
    - Alternative Purchase Arrangements...................................    22
    - Class A Shares--Initial Sales Charge Alternative....................    22
    - Class B and H Shares--Contingent Deferred Sales Charge
        Alternatives......................................................    24
    - Class C Shares--Level Sales Charge Alternative......................    24
    - Class Z Shares (Effective March 1, 1996 for Growth Fund only).......    25
    - Special Purchase Plans for all Classes..............................    25
Redemption................................................................    25
    - Contingent Deferred Sales Charge....................................    26
Shareholder Inquiries.....................................................    27
Application...............................................................    29
ACH Authorization Agreement...............................................    33

No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Investors. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

CLASS SHARES

Each Fund offers investors the choice of four classes of shares with different sales charges and expenses. These alternatives permit choosing the most beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.

CLASS A SHARES. Generally, an investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which may be subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to an annual Rule 12b-1 fee of .25% of average daily net assets attributable to Class A shares (.45% on Class A shares of the Asset Allocation and Capital Appreciation Portfolios.) This fee is lower than the other classes and therefore Class A shares have lower expenses and pay higher dividends. See "How to Buy Fund Shares--Class A Shares."

CLASS B AND H SHARES. The only difference between Class B and H shares is the percentage of dealer concession paid to dealers. This difference does not in any way affect the charges on an investor's shares. Class B and H shares both are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 4% if redeemed within two years of purchase, with declining charges for redemptions thereafter up to six years after purchase. Class B and H shares are also subject to a higher annual Rule 12b-1 fee than Class A shares--1.00% of the applicable Fund's average daily net assets attributable to Class B or H shares, as applicable. However, after eight years, Class B and H shares automatically will be converted to Class A shares at no charge to the investor, resulting in a lower Rule 12b-1 fee thereafter. Class B and H shares provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee and any other class specific expenses. See "How to Buy Fund Shares--Class B and H Shares."

CLASS C SHARES. As with Class B and H shares, Class C shares: 1) are sold without an initial sales charge, but are subject to a contingent deferred sales charge; 2) are subject to the higher annual Rule 12b-1 fee of 1.00% of the applicable Fund's average daily net assets attributable to Class C shares; and
3) provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee and any other class specific expenses. While Class C shares, unlike Classes B and H, do not convert to Class A shares, they are subject to a lower contingent deferred sales charge (1%) than Class B or H shares and do not have to be held for as long a time (one year) to avoid paying the contingent deferred sales charge. See "How to Buy Fund Shares--Class C Shares."

CLASS Z SHARES. Beginning March 1, 1996, Growth Fund will also have Class Z shares, which will not be subject to a Rule 12b-1 fee and therefore will have the lowest expenses and pay the highest dividends. However, Class Z shares will only be available for investment to shareholders of Special Portfolios, Inc.'s Stock Portfolio on that date, when their Stock Portfolio shares will be exchanged for Class Z shares of Growth Fund, and to the following:

    1) officers, directors, employees, retirees, sales representatives, agents, shareholders, and certain other persons closely identified with Fortis, Inc. or its affiliates;

    2) officers and directors of the Fund; or

    3) pension, profit sharing, and other retirement plans created for the benefit of any of the above persons.

IN  SELECTING A PURCHASE  ALTERNATIVE, YOU SHOULD  CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge--if you are exempt from the sales charge, you must invest in Class A shares (or, where applicable, Class Z shares), (4) the various exchange privileges among the different classes of shares and (5) the fact that Class B and H shares automatically convert to Class A shares eight years after purchase.

SUMMARY OF FUND EXPENSES

The Funds' front-end and asset-based sales charges are within the limitations imposed by the NASD. Such charges are shown below:

SHAREHOLDER TRANSACTION EXPENSES

                                      CLASS A       CLASS B AND H       CLASS C        CLASS Z
                                       SHARES          SHARES           SHARES       SHARES ****
                                     ----------        -------        -----------   -------------
Maximum Sales Charge Imposed on
 Purchases (as a percentage of
 offering price)...................      4.75%*             0.00%**       0.00%**           0.00%
Maximum Deferred Sales Charge (as a
 percentage of original purchase
 price or redemption proceeds, as
 applicable).......................    ***                  4.00%         1.00%             0.00%

------------------------
   *Since the Funds also pay an asset based sales charge, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD rules.
  **Class  B, H,  and C shares  are sold without  a front end  sales charge, but their contingent deferred sales charge and Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.
 ***A  contingent  deferred  sales  charge  of  1.00%  is  imposed  on   certain
    redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Buy Fund Shares--Class A Shares."
****Only available for Growth Fund.

The purpose of the tables set forth below is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For a more complete description of the various costs and expenses, see "Management" and "How to Buy Fund Shares".

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)

                                                         CLASS A     CLASS B, H AND
ASSET ALLOCATION PORTFOLIO                                SHARES        C SHARES
--------------------------                              ----------   --------------
  Management Fees.....................................       .96%              .96%
  12b-1 fees..........................................       .45%             1.00%
  Other Expenses......................................       .16%              .16%
                                                             ---               ---
    TOTAL FUND OPERATING EXPENSES.....................      1.57%             2.12%

                                                         CLASS A     CLASS B, H AND
VALUE FUND                                                SHARES        C SHARES
-----------                                             ----------   --------------
  Management Fees.....................................      1.00%             1.00%
  12b-1 fees..........................................       .25%             1.00%
  Other Expenses......................................       .12%*             .12%*
                                                             ---               ---
    TOTAL FUND OPERATING EXPENSES.....................      1.37%             2.12%

                                                         CLASS A     CLASS B, H AND
GROWTH & INCOME FUND                                      SHARES        C SHARES
-----------------------                                 ----------   --------------
  Management Fees.....................................      1.00%             1.00%
  12b-1 fees..........................................       .25%             1.00%
  Other Expenses......................................       .12%*             .12%*
                                                             ---               ---
    TOTAL FUND OPERATING EXPENSES.....................      1.37%             2.12%

                                                         CLASS A     CLASS B, H AND
CAPITAL FUND                                              SHARES        C SHARES
------------                                            ----------   --------------
  Management Fees.....................................       .87%              .87%
  12b-1 fees..........................................       .25%             1.00%
  Other Expenses......................................       .12%              .12%
                                                             ---               ---
    TOTAL FUND OPERATING EXPENSES.....................      1.24%             1.99%

                                                         CLASS A     CLASS B, H AND
FIDUCIARY FUND                                            SHARES        C SHARES
---------------                                         ----------   ---------------
  Management Fees.....................................      1.00%             1.00%
  12b-1 fees..........................................       .25%             1.00%
  Other Expenses......................................       .37%              .37%
                                                             ---               ---
    TOTAL FUND OPERATING EXPENSES.....................      1.62%             2.37%

                                                         CLASS A    CLASS B, H AND     CLASS Z
GROWTH FUND                                              SHARES        C SHARES       SHARES**
------------                                            ---------   --------------   -----------
  Management Fees.....................................       .78%             .78%         .78%
  12b-1 fees..........................................       .25%            1.00%         .00%
  Other Expenses......................................       .10%             .10%         .10%
                                                             ---              ---          ---
    TOTAL FUND OPERATING EXPENSES.....................      1.13%            1.88%         .88%

                                                         CLASS A    CLASS B, H AND
CAPITAL APPRECIATION PORTFOLIO                           SHARES        C SHARES
-------------------------------                         ---------   --------------
  Management Fees.....................................      1.00%            1.00%
  12b-1 fees..........................................       .45%            1.00%
  Other Expenses......................................       .24%             .24%
                                                             ---              ---
    TOTAL FUND OPERATING EXPENSES.....................      1.69%            2.24%

------------------------
 *The "other expenses" for these Funds, which commence operations on January 1, 1996, are based on Capital Fund's actual "other expenses" for fiscal year 1995. Since Capital Fund, Value Fund and Growth & Income Fund are all part of Fortis Equity Portfolios, Inc., the expectation is that the "other expenses" for all three Funds will be similar.
**This information is based upon Class A's actual expenses for fiscal year 1995.

EXAMPLE

You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period. This example includes conversion of Class B and H shares to Class A shares after eight years and a waiver of deferred sales charges on Class B and H shares of 10% of the amount invested. See "Contingent Deferred Sales Charge--Class B, H, and C Shares."

ASSET ALLOCATION PORTFOLIO                1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------  ------   -------   -------   --------
  Class A Shares........................   $63       $95      $129       $225
  Class B and H Shares..................   $58       $93      $132       $231
  Class C Shares........................   $32       $66      $114       $245

  Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Class B and H Shares..................   $22       $66      $114       $231
  Class C Shares........................   $22       $66      $114       $245

VALUE FUND                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------                               ------   -------   -------   --------
  Class A Shares........................   $61       $89      $119       $204
  Class B and H Shares..................   $58       $93      $132       $226
  Class C Shares........................   $32       $66      $114       $245

  Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Class B and H Shares..................   $22       $66      $114       $226
  Class C Shares........................   $22       $66      $114       $245

GROWTH & INCOME FUND                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------                   ------   -------   -------   --------
  Class A Shares........................   $61       $89      $119       $204
  Class B and H Shares..................   $58       $93      $132       $226
  Class C Shares........................   $32       $66      $114       $245

  Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Class B and H Shares..................   $22       $66      $114       $226
  Class C Shares........................   $22       $66      $114       $245

CAPITAL FUND                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------                              ------   -------   -------   --------
  Class A Shares........................   $60       $85      $112       $190
  Class B and H Shares..................   $56       $89      $125       $212
  Class C Shares........................   $30       $62      $107       $232

  Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Class B and H Shares..................   $20       $62      $107       $212
  Class C Shares........................   $20       $62      $107       $232

FIDUCIARY FUND                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------                           ------   -------   -------   --------
  Class A Shares........................   $63      $ 96      $131       $231
  Class B and H Shares..................   $60      $101      $145       $252
  Class C Shares........................   $34      $ 74      $127       $271

  Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Class B and H Shares..................   $24       $74      $127       $252
  Class C Shares........................   $24       $74      $127       $271

GROWTH FUND                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------                              ------   -------   -------   --------
  Class A Shares........................   $58       $82      $107       $178
  Class B and H Shares..................   $55       $86      $120       $201
  Class C Shares........................   $29       $59      $102       $220
  Class Z Shares........................   $ 9       $28      $ 49       $108

  Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Class B and H Shares..................   $19       $59      $102       $201
  Class C Shares........................   $19       $59      $102       $220

CAPITAL APPRECIATION PORTFOLIO            1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------  ------   -------   -------   --------
  Class A Shares........................   $64       $98      $135       $238
  Class B and H Shares..................   $59       $97      $138       $244
  Class C Shares........................   $33       $70      $120       $257

  Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Class B and H Shares..................   $23       $70      $120       $244
  Class C Shares........................   $23       $70      $120       $257

The above examples use 1995 historical data as a basis for the estimated expenses of the time periods indicated and should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

The information below has been derived from audited financial statements and should be read in conjunction with the financial statements of the applicable Fund and the independent auditors' report of KPMG Peat Marwick LLP found in the Funds' 1995 Annual Report to Shareholders which may be obtained without charge. No information is presented for the Value and Growth & Income Funds since they did not commence operations until January 1, 1996.

----------------------------------------------------------------------------------------------------------------------
                           TEN MONTHS
                             ENDED                            YEAR ENDED OCTOBER 31,
ASSET ALLOCATION           AUGUST 31,   ------------------------------------------------------------------
PORTFOLIO--CLASS A SHARES     1995        1994        1993        1992        1991       1990       1989      1988***
----------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period.....     $14.44      $15.43      $14.00      $13.34     $10.72     $11.91     $10.37    $10.00
----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment
   income--net...........        .43         .37         .42         .53        .50        .42        .45       .32
  Net realized and
   unrealized gain (loss)
   on investments........       2.14        (.31)       1.52         .96       2.37      (1.00)      1.54       .05
----------------------------------------------------------------------------------------------------------------------
Total from operations....       2.57         .06        1.94        1.49       2.87       (.58)      1.99       .37
----------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income--net...........       (.40)       (.33)       (.51)       (.82)      (.25)      (.61)      (.45)       --
  From net realized
   gains.................       (.09)       (.72)         --          --         --         --         --        --
  Excess distributions of
   net realized gains....         --          --          --        (.01)        --         --         --        --
----------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders............       (.49)      (1.05)       (.51)       (.83)      (.25)      (.61)      (.45)       --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period..................     $16.52      $14.44      $15.43      $14.00     $13.34     $10.72     $11.91    $10.37
----------------------------------------------------------------------------------------------------------------------
Total return**...........      18.25%       0.48%      14.20%      11.55%     27.25%     (5.27%)    20.10%     3.80%
Net assets at end of
 period (000's
 omitted)................   $132,939    $119,395    $108,488     $89,674    $27,270    $21,691     $8,820    $6,889
Ratio of expenses to
 average daily net
 assets..................       1.57%*      1.55%       1.58%       1.58%      1.83%      1.98%      1.95%     1.95%*
Ratio of net investment
 income to average daily
 net assets..............       3.31%*      2.60%       2.90%       4.05%      4.11%      3.89%      4.62%     5.55%*
Portfolio turnover
 rate....................         94%         94%        103%         45%        64%       112%        67%       52%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                    NINE AND ONE-HALF MONTH PERIOD
                                                                 FROM
                                                      NOVEMBER 14, 1994 THROUGH
                                                           AUGUST 31, 1995
                                                    CLASS B    CLASS H    CLASS C
ASSET ALLOCATION PORTFOLIO                           SHARES     SHARES     SHARES
----------------------------------------------------------------------------------
Net asset value, beginning of period..............  $14.27     $14.27     $14.27
----------------------------------------------------------------------------------
Operations:
  Investment income--net..........................     .39        .39        .39
  Net realized and unrealized gains (losses) on
   investments....................................    2.26       2.24       2.21
----------------------------------------------------------------------------------
Total from operations.............................    2.65       2.63       2.60
----------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income--net.....................    (.37)      (.37)      (.37)
  From net realized gains.........................    (.09)      (.09)      (.09)
----------------------------------------------------------------------------------
Total distributions to shareholders...............    (.46)      (.46)      (.46)
----------------------------------------------------------------------------------
Net asset value, end of period....................  $16.46     $16.44     $16.41
----------------------------------------------------------------------------------
Total Return**....................................   19.00%     18.86%     18.64%
Net assets at end of period (000's omitted).......    $692     $4,676       $777
Ratio of expenses to average daily net assets.....    2.12%*     2.12%*     2.12%*
Ratio of net investment income to average daily
 net assets.......................................    2.52%*     2.54%*     2.52%*
Portfolio turnover rate...........................      94%+       94%+       94%+
----------------------------------------------------------------------------------

  * Annualized.
 ** These are total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
*** January 4, 1988 to October 31, 1988.
  + For the period ended August 31, 1995. Portfolio turnover is computed at the fund level.

------------------------------------------------------------------------------------------------------------------------------------
                                                                NINE-MONTH
                                                               PERIOD ENDED
CAPITAL FUND--               YEAR ENDED AUGUST 31,              AUGUST 31,                   YEAR ENDED NOVEMBER 30,
CLASS A SHARES       1995       1994       1993       1992         1991         1990       1989       1988        1987       1986
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period...........   $18.36     $18.12     $17.86     $16.50      $13.55        $16.30     $11.63     $12.24      $14.04     $11.87
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment
   income--net....      .08        .07        .14        .13         .13           .23        .21        .19         .13        .12
  Net realized and
   unrealized
   gains (losses)
   on
   investments....     3.62       1.73       1.25       1.63        4.03         (1.92)      4.69       1.04        (.93)      3.30
------------------------------------------------------------------------------------------------------------------------------------
Total from
 operations.......     3.70       1.80       1.39       1.76        4.16         (1.69)      4.90       1.23        (.80)      3.42
------------------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income--net....     (.08)      (.12)      (.09)      (.11)       (.18)         (.25)      (.23)      (.17)       (.10)      (.19)
  From net
   realized
   gains..........     (.76)     (1.44)     (1.04)      (.29)      (1.03)         (.81)        --      (1.67)       (.90)     (1.06)
------------------------------------------------------------------------------------------------------------------------------------
Total
 distributions to
 shareholders.....     (.84)     (1.56)     (1.13)      (.40)      (1.21)        (1.06)      (.23)     (1.84)      (1.00)     (1.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period....   $21.22     $18.36     $18.12     $17.86      $16.50        $13.55     $16.30     $11.63      $12.24     $14.04
------------------------------------------------------------------------------------------------------------------------------------
Total return**....    21.49%     10.56%      7.88%     10.77%      33.36%       (10.99%)    42.53%     11.36%      (7.31%)    29.63%
Net assets end of
 period (000's
 omitted)......... $291,263   $245,776   $246,369   $223,865    $191,390      $143,367   $142,459   $110,168    $116,303   $106,745
Ratio of expenses
 to average daily
 net assets.......     1.24%      1.21%      1.22%      1.23%       1.28%*        1.25%      1.09%      1.11%       1.07%      1.06%
Ratio of net
 investment income
 to average daily
 net assets.......      .42%       .41%       .77%       .72%       1.19%*        1.66%      1.42%      1.59%        .91%       .93%
Portfolio turnover
 rate.............       14%        41%        68%        18%         34%           62%        42%        92%         76%        80%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                    NINE AND ONE-HALF MONTH PERIOD
                                                                 FROM
                                                      NOVEMBER 14, 1994 THROUGH
                                                           AUGUST 31, 1995
                                                    CLASS B    CLASS H    CLASS C
CAPITAL FUND                                         SHARES     SHARES     SHARES
----------------------------------------------------------------------------------
Net asset value, beginning of period..............  $18.35      $18.35     $18.35
----------------------------------------------------------------------------------
Operations:
  Investment income--net..........................      --          --         --
  Net realized and unrealized gains (losses) on
   investments....................................    3.58        3.58       3.57
----------------------------------------------------------------------------------
Total from operations.............................    3.58        3.58       3.57
----------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income--net.....................    (.03)       (.03)      (.03)
  From realized gains.............................    (.76)       (.76)      (.76)
----------------------------------------------------------------------------------
Total distributions to shareholders...............    (.79)       (.79)      (.79)
----------------------------------------------------------------------------------
Net asset value, end of period....................  $21.14      $21.14     $21.13
----------------------------------------------------------------------------------
Total Return**....................................   20.74%      20.74%     20.68%
Net assets end of period (000's omitted)..........  $1,527      $4,052       $344
Ratio of expenses to average daily net assets.....    1.99%*      1.99%*     1.99%*
Ratio of net investment income (loss) to average
 daily net assets.................................    (.36%)*     (.37%)*    (.36%)*
Portfolio turnover rate...........................      14%+        14%+       14%+
----------------------------------------------------------------------------------

 * Annualized.
** These are total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 + For the period ended August 31, 1995. Portfolio turnover is calculated at the fund level.

-------------------------------------------------------------------------------------------------------------------------
                                                                EIGHT-MONTH
FIDUCIARY                                                       PERIOD ENDED
FUND--CLASS A                 YEAR ENDED AUGUST 31,              AUGUST 31,             YEAR ENDED DECEMBER 31,
SHARES                1995       1994       1993       1992         1991        1990      1989    1988    1987     1986
-------------------------------------------------------------------------------------------------------------------------
Net asset value
 beginning of
 period............  $30.23     $30.07     $28.74     $26.77       $20.27      $25.96     $18.67  $17.57  $18.82  $17.80
-------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income
   (loss)--net.....    (.16)      (.14)      (.09)       .04          .06         .22        .18     .14     .03      --
  Net realized and
   unrealized gains
   (losses)
   on
   investments.....    6.68       2.99       3.11       2.68         6.48       (3.09)      7.32    1.09     .11    3.29
-------------------------------------------------------------------------------------------------------------------------
Total from
 operations........    6.52       2.85       3.02       2.72         6.54       (2.87)      7.50    1.23     .14    3.29
-------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income--net.....      --         --         --       (.11)        (.02)       (.24)      (.18)    (.12)    (.06)    (.17)
  From net realized
   gains...........   (1.21)     (2.69)     (1.69)      (.64)        (.02)      (2.58)      (.03)    (.01)   (1.33)   (2.10)
-------------------------------------------------------------------------------------------------------------------------
Total distributions
 to shareholders...   (1.21)     (2.69)     (1.69)      (.75)        (.04)      (2.82)      (.21)    (.13)   (1.39)   (2.27)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period.....  $35.54     $30.23     $30.07     $28.74       $26.77      $20.27     $25.96  $18.67  $17.57  $18.82
-------------------------------------------------------------------------------------------------------------------------
Total return**.....   22.71%     10.17%     10.58%     10.28%       32.23%     (11.07%)    40.30%    7.01%     .38%   19.93%
Net assets end of
 period (000's
 omitted).......... $63,195    $48,833    $47,543    $43,504      $39,367     $30,517    $33,647 $29,720 $33,151 $20,918
Ratio of expenses
 to average daily
 net assets........    1.62%      1.45%      1.45%      1.47%        1.46%*      1.44%      1.42%    1.55%    1.39%    1.50%
Ratio of net
 investment income
 (loss) to average
 daily net
 assets............    (.53%)     (.45%)     (.31%)      .14%         .42%*      1.00%       .67%     .69%     .23%     .21%
Portfolio turnover
 rate..............      12%        25%        53%        26%          34%         68%        41%      97%      79%      82%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      NINE AND ONE-HALF MONTH
                                                            PERIOD FROM
                                                     NOVEMBER 14, 1994 THROUGH
                                                          AUGUST 31, 1995
                                                    CLASS B    CLASS H   CLASS C
FIDUCIARY FUND                                       SHARES    SHARES    SHARES
--------------------------------------------------------------------------------
Net asset value, beginning of period..............  $30.15     $30.15    $30.15
--------------------------------------------------------------------------------
Operations:
  Investment income (loss)--net...................    (.13)      (.17)     (.12)
  Net realized and unrealized gains (losses) on
   investments....................................    6.54       6.58      6.58
--------------------------------------------------------------------------------
Total from operations.............................    6.41       6.41      6.46
--------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income--net.....................      --         --        --
  From net realized gains.........................   (1.21)     (1.21)    (1.21)
--------------------------------------------------------------------------------
Total distributions to shareholders...............   (1.21)     (1.21)    (1.21)
--------------------------------------------------------------------------------
Net asset value, end of period....................  $35.35     $35.35    $35.40
--------------------------------------------------------------------------------
Total Return**....................................   22.38%     22.38%    22.55%
Net assets at end of period (000's omitted).......    $473     $1,481      $272
Ratio of expenses to average daily net assets.....    2.37%*     2.37%*    2.37%*
Ratio of net investment income (loss) to average
 daily net assets.................................   (1.31%)*   (1.29%)*  (1.31%)*
Portfolio turnover rate...........................      12%+       12%+      12%+
--------------------------------------------------------------------------------

 * Annualized.
** These are total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 + For the period ended August 31, 1995. Portfolio turnover is computed at the fund level.

------------------------------------------------------------------------------------------------------------------------------------
                                                                EIGHT-MONTH
                                                                  PERIOD
                                                                   ENDED
GROWTH FUND--                YEAR ENDED AUGUST 31,              AUGUST 31,                   YEAR ENDED DECEMBER 31,
CLASS A SHARES      1995        1994        1993       1992        1991         1990       1989       1988        1987       1986
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period.........   $26.25      $29.09      $24.31      $24.40     $17.47       $20.92      $15.04     $14.07     $16.37      $14.37
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment
   income
  (loss)--net...     (.04)       (.10)       (.06)        .05         --          .24         .05        .10        .07         .03
  Net realized
   and
   unrealized
   gain (losses)
   on
  investments...     6.95        (.88)       5.52        1.16       6.93        (1.55)       6.36        .99        .05        2.71
------------------------------------------------------------------------------------------------------------------------------------
Total from
 operations.....     6.91        (.98)       5.46        1.21       6.93        (1.31)       6.41       1.09        .12        2.74
------------------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  From
   investment
  income--net...       --          --        (.04)       (.02)        --         (.24)       (.05)      (.09)      (.12)       (.15)
  From net
   realized
   gains........     (.50)      (1.86)       (.64)      (1.28)        --        (1.90)       (.48)      (.03)     (2.30)       (.59)
------------------------------------------------------------------------------------------------------------------------------------
Total
 distributions
 to
 shareholders...     (.50)      (1.86)       (.68)      (1.30)        --        (2.14)       (.53)      (.12)     (2.42)       (.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of
 period.........   $32.66      $26.25      $29.09      $24.31     $24.40       $17.47      $20.92     $15.04     $14.07      $16.37
------------------------------------------------------------------------------------------------------------------------------------
Total
 return**.......    26.92%      (3.77%)     22.69%       4.72%     39.67%       (6.31%)     42.76%      7.76%      (.30%)     19.80%
Net assets end
 of period
 (000's
 omitted)....... $670,753    $558,589    $585,117    $473,258   $325,901     $237,182    $232,005   $189,810   $196,772    $160,974
Ratio of
 expenses to
 average daily
 net assets.....     1.13%       1.09%       1.10%       1.13%      1.20%*       1.21%       1.01%      1.05%       .99%       1.00%
Ratio of net
 investment
 income (loss)
 to average
 daily net
 assets.........     (.13%)      (.36%)      (.20%)       .24%      (.03%)*      1.30%        .23%       .64%       .43%        .29%
Portfolio
 turnover
 rate...........       27%         23%         49%         33%        33%          58%         43%       102%        80%         72%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      NINE AND ONE-HALF MONTH
                                                            PERIOD FROM
                                                     NOVEMBER 14, 1994 THROUGH
                                                          AUGUST 31, 1995
                                                    CLASS B    CLASS H   CLASS C
GROWTH FUND                                          SHARES    SHARES    SHARES
--------------------------------------------------------------------------------
Net asset value, beginning of period..............  $25.85     $25.85    $25.85
--------------------------------------------------------------------------------
Operations:
  Investment income (loss)--net...................    (.13)      (.11)     (.10)
  Net realized and unrealized gains (losses) on
   investments....................................    7.26       7.25      7.24
--------------------------------------------------------------------------------
Total from operations.............................    7.13       7.14      7.14
--------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income--net.....................      --         --        --
  From net realized gains.........................    (.50)      (.50)     (.50)
--------------------------------------------------------------------------------
Total distributions to shareholders...............    (.50)      (.50)     (.50)
--------------------------------------------------------------------------------
Net asset value, end of period....................  $32.48     $32.49    $32.49
--------------------------------------------------------------------------------
Total Return**....................................   28.17%     28.21%    28.21%
Net assets at end of period (000's omitted).......  $2,179     $6,867      $264
Ratio of expenses to average daily net assets.....    1.88%*     1.88%*    1.88%*
Ratio of net investment income (loss) to average
 daily net assets.................................   (1.09%)*   (1.10%)*  (1.10%)*
Portfolio turnover rate...........................      27%+       27%+      27%+
--------------------------------------------------------------------------------

 * Annualized.

** These are total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

 + For the period ended August 31, 1995. Portfolio turnover is calculated at the fund level.

----------------------------------------------------------------------------------------------------------------------
                              TEN
                            MONTHS
CAPITAL APPRECIATION         ENDED                          YEAR ENDED OCTOBER 31,
PORTFOLIO--                 AUGUST     -----------------------------------------------------------------
CLASS A SHARES             31, 1995      1994       1993       1992        1991       1990       1989       1988****
----------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period.....    $23.05     $27.38     $19.85      $19.80     $11.58     $15.44      $10.80    $10.00
----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income
   (loss)-net***.........      (.17)      (.12)      (.30)       (.17)      (.14)      (.07)        .05       .06
  Net realized and
   unrealized gain (loss)
   on investments........      7.79      (2.45)      7.83         .22       8.36      (3.06)       4.70       .74
----------------------------------------------------------------------------------------------------------------------
Total from operations....      7.62      (2.57)      7.53         .05       8.22      (3.13)       4.75       .80
----------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income-net............        --         --         --          --         --       (.02)       (.11)       --
  From net realized
   gains.................        --      (1.76)        --          --         --       (.71)         --        --
----------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders............        --      (1.76)        --          --         --       (.73)       (.11)       --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period..................    $30.67     $23.05     $27.38      $19.85     $19.80     $11.58      $15.44    $10.80
----------------------------------------------------------------------------------------------------------------------
Total return**...........     33.06%     (9.56%)    37.93%        .25%     70.98%    (21.21%)     44.38%     8.00%
Net assets at end of
 period (000's
 omitted)................   $90,918    $68,352    $58,434     $43,207    $29,992    $15,194     $13,046    $4,144
Ratio of expenses to
 average daily net
 assets..................      1.69%*     1.62%      1.62%       1.68%      1.82%      1.88%       1.97%     1.95%*
Ratio of net investment
 income (loss) to average
 daily net assets........      (.82%)*    (.61%)    (1.23%)      (.88%)     (.97%)     (.56%)       .29%     1.54%*
Portfolio turnover
 rate....................        21%        36%        60%         43%        93%        62%         69%       65%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                           NINE AND ONE-HALF MONTH PERIOD
                                                        FROM
                                          NOVEMBER 14, 1994 THROUGH AUGUST
                                                      31, 1995
                                          CLASS B     CLASS H     CLASS C
CAPITAL APPRECIATION PORTFOLIO             SHARES     SHARES      SHARES
--------------------------------------------------------------------------
Net asset value, beginning of period....  $22.45      $22.45      $22.45
--------------------------------------------------------------------------
Operations:
  Investment income (loss)--net***......    (.35)       (.36)       (.36)
  Net realized and unrealized gains
   (losses) on investments..............    8.47        8.49        8.49
--------------------------------------------------------------------------
Total from operations...................    8.12        8.13        8.13
--------------------------------------------------------------------------
Distributions to shareholders:
  From investment income--net...........      --          --          --
  From realized gains...................      --          --          --
--------------------------------------------------------------------------
Total distributions to shareholders.....      --          --          --
--------------------------------------------------------------------------
Net asset value, end of period..........  $30.57      $30.58      $30.58
--------------------------------------------------------------------------
Total Return**..........................   36.17%      36.21%      36.21%
Net assets end of period (000's
 omitted)...............................    $841      $2,115        $227
Ratio of expenses to average daily net
 assets.................................    2.24%*      2.24%*      2.24%*
Ratio of net investment income (loss) to
 average daily net assets...............   (1.61%)*    (1.62%)*    (1.62%)*
Portfolio turnover rate.................      21%+        21%+        21%+
--------------------------------------------------------------------------

   * Annualized.
  ** These are total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 *** Per share amounts compiled based upon average shares outstanding during the period.
**** January 4, 1988 to October 31, 1988.
   + Period ended August 31, 1995. Portfolio turnover is computed at fund level.

Each Fund may advertise its "cumulative total return," "average annual total return," "systematic investment plan cumulative total return," and "systematic investment plan average annual total return," and may compare such figures to recognized indices. Performance figures are calculated separately for each class of shares, and figures for each class will be presented. Each Fund may advertise its relative performance as compiled by outside organizations such as Lipper Analytical or Wiesenberger, or refer to publications which have mentioned the Fund, Advisers, or their personnel, and also may advertise other performance items as set forth in the Statement of Additional Information. The performance discussion required by the SEC is found in the applicable Fund's Annual Report to Shareholders and will be made available without charge upon request.

ORGANIZATION AND CLASSIFICATION

Fortis Asset Allocation Portfolio ("Asset Allocation Portfolio") and Fortis Capital Appreciation Portfolio ("Capital Appreciation Portfolio") are portfolios of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). Fortis Value Fund ("Value Fund"), Fortis Growth & Income Fund ("Growth & Income Fund"), and Fortis Capital Fund ("Capital

Fund") are the three portfolios of Fortis Equity Portfolios, Inc. ("Fortis Equity"). Fortis Fiduciary Fund, Inc. ("Fiduciary Fund") and Fortis Growth Fund, Inc. ("Growth Fund") are single portfolio funds. The shares of each of these seven portfolios/funds (collectively, the "Funds") currently are of four classes (A, B, H, and C), each with different sales arrangements and expenses.

Fortis Advantage, Growth Fund, Fiduciary Fund, and Fortis Equity were each incorporated under Minnesota law in 1987, 1958, 1981, and 1949, respectively, and each is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an "open-end diversified management investment company".

While Fortis Advantage is currently comprised of four Portfolios-- Capital Appreciation Portfolio, High Yield Portfolio, Asset Allocation Portfolio, and Government Total Return Portfolio, only Asset Allocation Portfolio and Capital Appreciation Portfolio are offered through this Prospectus.

Regarding Fortis Advantage and Fortis Equity, each portfolio is (with respect to the other portfolio(s) in its investment company) for investment purposes, in effect a separate investment fund. A separate series of capital shares is issued for each portfolio. Each share issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of its respective fund. In other respects, each respective fund is treated as one entity.

INVESTMENT OBJECTIVES AND POLICIES; RISK CONSIDERATIONS

Through careful selection, broad diversification, and constant supervision, the management of each Fund aims to limit and counteract various types of risk that are inherent in all securities, and advance the value of the Funds' assets. There is risk in all investments and fulfillment of the Funds' objectives cannot be assured.

The Funds' investment objectives, which are set forth on page 2 and restated below, could be changed without shareholder approval. While no such change is contemplated, such a change could result in the Funds' objectives differing from those deemed appropriate by an investor at the time of investment.

Any investment restriction or limitation, fundamental or otherwise, that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

In seeking  to  obtain their  investment  objectives, each  Fund,  except  Asset
Allocation Portfolio, will invest primarily in common stock or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities). In periods when a more defensive position is deemed warranted, the Funds may invest in high grade preferred stocks, bonds, other fixed income securities (whether or not convertible into or carrying rights to purchase common stock), short-term money market instruments, commercial paper, obligations of banks or the United States Government, other high quality short-term debt instruments, or cash, all without limitation. The Funds may invest in both listed and unlisted securities.

Asset Allocation Portfolio, as more fully explained in "Investment Objectives and Policies--Asset Allocation Portfolio", invests in a combination of equity securities, debt securities and money market instruments.

It is expected that even when a Fund is "fully invested," generally a small percentage of the Fund's assets will be held in short-term money market instruments or cash, to pay redemption requests and Fund expenses.

INVESTMENT PHILOSOPHIES. In selecting equity securities for the Funds' portfolios, Fortis Advisers, Inc. ("Advisers"), the investment adviser of the Funds, uses two distinct equity investment philosophies. Specifically, Asset Allocation Portfolio, Capital Fund, Fiduciary Fund, Growth Fund and Capital Appreciation Portfolio use a "growth" philosophy and Value Fund uses a "value" philosophy. Growth & Income Fund may at times use either or both philosophies. Under both philosophies, Advisers uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.

In managing "GROWTH" portfolios, Advisers invests based on a concept of growth potential, seeking to identify companies whose earnings and revenue growth potential exceed industry averages. In addition to superior earnings growth potential, Advisers seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. Depending upon the market capitalization goals of a growth portfolio, the manager will select stocks of small, mid or large capitalization companies (or a combination of all three).

In managing "VALUE" portfolios, Advisers invests based on a concept of fundamental value, seeking to identify companies whose shares appear inexpensive relative to anticipated profit and dividend growth. The primary emphasis is placed on companies expected to experience a significant acceleration in earnings over the next three to five years. The prices of these stocks typically do not fully reflect such improvement. Often such a stock is "out of favor" and priced low relative to the company's earnings, cash flow and book value. A second source of

"value" stocks are companies expected to sustain their historic rate of growth but which are selling at a low price to earnings ratio in relation to this anticipated growth.

MEDIAN MARKET CAPITALIZATION. "Market capitalization" is a measure of a company's relative size and is calculated by multiplying the number of outstanding shares of a company by the market price of those shares. Half of a portfolio's assets are invested in securities of companies with market capitalizations larger than the "median market capitalization" of the portfolio, and half are invested in the securities of companies with market capitalizations smaller than the median. For example, in a portfolio of nine securities with respective market capitalizations of $1 billion, $1.5 billion, $2 billion, $3 billion, $5 billion, $8 billion, $8 billion, $8.75 billion and $9 billion, the median market capitalization of this portfolio would be $5 billion because half of the portfolio securities have market capitalizations that are smaller than the median and half have market capitalizations that are larger than the median. Median market capitalization is used as a measure of the "average" market capitalization of a portfolio and is sometimes used in the mutual fund industry to categorize a fund as "small cap", "mid cap" or "large cap." For purposes of this Prospectus, the Funds consider "small cap" portfolios to have median market capitalizations of less than $1 billion, "mid cap" portfolios to have median market capitalizations of $1 to $5 billion and "large cap" portfolios to have median market capitalizations of more than $5 billion.

As discussed on page 2 and in the "Investment Objective and Policies" for each Fund, each Fund, except Asset Allocation Portfolio, intends to maintain its median market capitalization within a certain range. There is, however, no assurance that the Funds' median market capitalizations will always remain within the designated ranges in light of constantly fluctuating market conditions and the performance of the stocks held in the Funds' portfolios.

ASSET ALLOCATION PORTFOLIO

The Asset Allocation Portfolio's investment objective is maximum total return on invested capital, to be derived mainly from capital appreciation, dividends and interest.

Asset Allocation Portfolio will endeavor to achieve its investment objective by following a flexible asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and markets. Asset Allocation Portfolio will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities, and warrants; debt securities of domestic and foreign issuers, including bonds, debentures, and notes; and money market instruments.

Advisers has broad latitude in selecting the class of investments and market sectors in which the Portfolio will invest. Asset Allocation Portfolio will not be a "balanced" fund and, therefore, will not be required continually to maintain a portion of its investments in each of its permitted investment types.

Depending upon prevailing economic and market conditions, Asset Allocation Portfolio may at any given time be primarily comprised of equity securities (including debt securities convertible into equity securities), short-term money market securities, investment grade bonds and other debt securities, or any combination thereof. For example, during periods when Advisers believes that the overall return on equity securities will exceed the return on debt securities, Asset Allocation Portfolio may be fully or substantially invested in equity securities. In contrast, Asset Allocation Portfolio normally would be invested primarily in debt securities during periods when Advisers believes that the total return from investing in debt securities will exceed the return on equity securities. Finally, during periods when Advisers believes interest rates will rise, Asset Allocation Portfolio may be primarily invested in short-term money market securities.

Unlike shareholders of other funds, a shareholder of Asset Allocation Portfolio confers substantially more investment discretion on the investment adviser, enabling the investment adviser to invest in a wide variety of investment securities.

EQUITY SECURITIES. Asset Allocation Portfolio may invest, without limitation, in equity securities, including common stocks, preferred stocks, and securities convertible into equity securities. In selecting investments in equity securities for the Portfolio, Advisers uses a "growth" philosophy and primarily looks for the potential for capital appreciation. The Portfolio generally invests in equity securities of companies which, in Adviser's judgment, are undervalued and show promise of substantial capital appreciation because of new management, products, services, markets, or other factors.

CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES. CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed Securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives".

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

ZERO COUPON OBLIGATIONS. Asset Allocation Portfolio may invest in zero coupon obligations of the U.S. Government, U.S. Government agencies, and corporate issuers, including rights to "stripped" coupon and principal payments. Certain U.S. Government obligations (principally, Treasury Notes and Treasury Bonds) and corporate obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. Asset Allocation Portfolio may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in such Portfolio shall apply equally to the Portfolio's investments in zero coupon securities (including, for example, minimum corporate bond ratings and percentage limitations).

MUNICIPAL SECURITIES. Asset Allocation Portfolio may invest not more than 20% of its total assets in municipal securities during periods when such securities appear to offer more attractive returns than taxable securities.

OTHER DEBT AND MONEY MARKET SECURITIES. In addition to its investments in equity securities and in obligations of the United States Government, its agencies, and instrumentalities, Asset Allocation Portfolio may invest in a variety of long, intermediate, and short-term debt securities. Such instruments may include the following:

    (a) CORPORATE BONDS. Asset Allocation Portfolio may invest, without limitation, in corporate bonds rated within the four highest rating grades assigned by Moody's or S&P, or comparably rated by another nationally recognized rating agency, and may invest up to 30% of its assets in lower rated bonds commonly known as "junk bonds"; however, the Portfolio will not invest in bonds rated below Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating agency. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. For a description of ratings assigned by both Moody's and S&P, see Statement of Additional Information.

    (b) BANK OBLIGATIONS. Asset Allocation Portfolio may invest in: (i) obligations (including certificates of deposit and bankers acceptances) of United States banks, savings and loan associations, and savings banks, which institutions have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $1 billion;
    (ii) U.S. dollar denominated obligations of Canadian chartered banks, London branches of United States banks, and United States branches or agencies of foreign banks which meet the asset size referred to in (i) above; and (iii) obligations of the institutions referred to in (i) above which have total assets of less than $1 billion, provided that the amount of the obligations purchased does not exceed $100,000 for any one such institution, and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

    (c) COMMERCIAL PAPER. Asset Allocation Portfolio may invest, without limitation, in commercial paper issued by United States corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-2 or higher by Moody's or A-2 or higher by S&P, or comparably rated by another nationally recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated A or better by Moody's or S&P, or comparably rated by another nationally recognized rating agency, and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 20% of the Portfolio's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

RISKS OF TRANSACTIONS IN HIGH-YIELDING, HIGH-RISK SECURITIES. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.

Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to serve their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by Asset Allocation Portfolio defaulted, Asset Allocation Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Portfolio's asset value. Furthermore, in the case of high-yielding securities structured as zero coupon or debentures the interest on which may be paid in other securities rather than cash ("PIKs"), their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, Asset Allocation Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Portfolio's assets. If Asset Allocation Portfolio experiences unexpected net redemptions, this may force it to sell its high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which such Portfolio's expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of Fortis Advantage's Board of Directors to accurately value high-yielding securities and Asset Allocation Portfolio's assets and the Portfolio's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by Asset Allocation Portfolio may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying credit ratings as a method of evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by Asset Allocation Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so Asset Allocation Portfolio can meet redemption requests. The achievement of the investment objective of Asset Allocation Portfolio may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, Asset Allocation Portfolio may retain a portfolio security whose rating has been changed if the security otherwise meets the Portfolio's investment objective and investment criteria.

As noted above, the Asset Allocation Portfolio may invest up to 30% of its assets in lower rated bonds. The Asset Allocation Portfolio may retain a portfolio security whose rating has been changed if the security otherwise meets the Portfolio's investment objective and investment criteria. Lower rated bonds in which the Asset Allocation Portfolio may invest include high yield securities. For the fiscal period ended August 31, 1995, the weighted average percentage of Asset Allocation Portfolio's long-term bond investments represented by certain securities is set forth in the following table:

STANDARD & POOR'S RATING                         PERCENT OF TOTAL
(OR EQUIVALENT)                                    INVESTMENTS
--------------------------                      ------------------
AAA...........................................           60.7%
AA............................................            6.3%
A.............................................            4.2%
BBB...........................................            6.2%
BB............................................            3.9%
B.............................................           15.0%
CCC...........................................            1.3%
Below CCC.....................................              0%
All unrated bonds as a group..................            2.4%
                                                        -----
                                                        100.0%

VALUE FUND

The Value Fund's investment objective is short and long term capital appreciation. Current income is only a secondary objective. The Fund invests primarily in equity securities and selects stocks based on the "value" philosophy. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization of over $1 billion, making it a "mid to large cap value fund."

GROWTH & INCOME FUND

The Growth & Income Fund's investment objectives are capital appreciation and current income. Under normal market conditions, it is the intention of the Fund to maintain a median market capitalization of over $5 billion, making it a "large cap fund."

Growth & Income Fund will pursue its investment objectives by investing in a broadly diversified portfolio of primarily equity securities, with an emphasis on securities of companies that have a history of dividend payments. Companies will be selected on the basis of both historical and potential long-term growth and continued dividend payments.

CAPITAL FUND

The Capital Fund's investment objective is short and long term capital appreciation. Current income is only a secondary objective. The Fund uses a "growth" philosophy and invests primarily in equity securities. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of greater than $5 billion, making it a "large cap growth fund." On September 30, 1995, the Fund's median market capitalization was $6.2 billion.

FIDUCIARY FUND

The Fiduciary Fund's investment objective is short and long term capital appreciation. Current income is only a secondary objective. The Fund uses a "growth" philosophy and invests primarily in equity securities. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of over $1 billion, making it a "mid to large cap growth fund." On September 30, 1995, the Fund's median market capitalization was $6.2 billion.

GROWTH FUND

The Growth Fund's investment objective is short and long term capital appreciation. Current income is only a secondary objective. The Fund uses a "growth" philosophy and invests primarily in equity securities. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of from $1 billion to $5 billion, making it a "mid cap growth fund." On September 30, 1995, the Fund's median market capitalization was $2.8 billion.

CAPITAL APPRECIATION PORTFOLIO

The Capital Appreciation Portfolio's investment objective is maximum long term capital appreciation. Dividend and interest income from investments, if any, is incidental. The Fund uses a "growth" philosophy and invests primarily in equity securities. Under normal market conditions, it is the intention of this Fund to maintain a median market capitalization for its portfolio of less than $1 billion, making it a "small cap growth fund." On September 30, 1995, the Fund's median market capitalization was $0.85 billion.

Capital Appreciation Portfolio's policy is to invest, under normal circumstances, at least 65% of its assets (exclusive of collateral in connection with securities lending) in: (a) common stocks of small and medium-sized companies that are early in their life cycles, but which have the potential to become major enterprises ("emerging growth companies"); and (b) equity securities of some more established companies whose rates of earnings growth are expected to accelerate because of special factors such as new products or services, changes in demand factors, basic changes in the economic environment, or rejuvenated management. Emerging growth companies generally have annual gross revenues ranging from $50 million to $300 million, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies.

While Capital Appreciation Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Portfolio may also write covered call and secured put options and purchase call and put options on securities and stock indexes in an effort to increase total return and for hedging purposes, and may purchase and sell stock index futures contracts and options thereon for hedging purposes.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of Capital Appreciation Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in more established growth stocks.

OTHER INVESTMENT PRACTICES OF THE FUNDS

ILLIQUID SECURITIES. Policies which could be changed without shareholder approval prohibit each Fund except Growth Fund from investing more than 5% of its assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years and each Fund, except Growth Fund, from investing more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Securities that have been determined to be liquid by the applicable Board of Directors, or by Advisers subject to the oversight of such Board of Directors, will not be subject to this limitation. Commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

With respect to Growth Fund, a policy which may not be changed without shareholder approval is that the Fund may invest up to 5% of its assets (at the time of investment) in each of the following: (a) securities which it might not be free to sell to the public without registration of such securities under the Securities Act of 1933; and (b) in bonds, debentures or other debt securities which are not publicly distributed. However, this policy is further restricted by a policy which could be changed without shareholder approval, which: prohibits more than an aggregate of 5% of the Fund's assets from being invested in: (a) restricted securities (both debt and equity); (b) equity securities of any issuer which are not readily marketable; and (c) companies which have been in business for less than three years.

MORTGAGE-RELATED SECURITIES. Asset Allocation Portfolio and Growth & Income Fund may invest in certain types of mortgage-related
securities.  Mortgage-related  securities  are  securities  that,  directly   or
indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities which are secured, directly or indirectly, by mortgages on commercial or residential real estate. Such Funds may invest to a limited extent in collateralized mortgage obligations.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. The ability of the issuer of mortgage-related securities to reinvest favorably in underlying mortgages may be limited by prevailing economic conditions or by government regulation. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

TRANSACTIONS IN OPTIONS, FUTURES, AND FORWARD CONTRACTS. Each Fund, except Growth Fund, may, to a limited extent, enter into options, futures, and forward contracts on a variety of investments and indexes, in order to protect against declines in the value of Portfolio securities or increases in the cost of securities to be acquired ("hedging") and, in the case of options on securities or indexes of securities, to increase a Portfolio's gross income.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements.

BORROWINGS. Each Fund, except Growth Fund, may borrow money from banks as a temporary measure to facilitate redemptions.

FOREIGN SECURITIES. Each Fund except Asset Allocation Portfolio may invest up to 10%, and Asset Allocation Portfolio may invest up to 20%, of its total assets (at the time of investment) in foreign securities.

Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in the United States issuers. Since the indicated Funds may invest in securities denominated in currencies other than U.S. dollars, and since they may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the indicated Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the indicated Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors.

Foreign securities held by the Funds may not be registered with, nor the issuers thereof be subject to, reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations of the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

The Funds will calculate their net asset values to complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A material portion of the Fund's investment securities may be listed on foreign stock exchanges which may trade on other days (such as a Saturday). As a result, the Fund's net asset values may be materially affected by such trading on days when a shareholder has no access to the Funds.

VARIABLE AMOUNT MASTER DEMAND NOTES. Each Fund may invest in variable amount master demand notes.

DELAYED DELIVERY TRANSACTIONS. Each of the Funds, except Growth Fund, may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund except Growth Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral equal to no less than the market value, determined daily, of the securities loaned. Such Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. Management will limit such lending to not more than 33 1/3% percent of the value of each Fund's total assets. ("Total assets" of a Fund includes the amount lent as well as the collateral securing such loans.) Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described in the Prospectus and Statement of Additional Information, the Funds will not make loans to other persons.

INVESTMENTS IN REAL ESTATE OR INTERESTS IN REAL ESTATE INVESTMENT TRUSTS. Each of the Funds, except Growth Fund, may invest in equity or debt real estate investment trusts ("REITs"), real estate development and real estate operating companies, and other real estate related businesses. The Funds intend to invest the REIT portion of its portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interest in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. The Funds' investments in REITs may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, equity REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms. With the exception of Growth & Income Fund, the Funds will limit their investment in REITs to 10% of their total assets and to publicly distributed REITs.

SHORT SALES AGAINST THE BOX. Each of the Funds, except Growth Fund, may sell a security short to the extent the Fund contemporaneously owns or has the right to obtain equivalent securities. Such a short sale is referred to as a short sale "against the box."

SHORT-TERM MONEY MARKET INSTRUMENTS. Each of the Funds may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments in which the Funds may invest include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. government securities, which include: (i) the following U.S. Treasury obligations; U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities.

SHORT-TERM TRADING. Consistent with its investment objectives, each of the Funds intends to purchase securities primarily for investment, but also may seek short-term capital appreciation. They reserve freedom of action, however, to sell portfolio securities whenever management believes more favorable investment opportunities are available, regardless of any additional brokerage costs which may be incurred, and regardless of any income tax consequences.

For additional information on the investment techniques used in managing the Funds, and the risks associated with those techniques, see the Statement of Additional Information.

MANAGEMENT

BOARD OF DIRECTORS

Under Minnesota law, the Board of Directors of each Fund (the "Board of Directors") has overall responsibility for managing it in good faith, in a manner reasonably believed to be in the best interests of such Fund, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated.

The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/
DIVIDEND AGENT

Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for the Funds. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. In addition to providing investment advice, Advisers is responsible for management of each Fund's business affairs, subject to the overall authority of the applicable Board of Directors. Advisers' address is that of the Fund. Stephen M. Poling, James S. Byrd, and Keith R. Thomson have managed each Fund (except the Value and Growth & Income Funds), along with other equity portfolios of Advisers, since 1983, 1991, and 1988, respectively. Asset Allocation Portfolio is also managed by Howard Hudson, Charles J. Dudley, Maroun M. Hayek and Christopher J. Woods. Messrs. Hudson, Dudley, Hayek, and Woods began managing Asset Allocation Portfolio in 1995. Prior to August, 1995, Mr. Hudson has been managing debt securities for Fortis, Inc. since 1991; Mr. Dudley was a Senior Vice President and Senior Portfolio Manager for SunAmerica Asset Management, New York, NY.; Mr. Hayek has been managing debt securities for Fortis, Inc. since 1987; and Mr. Woods has been managing debt securities for Fortis, Inc. since 1993. Prior to that, Mr. Woods was the head of fixed income for The Police and Firemen's Disability and Pension Fund of Ohio in Columbus, OH. Growth & Income Fund will be managed by Messrs. Poling, Byrd, & Thomson. Value Fund will be managed by Fred Obser, Mr. Byrd and Nicholas L.M. DePeyster. Mr. Obser has managed equity portfolios for Fortis, Inc. for at least the past five years. Mr. DePeyster has done so since July, 1991, and prior thereto was a Research Associate with Smith Barney, Inc., New York, N.Y. All of the above managers are Vice Presidents of Advisers except Messrs. Poling, Byrd and Hudson (Executive Vice Presidents).

THE UNDERWRITER AND DISTRIBUTION EXPENSES

Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is the Funds' underwriter. Investors' address is that of the Funds. Investors reserves the right to reject any purchase order. The following persons are affiliated with both Investors and each Fund: Dean C. Kopperud is a director and officer of both; Stephen M. Poling and Jon H. Nicholson are directors of Investors and officers of both; and Dennis M. Ott, James S. Byrd, Robert C. Lindberg, Keith R. Thomson, Larry A. Medin, John W. Norton, Anthony J. Rotondi, Robert W. Beltz, Jr., Thomas D. Gualdoni, Richard P. Roche, Tamara L. Fagely, John E. Hite, Carol
M. Houghtby and Scott R. Plummer are officers of both.

Pursuant to Plans of Distribution adopted by each Fund under Rule 12b-1 under the 1940 Act, each Fund is obligated to pay Investors an annual fee. This fee is a percentage of average net assets attributable to the various classes of each Fund's shares as follows:

                                                     CLASSES
                                          CLASS A   B, H, & C   CLASS Z
                                          -------   ---------   -------
Asset Allocation Portfolio                 .45%       1.00%      N/A
Value Fund                                 .25%       1.00%      N/A
Growth & Income Fund                       .25%       1.00%      N/A
Capital Fund                               .25%       1.00%      N/A
Fiduciary Fund                             .25%       1.00%      N/A
Growth Fund                                .25%       1.00%      0.00%
Capital Appreciation Portfolio             .45%       1.00%      N/A

For Asset Allocation Portfolio and Capital Appreciation Portfolio, the standard payout to broker-dealers not affiliated with Investors for selling each Portfolio's shares is equal to an annual rate of .25 of 1% of the net asset value of the shares sold (the "Base Fee"). However, should any of such broker-dealers have sold currently outstanding shares of a Portfolio that, coupled with the shares of the same Portfolio currently being sold and computed at the time of each individual sale, have an aggregate net asset value of greater than $1,000,000 (this $1,000,000 to be calculated separately for each Portfolio), then with respect to such Portfolio, the broker-dealer would be entitled to an additional fee of .20 of 1% of the net asset value of Portfolio shares sold (the "Service Fee"). While all of Class A's Rule 12b-1 fee constitutes a "distribution fee", only 75% of Class B, H, and C's fees constitute distribution fees.

The higher distribution fee attributable to Class B, H, and C shares is designed to permit an investor to purchase such shares through registered representatives of Investors and other broker-dealers without the assessment of an initial sales charge and at the same time to permit Investors to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by Investors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund. For example, such distribution fee may be used by Investors: (a) to compensate broker-dealers, including Investors and its registered representatives, for their sale of Fund shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, and (b) to pay other advertising and promotional expenses in connection with the distribution of Fund shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders;
preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Investors and affiliated insurance companies; and compensation paid to and expenses incurred by officers, employees or representatives of Investors or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

A portion of the Rule 12b-1 fee equal to .25% of the average net assets of each Fund attributable to its Class B, H, and C shares constitutes a shareholder servicing fee designed to compensate Investors for the provision of certain services to shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and services related to the maintenance of shareholder accounts. Investors may use the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such services.

Investors may also enter into sales or servicing agreements with certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made Fund shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Investors, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. (If a bank were later prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing servicing of such shareholders would be sought.) In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the Bank. (State securities laws on this issue may differ from the interpretations of Federal law expressed above and banks and other financial institutions may be required to register as dealers pursuant to state law.)

FUND EXPENSES

For the most recent fiscal year, the ratio of the Funds' total operating expenses (including the distribution fees referred to under "Distribution Expenses"), and their advisory fees (which are included in operating expenses) both as a percentage of average daily net assets were as follows:

                                             TOTAL OPERATING EXPENSES
                                          -------------------------------
                                                    CLASSES B,   ADVISORY
                                          CLASS A     H, & C       FEE
                                          -------   ----------   --------
Asset Allocation Portfolio..............   1.57%      2.12%        .96%
Capital Fund............................   1.24%      1.99%        .87%
Fiduciary Fund..........................   1.62%      2.37%       1.00%
Growth Fund.............................   1.13%      1.88%        .78%
Capital Appreciation Portfolio..........   1.69%      2.24%       1.00%

The investment advisory and management agreements for Value Fund, Growth & Income Fund, and Growth Fund (with regard to Class Z shares commencing March 1,
1996) all provide for investment advisory and management fees calculated as described in the following table. As you can see from the table, this fee decreases (as a percentage of Fund net assets) as the applicable Fund grows.

                                                       ANNUAL
                                                     INVESTMENT
                                                      ADVISORY
AVERAGE NET ASSETS                               AND MANAGEMENT FEE
                                                 ------------------
For the first $100,000,000.....................         1.0%
For the next $150,000,000......................          .8%
For assets over $250,000,000...................          .7%

While these advisory fees are higher than those paid by many other investment companies, they are partially offset by the added costs which Advisers pays (which other investment companies pay), such as acting as the Funds' registrar, transfer agent, and dividend agent.

BROKERAGE ALLOCATION

Advisers may consider sales of shares of the Fund, and of other funds advised by Advisers, as a factor in the selection of broker-dealers to execute Fund securities transactions when it is believed that this can be done without causing the applicable Fund to pay more in brokerage commissions than it would otherwise.

VALUATION OF SECURITIES

Each Fund's net asset value per share is determined by dividing the value of the securities owned by the Fund, plus any cash or other assets, less all liabilities, by the number of the Fund's shares outstanding. The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of the Funds also fluctuate. The net asset value of the Funds' shares is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open. If shares are purchased through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day.

Securities are generally valued at market value. A security listed or traded on the exchange is valued at its last sale price on the exchange where it is principally traded on the day of valuation. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the previous day's last sale price on that exchange. A security listed or traded on the NASDAQ National Market System is valued at its last sale price that day, and lacking any sales that day on the NASDAQ National Market System, the security generally is valued at the last bid price.

When market quotations are not readily available, or when illiquid securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the applicable Fund's Board of Directors.

However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by a Fund after 2:00 P.M. Central Time normally are not recorded until the following day.

CAPITAL STOCK

Each Fund currently offers its shares in four classes, each with different sales arrangements and bearing differing expenses. Class A, B, H, and C shares each represent interests in the assets of the applicable Fund and have identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. The Funds may offer additional classes of shares. Effective March 1, 1996, Growth Fund will also have Class Z shares.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund other than Asset Allocation Portfolio and Growth & Income Fund pays annual dividends from net investment income and each Fund distributes any realized capital gains annually. Asset Allocation Portfolio and Growth & Income Fund pay quarterly dividends. Distributions paid by the Funds with respect to all classes of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B, H, and C shares will be borne exclusively by such shares. The per share dividends on Class B, H, and C shares will be lower than those on Class A or Z shares as a result of the higher Rule 12b-1 fees applicable to Class B, H, and C shares.

Such dividends and capital gains distributions will be made in the form of additional Fund shares of the same class (at net asset value) unless the shareholder sends the applicable Fund a written request that either or both be sent to the shareholder or reinvested (at net asset value) in shares of the same class of another Fortis fund. If dividends and capital gains are automatically reinvested in a Fund, such reinvestment takes place on the dividend record date. If they are to be reinvested in the other funds, processing normally takes up to one business day.

TAXATION

Each Fund will distribute substantially all of its net income and capital gains to its shareholders. Distributions are taxable to shareholders, whether paid in cash or reinvested. Dividends paid from the net income of a Fund must be treated as ordinary income by its shareholders. Dividends paid from a Fund's net capital gains and designated in the shareholder's Annual Account Summary as long-term capital gain distributions are treated as long-term capital gains by shareholders, regardless of the length of time for which they have held their shares in the Fund.

Information about the tax status of each year's dividends and distributions will be mailed annually.

Prior to purchasing shares of a Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation. As of August 31, 1995, the following approximate percentages of the Funds' net assets represented unrealized appreciation, undistributed net investment income, and accumulated net realized gains or losses:

Asset Allocation Portfolio................................         23.8%
Capital Fund..............................................         41.9%
Fiduciary Fund............................................         42.3%
Growth Fund...............................................         48.2%
Capital Appreciation Portfolio............................         44.9%

HOW TO BUY FUND SHARES

GENERAL PURCHASE INFORMATION

MINIMUM AND MAXIMUM INVESTMENTS

A minimum initial investment of $500 normally is required. An exception to this minimum (except on telephone or wire orders) is the "Systematic Investment Plan" ($25 per month by "Pre-authorized Check Plan" or $50 per month on any other basis). The minimum subsequent investment normally is $50, again subject to the above exceptions.

While Class A and Z shares have no maximum order, Class B and H shares have a $500,000 maximum and Class C shares have a $1,000,000 maximum. Orders greater than these limits will be treated as orders for Class A shares.

INVESTING BY TELEPHONE

Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. In addition, your check and the Account Application which accompanies this Prospectus must be promptly forwarded, so that Investors receives your check within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "CM-9651, St. Paul, MN 55170-9651." If you have a bank account authorization form on file, you may purchase $100 - $10,000 worth of Fund shares via telephone through the automated Fortis Information Line.

INVESTING BY WIRE

A shareholder having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares ($500 minimum) by requesting their banks to transmit immediately available funds (Federal Funds) by wire to:

First Bank National Association
ABA #091000022, credit account no: 1-702-2514-1341
Fortis Funds Purchase Account
For further credit to __________________________________________________________
                                        (name of client)
Fortis Account NBR _____________________________________________________________

Before making an initial investment by wire, your broker-dealer must first telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. In addition, the Account Application which accompanies this Prospectus must be promptly forwarded to Investors at the mailing address in the "Investing by Mail" section of this Prospectus. Additional investments may be made at any time by having your bank wire Federal Funds to the above address for credit to your account. Such investments may be made by wire even if the initial investment was by mail.

INVESTING BY MAIL (ADDRESS: CM-9614, ST. PAUL, MN 55170-9614)

The Account Application which accompanies this Prospectus must be completed, signed, and sent with a check or other negotiable bank draft, payable to "Fortis Funds." Additional purchases may be made at any time by mailing a check or other negotiable bank draft along with your confirmation stub. The account to which the subsequent purchase is to be credited should be identified as to the name(s) of the registered owner(s) and by account number.

ALTERNATIVE PURCHASE ARRANGEMENTS

Each Fund currently offers investors the choice between four classes of shares which offer differing sales charges and bear different expenses. These alternatives permit an investor to choose the more beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Page 3 of the Prospectus contains a summary of these alternative purchase arrangements. A broker-dealer may receive different levels of compensation depending on which class of shares is sold. Investors may also provide additional financial assistance not to exceed .5% of estimated sales for a particular period to dealers in connection with seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Fortis Funds, and other dealer-sponsored programs or events. Non-cash compensation will be provided to dealers and includes payment or reimbursement for conferences, sales or training programs for their employees, and travel expenses incurred in connection with trips taken by registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned additional compensation is paid for by the applicable Fund or its shareholders.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

The public offering price of Class A shares is determined once daily, by adding a sales charge to the net asset value per share of the shares next calculated after receipt of the purchase order. The sales charges and broker-dealer concessions, which vary with the size of the purchase, are shown in the following table. Additional compensation (as a percentage of sales charge) will be paid to a broker-dealer when its annual sales of Fortis funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000 (5%).

                                      SALES CHARGE   SALES CHARGE
                                      AS PERCENTAGE  AS PERCENTAGE
                                         OF THE       OF THE NET
                                        OFFERING        AMOUNT      BROKER- DEALER
AMOUNT OF SALE                            PRICE        INVESTED       CONCESSION
Less than $100,000..................       4.750%         4.987%           4.00%
$100,000 but less than $250,000.....       3.500%         3.627%           3.00%
$250,000 but less than $500,000.....       2.500%         2.564%           2.25%
$500,000 but less than $1,000,000...       2.000%         2.041%           1.75%
$1,000,000 or more*.................       -0-            -0-              1.00%

------------------------
* Each Fund  imposes  a contingent  deferred  sales charge  in  connection  with
  certain   purchases   of  Class   A  shares   of   $1,000,000  or   more.  See
  "Redemption--Contingent Deferred Sales Charge."

The above scale applies to purchases of Class A shares by the following:

    (1) Any individual, his or her spouse, and their children under the age of 21, and any of such persons' tax-qualified plans (provided there is only one participant);

    (2) A trustee or fiduciary of a single trust estate or single fiduciary account; and

    (3) Any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made by means which result in economy of sales effort or expense, whether the purchase is made through a central administration, through a single broker-dealer, or by other means. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

SPECIAL PURCHASE PLANS FOR CLASS A SHARES

For information on any of the following special purchase or exchange plans applicable to Class A shares, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is the purchaser's obligation to notify his or her broker-dealer or sales representative about the purchaser's eligibility for any of the following special purchase or exchange plans.

    - RIGHT OF ACCUMULATION The preceding table's sales charge discount applies to the current purchase plus the net asset value of shares already owned of any Fortis fund having a sales charge;

    - STATEMENT OF INTENTION The preceding table's sales charge discount applies to an initial purchase of at least $1,000, with an intention to purchase the balance needed to qualify within 13 months--excluding shares purchased by reinvesting dividends or capital gains;

    - REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN THE FORTIS FUNDS Shareholders of any fund may reinvest their dividend and/or capital gains distributions in any of such funds at net asset value;

    - CONVERSION FROM CLASS B OR H SHARES Class B or H shares will automatically be converted to Class A shares (at net asset value) after eight years.

EXEMPTIONS FROM SALES CHARGE

    - Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

    - Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

    - (Fiduciary Fund only) Shareholders having an open Fiduciary Fund account before May 1, 1986, when its sales charge was implemented;

    - Registered investment companies;

    - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;

    - Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

    - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

    - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in a Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested.

RULE 12b-1 FEES

For each Fund, Class A shares are subject to a Rule 12b-1 fee payable at an annual percentage of the average daily net assets of the Fund attributable to such shares. For additional information, see "Management--The Underwriter and Distribution Expenses."

DEFERRED SALES CHARGES Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, Investors pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within two years, the redemption proceeds will be reduced by 1%. For additional information, see "Redemption--Contingent Deferred Sales Charge."

CLASS B AND H SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVES

The public offering price of Class B and H shares is the net asset value of applicable Fund's shares. Such shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of 4% will be imposed if shares are redeemed within two years of purchase, with lower CDSCs as follows if redemptions occur later:

3 years       --         3%
4 years       --         3%
5 years       --         2%
6 years       --         1%

For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class B and H shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the applicable Fund in connection with the sale of Class B and H shares, such as the payment of compensation to selected broker-dealers, and for selling such shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell such shares without deduction of a sales charge at the time of purchase. Although such shares are sold without an initial sales charge, Investors pays a dealer concession equal to: (1) 4.00% of the amount invested to broker-dealers who sell Class B shares at the time the shares are sold and an annual fee of .25% of the average daily net assets of the Fund attributable to such shares; or (2) 5.25% of the amount invested to broker-dealers who sell Class H shares at the time the shares are sold (with no annual fee). Under alternative (2), from time to time the dealer concession paid to broker-dealers who sell Class H shares may be increased up to 5.50%.

RULE 12b-1 FEES. For each Fund, Class B and H shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class B and H shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

CONVERSION TO CLASS A SHARES. Class B and H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. Each time any such shares in the shareholder's account convert to Class A, a proportionate amount of the Class B and H shares purchased through the reinvestment of dividends and other distributions paid on such shares will also convert to Class A.

CLASS C SHARES--LEVEL SALES CHARGE ALTERNATIVE

The public offering price of Class C shares is the net asset value of such shares. Class C shares are sold without an initial sales charge so that the applicable Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the applicable Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, Investors pays a dealer concession equal to 1.00% of the amount invested to broker-dealers who sell Class C shares at the time the shares are sold and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12b-1 FEES. For each Fund, Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

CLASS Z SHARES (EFFECTIVE MARCH 1, 1996 FOR GROWTH FUND ONLY)

(See "Class Shares--Class Z Shares")

SPECIAL PURCHASE PLANS FOR ALL CLASSES

    -  TAX  SHELTERED  RETIREMENT   PLANS  Individual  Retirement   Accounts
     ("IRAs"), Keogh, Pension, Profit Sharing, and 403(b) accounts are available.

    - GIFTS OR TRANSFERS TO MINOR CHILDREN Adults can make an irrevocable gift or transfer of up to $10,000 annually per child ($20,000 for married couples) to as many children as they choose without having to file a Federal gift tax return.

    - SYSTEMATIC INVESTMENT PLAN Voluntary $25 or more per month purchases by automatic financial institution transfers (see Systematic Investment Plan Authorization Agreement in this Prospectus) or $50 or more per month by any other means enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging." Any plan involving systematic purchases may, at Advisers' option, result in transactions under such plan being confirmed to the investor quarterly, rather than as a separate notice following the transaction;

    - EXCHANGE PRIVILEGE Except for participants in the Fortis, Inc. 401(k) Plan, Fund shares may be exchanged among other funds of the same class managed by Advisers without payment of an exchange fee or additional sales charge. Similarly, shareholders of other Fortis funds may ex shares for Fund shares of the same class (at net asset value if the shares to be exchanged have already been subject to a sales charge). Also, holders of Class E shares of Fortis Tax-Free Portfolios, Inc. and Fortis Income Portfolios, Inc. (which also have a front-end sales charge) may exchange their shares for Class A Fund shares and holders of Fortis Money Fund Class A shares may exchange their shares for any class of Fund shares (at net asset value and only into Class A if the shares have already incurred a sales charge). A shareholder initiates an exchange by writing to or telephoning his or her broker-dealer, sales representative, or the applicable Fund regarding the shares to be exchanged. Telephone exchanges will be permitted only if the shareholder completes and returns the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone exchange may be difficult to implement at those times. (See "Redemption".) Shareholders may also use the automated Fortis Information Line for exchanges of $100 - $100,000 worth of shares.

Advisers reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose charges upon--the exchange and/or telephone transfer privileges, all with 30 days notice to shareholders.

REDEMPTION

Registered holders of each Fund's shares may redeem their shares without any charge (except any applicable contingent deferred sales charge) at the per share net asset value next determined following receipt by the Fund of a written redemption request in proper form (and a properly endorsed stock certificate if one has been issued). However, if shares are redeemed through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day. Some broker-dealers may charge a fee to process redemptions.

Any certificates should be sent to the applicable Fund by certified mail. Share certificates and/or stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. If the redemption proceeds are to be paid to the registered holder and sent to the address of record, normally no signature guarantee is required unless Advisers does not have the shareholder's signature on file and the redemption proceeds are greater than $25,000. However, for example, if the redemption proceeds are to be paid to someone other than the registered holder, sent to a different address, or the shares are to be transferred, the owner's signature must be guaranteed by a bank, broker (including government or municipal), dealer (including government or municipal), credit union, national securities exchange, registered securities association, clearing agency, or savings association.

Class A shares may be registered in broker-dealer "street name accounts" only if the broker-dealer has a selling agreement with Investors. In such cases, instructions from the broker-dealer are required to redeem shares or transfer ownership and transfer to another broker-dealer requires the new broker-dealer to also have a selling agreement with Investors. If the proposed new broker-dealer does not have a selling agreement with Investors, the shareholder can, of course, leave the shares under the original street name account or have the broker-dealer transfer ownership to the shareholder's name.

Broker-dealers having a sales agreement with Investors may orally place a redemption order, but proceeds will not be released until the appropriate written materials are received.

An individual shareholder (or in the case of multiple owners, any shareholder) may orally redeem up to $25,000 worth of their shares, provided that the account is not a tax-qualified plan, the check will be sent to the address of record, and the address of record has not changed for at least 30 days. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Funds by telephone. Consequently, a telephone redemption may be difficult to implement at those times. If a shareholder is unable to reach the applicable Fund by telephone, written instructions should be sent. Advisers reserves the right to modify, condition, terminate, or impose charges upon this telephone redemption privilege, with 30 days notice to shareholders. Advisers, Investors, and the Funds will not be responsible for, and the shareholder will bear the risk of loss from, oral instructions, including fraudulent instructions, which are reasonably believed to be genuine. The telephone redemption procedure is automatically available to shareholders. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, it may be liable for any losses due to unauthorized or fraudulent instructions. The Funds' procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction. Shareholders may also use the automated Fortis Information Line for redemptions of $500 - $25,000 on non-tax qualified accounts. The security measures for automated telephone redemptions involve use of a personal identification number and providing written confirmation of the transaction.

Payment will be made as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if shares subject to the redemption request were recently purchased with non-guaranteed funds (e.g., personal check), the mailing of your redemption check may be delayed by fifteen days. A shareholder wishing to avoid these delays should consider the wire purchase method described under "How to Buy Fund Shares."

Employees of certain Texas public educational institutions who direct investment in Fund shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.

Each Fund has the right to redeem accounts with a current value of less than $500 unless the original purchase price of the remaining shares (including sales commissions) was at least $500. Fund shareholders actively participating in the Fund's Systematic Investment Plan or Group Systematic Investment Plan will not have their accounts redeemed. Before redeeming an account, the Fund will mail to the shareholder a notice of its intention to redeem, which will give the shareholder an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed. Any redemption in an account established with the minimum initial investment of $500 may trigger this redemption procedure.

Each Fund has a "Systematic Withdrawal Plan," which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually, or annually. Deferred sales charges may apply to monthly redemptions. Such Plans may, at Advisers' option, result in transactions being confirmed to the investor quarterly, rather than as a separate notice following the transaction.

There is also a "Reinvestment Privilege," which is a one-time opportunity to reinvest sums redeemed within the prior 60 days without payment of an additional sales charge. For further information about these plans, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGE

CLASS A SHARES

Each Fund imposes a contingent deferred sales charge ("CDSC") on Class A shares in certain circumstances. Under the CDSC arrangement, for sales of shares of $1,000,000 or more (including right of accumulation and statements of intention (see "How to Buy Fund Shares--Special Purchase Plans")), the front-end sales charge ("FESC"), will no longer be imposed (although Investors intends to pay its registered representatives and other dealers that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of such sales except on purchases exempt from the FESC). However, if such shares are redeemed within two years after their purchase date (the "CDSC Period"), the redemption proceeds will be reduced by the 1.00% CDSC.

The CDSC will be applied to the lesser of (a) the net asset value of shares subject to the CDSC at the time of purchase, or (b) the net asset value of such shares at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. The CDSC will not be applied to shares acquired through reinvestment of income dividends or capital gain distributions or shares held for longer than the applicable CDSC Period. In determining which shares to redeem, unless instructed otherwise, shares that are not subject to the CDSC and having a higher Rule 12b-1 fee will be redeemed first, shares not subject to the CDSC having a lower Rule 12b-1 fee will be redeemed next, and shares subject to the CDSC then will be redeemed in the order purchased.

Each Fund will waive the CDSC in the event of a shareholder's death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund) and for tax-qualified retirement plans (excluding IRAs, SEPS, 403(b) plans, and 457 plans). Shares of the Fund that are acquired in exchange for shares of another Fortis fund that were subject to a CDSC will remain subject to the CDSC that applied to the shares of the other Fortis fund. Additionally, the CDSC will not be imposed at the time that Fund shares subject to the CDSC are exchanged for shares of Fortis Money Fund or at the time such Fortis Money Fund shares are reexchanged for shares of any Fortis fund subject to a CDSC; provided, however, that, in each such case, the shares acquired will remain subject to the CDSC if redeemed within the CDSC Period.

Investors, upon notification, will provide a PRO RATA refund of any CDSC paid in connection with a redemption of shares of any Fortis fund having a sales charge ("Fortis Load Fund") (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of one or more Fortis Load Funds. Any reinvestment within 60 days of a redemption on which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption; provided, however, that the CDSC Period will run from the original investment date.

CLASS B, H, AND C SHARES

The CDSC on Class B, H, and C shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC Period.

Upon any request for redemption of shares of any class of shares that imposes a CDSC, it will be assumed, unless otherwise requested, that shares subject to no CDSC will be redeemed first in the order purchased and all remaining shares that are subject to a CDSC will be redeemed in the order purchased. With respect to the redemption of shares subject to no CDSC where the shareholder owns more than one class of shares, those shares with the highest Rule 12b-1 fee will be redeemed in full prior to any redemption of shares with a lower Rule 12b-1 fee.

The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) death or disability of any owner, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund); (3) with respect to Class B and H shares only, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases; and (4) with respect to Class B, H, and C shares, qualified plan benefit distributions due to participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon a Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.

As an illustration of CDSC calculations, assume that Shareholder X purchases on Year 1/Day 1 100 shares at $10 per share. Assume further that, on Year 2/Day 1, Shareholder X purchased an additional 100 shares at $12 per share. Finally, assume that, on Year 3/Day 1, Shareholder X wishes to redeem shares worth $1,300, and that the net asset value per share as of the close of business on such day is $13. To effect Shareholder X's redemption request, 100 shares at $13 per share (totaling $1,300) would be redeemed. The CDSC would be waived in connection with the redemption of that number of shares equal in value (at the time of redemption) to $220 (10% of $1,000-- the purchase amount of the shares purchased by Shareholder X on Year 1/Day 1--plus 10% of $1200--the purchase amount of the shares purchased by Shareholder X on Year 2/Day 1.) In addition, no CDSC would apply to the $400 in capital appreciation on Shareholder X's shares ($2,600 Year 3 value minus $2,200 purchase cost of shares).

If a shareholder exchanges shares subject to a CDSC for Class B, H, or C shares of a different Fortis Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC Period and applying the CDSC.

Investors, upon notification, will provide, out of its own assets, a PRO RATA refund of any CDSC paid in connection with a redemption of Class B, H, or C shares of any Fund (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Fortis Funds. Any reinvestment within 60 days of a redemption to which the CDSC was paid will be made without the imposition of a front-end sales charge but will be subject to the same CDSC to which such amount was subject prior to the redemption. The CDSC Period will run from the original investment date.

SHAREHOLDER INQUIRIES

Inquiries should be directed to your broker-dealer or sales representative, or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

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                                       28

[LOGO]
           ---------------------------------------
                    ACCOUNT APPLICATION

                           Complete this application to open a new Fortis
                           account or to add services to an existing Fortis
                           account. For personal service, please call your
Mail to:                   investment professional or Fortis at 1-800-800-2638,
FORTIS MUTUAL FUNDS        ext. 3012.
CM-9614                    DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(B) OR
St. Paul, MN 55170-9614    FORTIS MONEY FUND ACCOUNT.

________________________________________________________________________________
 1    ACCOUNT INFORMATION
________________________________________________________________________________

Please provide the information requested below:

/ /INDIVIDUAL: Please print your name, Social Security number, U.S. citizen status.

/ /JOINT TENANT: List all names, one Social Security number, one U.S. citizen status.
/ /UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (ONLY ONE) and minor, minor's Social Security number, minor's U.S. citizen status and date of birth of minor.

/ /TRUST: List trustee and trust title, including trust date, trust's Taxpayer
   ID number
/ /CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, Taxpayer ID number. / /FORTIS KEY PLAN: Include Social Security number.
/ /QUALIFIED PLAN: Include name of Plan and trustee, Plan's Taxpayer ID number. / / OTHER: _____________________________________________________________________
--------------------------------------------------
Owner (Individual, 1st Joint Tenant, Custodian, Trustee) (Please print)

------------------------------------------------------------------------
Owner (2nd Joint Tenant, Minor, Trust Name) (Please print)

------------------------------------------------------------------------
Additional information, if needed

------------------------------------------------------------------------
Street address

------------------------------------------------------------------------
City                                            State            Zip

------------------------------------------------------------------------
Social Security number (Taxpayer ID)

(     )
--------------------------------------------------
Daytime phone                       Date of birth
                                    (Uniform Gift/Transfer to Minors)
Date of Trust (if applicable) __________________________________________________

Are you a U.S. citizen?  / / Yes   / / No
If no, country of permanent residence __________________________________________

95749 (12/95)
________________________________________________________________________________
 2    TRANSFER ON DEATH
________________________________________________________________________________

Please indicate the Primary Beneficiary with "PB" after the beneficiary(ies) name(s). Indicate Contingent Beneficiary with "CB." Indicate Lineal Descendant Per Stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.
TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES):

Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________

________________________________________________________________________________
 3    INVESTMENT ACCOUNT
________________________________________________________________________________
A. PHONE ORDERS

Was order previously phoned in? If yes, date ___________________________________
Confirmation # ___________________________ Account # ___________________________
FOR PHONE ORDERS, CHECK MUST BE MADE PAYABLE TO FORTIS INVESTORS

B. MAIL-IN ORDERS

Check enclosed for $____________________________. (MADE PAYABLE TO FORTIS FUNDS)
                                                             MUST INDICATE CLASS

  1)  ----------  $   ----------                        A / / B / / C / / H / /
      Fund Name       Amount or %                      Class
  2)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  3)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  4)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  5)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class

________________________________________________________________________________
 4    EXEMPTION FROM SALES CHARGE
________________________________________________________________________________

CHECK IF APPLICABLE (for net asset value purchases):
/ / I am a member of one of the categories of persons listed under "Exemptions from Sales Charge" in the prospectus. I qualify for exemption from the sales charge because ____________________________________________________________.

/ / I was (within the past 60 days) the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check (or copy of the redemption confirmation/surrender form).

________________________________________________________________________________
 5    SIGNATURE & CERTIFICATION
________________________________________________________________________________

I HAVE RECEIVED AND READ EACH APPROPRIATE FUND PROSPECTUS AND UNDERSTAND THAT ITS TERMS ARE INCORPORATED BY REFERENCE INTO THIS APPLICATION. I AM OF LEGAL AGE AND LEGAL CAPACITY.

I understand that this application is subject to acceptance by Fortis Investors, Inc.

I certify, under penalties of perjury, that:

(1) The Social Security number or Taxpayer ID number provided is correct; and (cross out the following if not true)

(2) that the IRS has never notified me that I am subject to 31% backup withholding, or has notified me that I am no longer subject to such backup withholding.
Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

IF YOU ARE NOT SIGNING AS AN INDIVIDUAL, STATE YOUR TITLE OR CAPACITY (INCLUDE APPROPRIATE DOCUMENTS VERIFYING YOUR CAPACITY).
AUTHORIZED SIGNATURE(S)
X
--------------------------------------------------
     Owner, Custodian, Trustee                                  Date
X
--------------------------------------------------
     Joint Owner, Trustee                                       Date
________________________________________________________________________________
 6    DEALER/REPRESENTATIVE INFORMATION
________________________________________________________________________________

--------------------------------------------------
Representative's name (please print)

------------------------------------------------------------------------
Name of Broker/Dealer

------------------------------------------------------------------------
Branch Office address

------------------------------------------------------------------------
Representative's signature

                                    (     )
------------------------------------------------------------------------
Representative's number                 Representative's Phone Number

------------------------------------------------------------------------
AUTHORIZED SIGNATURE OF BROKER/DEALER
________________________________________________________________________________
 7    DISTRIBUTION OPTIONS
________________________________________________________________________________

If no option is selected, all distributions will be reinvested in the same Fortis fund(s) selected above. Please note that distributions can only be reinvested in the SAME CLASS.
/ / Reinvest dividends and capital gains
/ / Dividends in cash and reinvest capital gains (See Section 9 for payment options.)
/ / Dividends and capital gains in cash (See Section 9 for payment options.)
/ / Distributions into another Fortis fund (must be SAME CLASS).
    ____________________________________________________________________________
                Fund  Name                 Fund/Account #  (if existing account)
________________________________________________________________________________
 8    SYSTEMATIC EXCHANGE PROGRAM
________________________________________________________________________________

Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000, into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be within the SAME CLASS. See prospectus for details.

------------------------------------------------------------------------
Fund from which shares will be exchanged:             Effective Date

FUND(S) TO RECEIVE INVESTMENT(S):

--------------------------------------------------------
            Fund               Amount to invest monthly
--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------

________________________________________________________________________________
 9    WITHDRAWAL OPTIONS
________________________________________________________________________________

A. CASH DIVIDENDS

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.)

/ / My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN
Please consult your financial or tax adviser before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis ______________________________________ Fund, account number _______________________ in the amount of $______________________.

Effective Payment Date ____________________________  ___________________________
                         Month                                Day

FREQUENCY:    / / Monthly        DATE:    / / Semi-Annually
              / / Quarterly               / / Annually

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.)
/ / My address of record. (If bank option is not chosen, check will be processed on the 15th of every month.)

C. TELEPHONE OPTIONS

/ / TELEPHONE EXCHANGE. All exchanges must be into accounts having the identical registration-ownership. All authorized signatures listed in Section 5 (or your registered representative with shareholder consent) can make telephone transfers.
/ / TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 5 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.) / / My address of record.

(WITHDRAWAL OPTIONS, CONTINUED)

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT:    / / Checking    / / Savings
Bank name ______________________________________________________________________
Address ________________________________________________________________________
City, State, Zip _______________________________________________________________
Name of bank account ___________________________________________________________
Bank account number ____________________________________________________________
Bank transit number ____________________________________________________________
Bank phone number ______________________________________________________________

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT
________________________________________________________________________________
 10    REDUCED FRONT-END SALES CHARGES
________________________________________________________________________________

A. RIGHT OF ACCUMULATION

/ / I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

B. STATEMENT OF INTENT
I agree to invest $________ over a 13-month period beginning __________, 19__ (not more than 90 days prior to this application). I understand that an additional sales charge must be paid if I do not complete my purchase.
________________________________________________________________________________
 11    PRIVILEGED ACCOUNT SERVICE
________________________________________________________________________________

Fortis' Privileged Account Service systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be
within the SAME CLASS.                     START DATE:__________________________

Frequency:          / / quarterly         / / semi-annually         / / annually

            Fund Selected          Percentage
              (up to 5)             (whole %)
1)    -------------------------  ---------------
2)    -------------------------  ---------------
3)    -------------------------  ---------------
4)    -------------------------  ---------------
5)    -------------------------  ---------------

________________________________________________________________________________
 12    SUITABILITY
________________________________________________________________________________

NOTE: Must be completed with each fund application unless you provide suitability information to your broker/dealer on a different form.
State In Which Application Was Signed ____________________________________

--------------------------------------------------------------------------------
Employer

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, state, ZIP

--------------------------------------------------------------------------------
Occupation                                                        Age (optional)

Is customer associated with or employed by another
NASD member?    / / Yes      / / No

---------------------------------------------------------------------
Please mark one box under                             ESTIMATED
ESTIMATED ANNUAL INCOME         ESTIMATED                NET
and one box under                 ANNUAL                WORTH
ESTIMATED NET WORTH               INCOME            (Exclusive of
                              (All Sources)       Family Residence)

---------------------------------------------------------------------
under $10,000

---------------------------------------------------------------------
$10,000 - $25,000

---------------------------------------------------------------------
$25,000 - $50,000

---------------------------------------------------------------------
$50,000 - $100,000

---------------------------------------------------------------------
$100,000 - $500,000

---------------------------------------------------------------------
$500,000 - $1,000,000

---------------------------------------------------------------------
Over $1,000,000

---------------------------------------------------------------------
Declined

---------------------------------------------------------------------

Source of Funds
--------------------------------------------------------------------------------

ESTIMATED TAX BRACKET
/ / 15%          / / 28%          / / 31%          / / 33%          / / Declined

INVESTMENT OBJECTIVES

/ / Growth (long-term capital appreciation)

/ / Income (cash generating)

/ / Tax-free Income

/ / Diversification
/ / Other (please specify) _________________________________________

Did you use a Fortis Asset Allocation model? / / Yes / / No
________________________________________________________________________________
 13    SYSTEMATIC INVESTMENT PLAN
________________________________________________________________________________

Complete the Automated Clearing House (ACH) Authorization Agreement Form in the prospectus and attach a VOIDED check from your bank checking account. These plans may be established for as little as $25.
________________________________________________________________________________
 14    OTHER SPECIAL INSTRUCTIONS
________________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                       32

                                                    FORTIS-Registered Trademark-
                FORTIS MUTUAL FUND                  Mail to:
          AUTOMATED CLEARING HOUSE (ACH)            FORTIS MUTUAL FUNDS
             AUTHORIZATION AGREEMENT                P.O. Box 64284
                                                    St. Paul, MN 55164

Please complete each section  below to establish ACH  capability to your  Fortis
Mutual   Fund  Account.  For  personal  service,  please  call  your  investment professional or Fortis at (800) 800-2638, Ext. 3012.

________________________________________________________________________________
 1    FORTIS ACCOUNT INFORMATION
________________________________________________________________________________

Account Registration:
________________________________________________________________________________
Owner (Individual, 1st Joint Tenant, Custodian, Trustee)
________________________________________________________________________________
Owner (2nd Joint Tenant, Minor, Trust Name)
________________________________________________________________________________
Additional Information, if needed
________________________________________________________________________________
Street address
________________________________________________________________________________
City                                               State            Zip
________________________________________________________________________________
Social Security number (Taxpayer I.D.)
Account # ______________________________________________________________________

                      Fund:                           Class:
  1)
        Fund Name                                 / / A   / / B   / / C   / / H
  2)
        Fund Name                                 / / A   / / B   / / C   / / H
  3)
        Fund Name                                 / / A   / / B   / / C   / / H
  4)
        Fund Name                                 / / A   / / B   / / C   / / H
  5)
        Fund Name                                 / / A   / / B   / / C   / / H

________________________________________________________________________________
 2    BANK/FINANCIAL INSTITUTION INFORMATION
________________________________________________________________________________

PLAN TYPE:          / / New Plan          / / Bank Change

ACCOUNT TYPE:       / /Checking           / /Savings
                      (must attach a        (must attach a
                      voided check)         deposit slip)

________________________________________________________________________________
Transit Number

________________________________________________________________________________
Bank Account Number

________________________________________________________________________________
Account Owner (if other than name of Depositor)

________________________________________________________________________________
Depositor's Daytime Phone Number

CLEARLY PRINT THE BANK/FINANCIAL INSTITUTION'S NAME AND ADDRESS BELOW:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Signature of Depositor                                          Date

________________________________________________________________________________
Signature of Joint-Depositor                                    Date

________________________________________________________________________________
 3    SELECT OPTION
________________________________________________________________________________

I.    INVESTMENT OPTION(S)
      A.    / /   Invest via FORTIS INFORMATION LINE by
                  phone (minimum $25, maximum $10,000)
                  Please allow up to four business days for deposit
                  into Fortis Funds. Transactions after 3:00 p.m.
                  (CST) will be processed the following business
                  day.
                  *Not available on tax qualified accounts such as
                  IRA, SEP, SARSEP and Key plans.
      B.    / /   Systematic Investment Plan
                  / / New Plan
                  / / Change Plan
      I request Fortis Financial Group (FFG) to obtain payment of sums becoming due the company by charging my account in the form of electronic debit entries. I request and authorize the financial institution named to accept, honor and charge those entries to my account. Please allow 30 days for collected funds to be available in your Fortis account.
      Draft Date (1-26 only): ----------------------------

      Amount per Fund (Min. $25): ----------------------

      Beginning Draft Month: ----------------------------

II.   WITHDRAWAL OPTION(S)
      (Please consult your financial or tax adviser before electing a systematic withdrawal plan. For tax qualified accounts, additional forms are required for distribution.)
      A.    / /   Cash Dividends
      B.    / /   Redeem via FORTIS INFORMATION LINE by
                  phone (minimum $100, maximum $25,000)
                  Please allow up to four business days for
                  withdrawal to credit your bank account.
                  Transactions after 3:00 p.m. (CST) will be
                  processed the following business day.
                  *Not available on tax qualified accounts such as
                  IRA, SEP, SARSEP and Key plans.
      C.    / /   Systematic Withdrawal Plan
                  / / New Plan
                  / / Change Plan
      I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. I request and authorize the financial institution to accept, honor and credit those entries to my account.

      Withdrawal Date (1-26 only): -----------------------

      Amount per Fund (Min. $25): ----------------------
      Beginning Withdrawal Month: ----------------------

________________________________________________________________________________
 4    SIGNATURES
________________________________________________________________________________

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

This authorization will remain in effect until I notify FFG. I hereby terminate any prior Authorization of FFG to initiate charges to this account. I understand that any returned item or redemption of the entire account may result in termination of my Automated Clearing House agreement. This authorization will become effective upon acceptance by FFG at its home office.

Authorized Signature(s)

X ______________________________________________________________________________
   Owner, Custodian, Trustee                                Date

X ______________________________________________________________________________
   Joint Owner, Trustee                                     Date

FORTIS-Registered Trademark-
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; (member SIPC)
P.O. Box 64284
St. Paul, MN 55164

(800) 800-2638

             Attach additional information if more space is needed.
98049 (7/95)

                      This page left blank intentionally.

PROSPECTUS
JANUARY 1, 1996

FORTIS ASSET ALLOCATION PORTFOLIO
FORTIS VALUE FUND
FORTIS GROWTH & INCOME FUND
FORTIS CAPITAL FUND
FORTIS FIDUCIARY FUND
FORTIS GROWTH FUND
FORTIS CAPITAL APPRECIATION PORTFOLIO

98225 (ED. 1/96)

[LOGO]-Registered Trademark-

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                     BULK RATE
                   U.S. POSTAGE
                       PAID
                  PERMIT NO. 3794
                  MINNEAPOLIS, MN

                       FORTIS ASSET ALLOCATION PORTFOLIO
                               FORTIS VALUE FUND
                          FORTIS GROWTH & INCOME FUND
                              FORTIS CAPITAL FUND
                             FORTIS FIDUCIARY FUND
                               FORTIS GROWTH FUND
                     FORTIS CAPITAL APPRECIATION PORTFOLIO
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 1, 1996

Fortis Asset Allocation Portfolio ("Asset Allocation Portfolio") is a portfolio of Fortis Advantage. Fortis Value Fund, Fortis Growth & Income Fund and Fortis Capital Fund are the three portfolios of Fortis Equity Portfolios, Inc. ("Fortis Equity"). Fortis Fiduciary Fund, Inc. ("Fiduciary Fund") and Fortis Growth Fund, Inc. ("Growth Fund") are single portfolio funds. Fortis Capital Appreciation Portfolio ("Capital Appreciation Portfolio") is a portfolio of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). These seven portfolios/funds are collectively referred to as the "Funds". This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the Funds' Prospectus dated January 1, 1996. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164.
Telephone: (612) 738-4000. Toll Free 1-(800) 800-2638 (x3012).

No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

TABLE OF CONTENTS

                                                         PAGE
ORGANIZATION AND CLASSIFICATION........................    40
INVESTMENT OBJECTIVES AND POLICIES.....................    40
    - General..........................................    40
ASSET ALLOCATION & CAPITAL APPRECIATION PORTFOLIOS.....    40
    - Mortgage-Related Securities......................    40
    - Foreign Securities...............................    42
    - Options..........................................    42
    - Futures Contracts and Options on Futures
      Contracts........................................    43
    - Forward Foreign Currency Exchange Contracts......    44
    - Risks of Transactions in Options, Futures
      Contracts, and Forward Contracts.................    44
    - Regulatory Restrictions..........................    44
    - Borrowing Money..................................    45
    - Repurchase Agreements............................    45
    - Variable Amount Master Demand Notes..............    45
    - Illiquid Securities..............................    45
    - Delayed Delivery Transactions....................    46
    - Investment Restrictions..........................    46
VALUE, CAPITAL, FIDUCIARY AND GROWTH FUNDS.............    48
    - Repurchase Agreements............................    49
    - Variable Amount Master Demand Notes..............    49
    - Lending of Portfolio Securities..................    49
    - Illiquid Securities..............................    49
    - Real Estate or Real Estate Investment Trusts.....    50
    - Options..........................................    50
    - Delayed Delivery Transactions....................    51
    - Investment Restrictions..........................    51
GROWTH & INCOME FUND...................................    54
    - Certificates of Deposit and Bankers'
      Acceptance.......................................    54
    - Mortgage-Related Securities......................    54
    - Securities of Foreign Companies..................    56
    - Repurchase Agreements............................    56
    - Delayed Delivery Transactions....................    56
    - Dollar Rolls.....................................    57
    - Lending of Portfolio Securities..................    57
    - Restricted or Illiquid Securities................    58
    - Short Sales Against the Box......................    58
    - Investment Restrictions..........................    58
DIRECTORS AND EXECUTIVE OFFICERS.......................    60
INVESTMENT ADVISORY AND OTHER SERVICES.................    63
    - General..........................................    63
    - Control and Management of Advisers and
      Investors........................................    64
    - Investment Advisory and Management Agreement.....    64
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE.....    65

                                                         PAGE
CAPITAL STOCK..........................................    67
COMPUTATION OF NET ASSET VALUE AND PRICING.............    68
SPECIAL PURCHASE PLANS.................................    69
    - Statement of Intention...........................    69
    - Tax Sheltered Retirement Plans...................    69
    - Gifts or Transfers to Minor Children.............    71
    - Systematic Investment Plan.......................    71
    - Exchange Privilege...............................    72
    - Reinvested Dividend/Capital Gains Distributions
      between Fortis Funds.............................    72
    - Purchases by Fortis, Inc. (or its Subsidiaries)
      or Associated Persons............................    72
    - Purchases by Fund Directors or Officers..........    72
    - Purchases by Representatives or Employees of
      Broker-Dealers...................................    72
    - Purchases by Certain Retirement
      Plans............................................    72
    - Purchases by Registered Investment Companies.....    72
    - Purchases with Proceeds from Redemption of
      Unrelated Mutual Fund Shares or Surrender of
      Certain Fixed Annuity Contracts..................    72
    - Purchases by Employees of Certain Banks and Other
      Financial Services Firms.........................    72
    - Purchases by Commercial Banks Offering Self-
      Directed 401(k) Programs Containing both Pooled
      and Individual Investment Options................    73
    - Purchases by Investment Advisers, Trust
      Companies, and Bank Trust Departments Exercising
      Discretionary Investment Authority or Using a
      Money Management Mutual Fund "Wrap" Program......    73
REDEMPTION.............................................    73
    - Systematic Withdrawal Plan.......................    73
    - Reinvestment Privilege...........................    73
TAXATION...............................................    74
UNDERWRITER............................................    74
PLAN OF DISTRIBUTION...................................    75
PERFORMANCE............................................    76
FINANCIAL STATEMENTS...................................   103
CUSTODIAN; COUNSEL; ACCOUNTANTS........................   103
LIMITATION OF DIRECTOR LIABILITY.......................   103
ADDITIONAL INFORMATION.................................   103
APPENDIX A--DESCRIPTION OF FUTURES, OPTIONS AND FORWARD
 CONTRACTS.............................................   104
APPENDIX B--CORPORATE BOND, PREFERRED STOCK AND
 COMMERCIAL PAPER RATINGS..............................   107

ORGANIZATION AND CLASSIFICATION

Fortis Advantage includes two separate portfolios included in this Statement of Additional Information: Asset Allocation Portfolio and Capital Appreciation Portfolio.

Fortis Equity was originally organized as a "non-series" investment company. On January 31, 1992, the Fund was reorganized as a "series" fund and its name was changed from AMEV Capital Fund, Inc. to Fortis Equity Portfolios, Inc. ("Fortis Equity"). The Fund became a portfolio of Fortis Equity. On January 1, 1996, Value Fund and Growth & Income Fund became portfolios of Fortis Equity. Fortis Equity may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of Fortis Equity's common stock.

An investment company is an arrangement by which a number of persons invest in a company that in turn invests in securities of other companies. Each Fund operates as an "open-end" investment company because it generally must redeem an investor's shares upon request. Each Fund operates as a "diversified" investment company because it offers investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Fund will operate as a "diversified" investment company as defined under the Investment Company Act of 1940 (the "1940 Act"), which means that it must meet the following requirements:

        At least 75% of the value of its total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In implementing the objectives of each of these Funds set forth in the Prospectus under "Investment Objectives and Policies," the proportion of its assets invested in common stocks, preferred stocks and bonds, short-term investments such as repurchase agreements or retained in cash may vary from time to time as economic and financial conditions change. As of August 31, 1995, the following percentages of the Funds' net assets were invested in common stock:
Asset Allocation Portfolio--45%; Capital Fund--84%; Fiduciary Fund-- 84%; Growth Fund--88%; and Capital Appreciation Portfolio--94%.

Each of these Funds will not concentrate its investments in any particular industry, nor will it purchase a security if as a result of such purchase more than 25% of its assets will be invested in a particular industry. This policy may not be changed without shareholder approval. (See "Investment Restrictions.")

Consistent with its investment objectives, each of the Funds intends to purchase securities primarily for investment, but also may seek short-term capital appreciation. They reserve freedom of action, however, to sell portfolio securities whenever management believes more favorable investment opportunities are available, regardless of any additional brokerage costs which may be incurred, and regardless of any income tax consequences.

Portfolio turnover, as described in the Prospectus, is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly portfolio value, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year. These Funds' portfolio turnover rates for the fiscal years ended August 31, 1995 and 1994 were as follows: Asset Allocation Portfolio--94% and 94%, respectively; Capital Fund--14% and 41%, respectively; Fiduciary Fund--12% and 25%, respectively; Growth Fund--27% and 23%, respectively; and Capital Appreciation Portfolio--21% and 36%, respectively.

ASSET ALLOCATION AND CAPITAL APPRECIATION PORTFOLIOS

Asset Allocation Portfolio's investment objective is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

Capital Appreciation Portfolio's investment objective is maximum long-term capital appreciation. Dividend and interest income from securities, if any, is incidental.

MORTGAGE-RELATED SECURITIES

Consistent with the investment objectives and policies of Asset Allocation Portfolio as set forth in the Prospectus, and the investment restrictions set forth below, such Portfolio may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

    (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Government Total Return Portfolio purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

    (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

    (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

    As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

    (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

    The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA
    Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Government Total Return Portfolio would be reduced.

    (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

    FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

Fortis Advantage expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with Asset Allocation Portfolio's investment objectives, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities   in  this  investment  category   include,  among  others,  standard
mortgage-backed bonds and newer collateralized mortgage obligations (CMO's). Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMO's have characteristics of both pass-through securities and mortgage-backed bonds. CMO's are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

CMO's are issued by entities that operate under orders from the Securities and Exchange Commission (the SEC) exempting such issuers from the provisions of the Investment Company Act of 1940 (the 1940 Act). Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Portfolios) in the securities of such issuers was subject to limitations imposed by Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, the Portfolios may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

There are many classes of CMOs. There are IOs, which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities), ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

As to IOs, POs, inverse floaters, and accrual bonds, not more than 7.5% of the Portfolio's net assets will be invested in any one of these items at any one time, and no more than 15% of the net assets of the Portfolio will be invested in all such obligations at any one time.

Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Portfolio to attempt to protect against a reduction in the income earned on the Portfolio investments due to a decline in interest rates. The Portfolio would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage Backed Security.

However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by Asset Allocation Portfolio. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

FOREIGN SECURITIES

Capital Appreciation Portfolio may invest up to 10%, and Asset Allocation Portfolio may invest up to 20%, of its total assets in securities of foreign governments and companies (provided that no more than 15% of Asset Allocation Portfolio's total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States). Domestic branches of foreign banks and foreign branches of domestic banks are deemed by Fortis Advantage to be domestic, not foreign, companies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to United States Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in United States currency.

OPTIONS

As provided below, the Portfolios may enter into transactions in options on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities or increases in the costs of securities to be acquired and in order to increase the gross income of the Portfolios. The types of instruments to be purchased and sold are further described in the Appendix of this Statement of Additional Information, which should be read in conjunction with the following sections.

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
It is currently the intention of Fortis Advantage Portfolios to limit the investment in options by each Portfolio so that such investments do not expose more than 5% of such Portfolio's assets to risk of loss.

OPTIONS ON SECURITIES. Both Portfolios may write (sell) covered call and secured put options and purchase call and put options on securities (provided that Capital Appreciation Portfolio will write and purchase options only on equity securities). Where a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of the Portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Portfolios may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

Both Portfolios may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its Portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

OPTIONS ON STOCK INDEXES. Both Portfolios may write (sell) covered call and secured put options and purchase call and put options on stock indexes. When a Portfolio writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option. In addition, if the value of an underlying index moves adversely to a Portfolio's option position, the option may be exercised, and the Portfolio will experience a loss which may only be partially offset by the amount of the premium received.

A Portfolio may also purchase put or call options on stock indexes in order either to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS. Asset Allocation Portfolio may enter into interest rate futures contracts for hedging purposes. In addition, Capital Appreciation Portfolio and Asset Allocation Portfolio may enter into stock index futures contracts for hedging purposes. Both Portfolios may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")

Purchases or sales of stock index futures contracts are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices, and interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS. Asset Allocation Portfolio may purchase and write options to buy or sell interest rate futures contracts. In addition, Capital Appreciation Portfolio and Asset Allocation Portfolio may purchase and write options on stock index futures contracts, and both Portfolios may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

Put and call options on Futures Contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on Futures Contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, a Portfolio may suffer a loss on the transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Both Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Currency Contract"). The Portfolios will enter into Currency Contracts for hedging purposes only, in a manner similar to the Portfolios' use of foreign currency futures contracts. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.

OPTIONS ON FOREIGN CURRENCIES. Both Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS

Although the indicated Portfolios will enter into transaction in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options solely for hedging purposes, their use does involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Portfolio's hedging strategy unsuccessful and could result in losses. The indicated Portfolios also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses.

Transactions in options, Futures Contracts, Options on Futures Contracts, and Currency Contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Portfolios may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets. See "Other Investment Practices of the Portfolios--Foreign Securities" in the Prospectus.

REGULATORY RESTRICTIONS

To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Portfolios will each maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, none of the Portfolios will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio, plus premiums paid by it for open options on futures (less the amount by which the value of the underlying futures contract exceeds the exercise price at the time of purchase), would exceed 5% of the Portfolio's total assets. The Portfolios will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Portfolios hold or intend to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker;
(2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

BORROWING MONEY

Both Portfolios may borrow money from banks as a temporary measure to facilitate redemptions. As a fundamental policy, however, borrowings may not exceed 10% of the value of such Portfolio's total assets and no additional investment securities may be purchased by a Portfolio while outstanding bank borrowings exceed 5% of the value of such Portfolio's total assets. Interest paid on borrowings will not be available for investment.

REPURCHASE AGREEMENTS

A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price.
Generally, repurchase agreements are of short duration--usually less than a week, but on occasion for longer periods. Each Portfolio will limit its investment in repurchase agreements with a maturity of more than seven days to 15% of its net assets.

In investing in repurchase agreements, a Portfolio's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Portfolio may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Portfolio will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy
Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, however, the Portfolio could suffer a loss. If the Portfolio owns underlying securities following a default on the repurchase agreement, the Portfolio will be subject to risk associated with changes in the market value of such securities. The Portfolios' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to arrangements between the Portfolio and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Portfolio has a "same day withdrawal option," I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

ILLIQUID SECURITIES

Both Portfolios may invest in illiquid securities, including "restricted" securities. (A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days.) However, each Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, as determined pursuant to applicable Commission rules and interpretations.

The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser.

The Board of Directors of Fortis Advantage has adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the applicable Portfolio.

Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Portfolio may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Funds may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. As to each such Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

INVESTMENT RESTRICTIONS

Certain investment restrictions are fundamental to the operation of the Portfolios and may not be changed except with the approval of the holders of a majority of the outstanding shares of the Portfolio(s) affected. For this purpose, "majority of the outstanding voting securities" means the lesser of (i) 67% of the outstanding shares of the affected Portfolio(s) present at the meeting of shareholders if more than 50% of the outstanding shares of the affected Portfolio(s) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the affected Portfolio(s).

As a result of these fundamental investment restrictions, except as set forth below, neither of the Portfolios will:

    1. Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Portfolios, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Fortis Advantage may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of any Portfolio, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Portfolio's total assets. Investment securities will not be purchased for a Portfolio while outstanding bank borrowings exceed 5% of the value of such Portfolio's total assets.

    2. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

    3. Invest in commodities or commodity contracts, other than for hedging purposes only.

    4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.

    5. Participate on a joint or a joint and several basis in any securities trading account.

    6. Invest in real estate, except a Portfolio may invest in securities issued by companies owning real estate or interests therein.

    7. Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.

    8. Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
(b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.

    9. Purchase from or sell to any officer, director, or employee of Fortis Advantage, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.

   10. Make short sales, except for sales "against the box." While a short sale is made by selling a security the Portfolio does not own, a short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

The following investment restrictions may be changed without shareholder approval. Neither of the Portfolios, unless otherwise noted, will:

    1. Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. (Due to restrictions imposed by the California Department of Corporations, the Portfolios do not currently invest in other investment companies.)

    2. Invest in a company for the purposes of exercising control or management.

    3. Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investments.

    4. Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except it may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

    5. Purchase or retain the securities of any issuer if those officers and directors of Fortis Advantage or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

    6. Invest more than 5% of its total assets in companies which have been in business for less than three years (except that a company will be deemed to have been in business for more than three years if such company is the subsidiary of another company which has been in business for more than three years).

    7. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. (Securities that have been determined to be liquid by the Board of Directors of Fortis Advantage or Advisers subject to the oversight of such Board of Directors will not be subject to this limitation.)

    8. Invest more than 5% of its total assets in warrants, nor invest more than 2% of its total assets in warrants not traded on the New York Stock Exchange or the American Stock Exchange.

    9. Invest in real estate limited partnership interests.

   10. Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

ADDITIONAL LIMITATIONS
ASSET ALLOCATION PORTFOLIO

As to IOs, POs, inverse floaters, and accrual bonds, not more than 7.5% of the Portfolio's net assets will be invested in any one of these items at any one time, and no more than 15% of the net assets of the Portfolio will be invested in all such obligations at any one time.

OTHER DEBT AND MONEY MARKET SECURITIES. In addition to its investments in equity securities and in obligations of the United States

Government, its agencies, and instrumentalities, Asset Allocation Portfolio may invest in a variety of long, intermediate, and short-term debt securities. Such instruments may include the following:

    (a) CORPORATE BONDS. Asset Allocation Portfolio may invest, without limitation, in corporate bonds rated within the four highest rating grades assigned by Moody's or S&P, or comparably rated by another nationally recognized rating agency, and may invest up to 30% of its assets in lower rated bonds; however, the Portfolio will not invest in bonds rated below Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating agency;

    (b) BANK OBLIGATIONS. Asset Allocation Portfolio may invest in: (i) obligations (including certificates of deposit and bankers acceptances) of United States banks, savings and loan associations, and savings banks, which institutions have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $1 billion;
    (ii) U.S. dollar denominated obligations of Canadian chartered banks, London branches of United States banks, and United States branches or agencies of foreign banks which meet the asset size referred to in (i) above; and (iii) obligations of the institutions referred to in (i) above which have total assets of less than $1 billion, provided that the amount of the obligations purchased does not exceed $100,000 for any one such institution, and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation; and

    (c) COMMERCIAL PAPER. Asset Allocation Portfolio may invest, without limitation, in commercial paper issued by United States corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-2 or higher by Moody's or A-2 or higher by S&P, or comparably rated by another nationally recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated A or better by Moody's or S&P, or comparably rated by another nationally recognized rating agency, and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 20% of the Portfolio's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio's policy is to invest, under normal circumstances, at least 65% of its assets (exclusive of collateral in connection with securities lending) in: (a) common stocks of small and medium-sized companies that are early in their life cycles, but which have the potential to become major enterprises ("emerging growth companies"); and (b) equity securities of some more established companies whose rates of earnings growth are expected to accelerate because of special factors such as new products, changes in consumer demand, basic changes in the economic environment, or rejuvenated management. However, when Fortis Advisers, Inc. ("Advisers") considers a more defensive posture appropriate, the Portfolio temporarily can be 100% invested in commercial paper, obligations of banks or the United States Government, and other high quality, short-term debt instruments.

OTHER INVESTMENT PRACTICES OF ASSET ALLOCATION AND CAPITAL APPRECIATION
PORTFOLIOS

It is currently the intention of Fortis Advantage Portfolios to limit the investment in options by each Portfolio so that such investments do not expose more than 5% of such Portfolio's assets to risk of loss.

FOREIGN SECURITIES. Asset Allocation Portfolio may invest up to 20%, and Capital Appreciation Portfolio may invest up to 10%, of its total assets (at the time of investment) in foreign securities.

MUNICIPAL SECURITIES. Asset Allocation Portfolio may invest not more than 20% of its total assets in municipal securities during periods when such securities appear to offer more attractive returns than taxable securities.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolios may lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. The Portfolios will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. Management will limit such lending to not more than 33 1/3% percent of the value of each Portfolio's total assets. ("Total assets" of a Portfolio includes the amount lent as well as the collateral securing such loans.)

Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

VALUE, CAPITAL, FIDUCIARY AND GROWTH FUNDS

Value Fund's investment objective is short and long term capital appreciation. Current income is only a secondary objective.

Capital Fund's primary investment objective is short and long-term capital appreciation. Current income is only a secondary objective.

Fiduciary Fund's primary investment objective is short and long-term capital appreciation. Current income is only a secondary objective.

Growth Fund's investment objective is short and long-term capital appreciation. Current income is only a secondary objective.

REPURCHASE AGREEMENTS

As noted in the Prospectus, these Funds may invest in repurchase agreements ("repos") and variable amount master demand notes.

Repos are short-term instruments under which securities are purchased from a bank or a securities dealer with an agreement by the seller to repurchase the securities at a mutually agreeable date, interest rate, and price. In investing in repos, the Funds' risk is limited to the ability of such seller to pay the agreed upon amount at the maturity of the repo. In the opinion of Advisers, such risk is not material, since in the event of default, barring extraordinary circumstances, the Funds would be entitled to sell the underlying securities or otherwise receive adequate protection under Federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default were less than the repurchase price, the Funds could suffer a loss.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes allow the investment of fluctuating amounts by the Funds at varying market rates of interest pursuant to arrangements between the Funds and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a "same day withdrawal option," I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

LENDING OF PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements, Value, Capital, and Fiduciary Funds each may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral securities equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. The Funds will limit such lending to not more than 33 1/3% of the value of its total assets (including the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Funds' investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements and acquiring debt securities, as described in the Prospectus and Statement of Additional Information, the Funds will not make loans to other persons.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Fortis Advisers, Inc. ("Advisers") to be of good standing and will not be made unless, in the judgment of Advisers, the consideration to be earned from such loans would justify the risk.

ILLIQUID SECURITIES

Value, Capital, and Fiduciary Funds each may invest in illiquid securities, including "restricted" securities. (A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration.) However, the Fund will not invest more than 15% of the value of its net assets in illiquid securities, as determined pursuant to applicable Commission rules and interpretations.

The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser.

The Boards of Directors of Fortis Equity and Fiduciary Fund each have adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Fund.

Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

REAL ESTATE OR REAL ESTATE INVESTMENT TRUSTS

Value, Capital, and Fiduciary Funds each are authorized to invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. Each Fund presently intends to invest the REIT portion of its portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

These Funds have adopted a nonfundamental investment restriction that they will not invest more than 10% of their respective total assets in REITs and will invest only in REITs that are publicly distributed.

The Funds' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

OPTIONS

Value, Capital, and Fiduciary Funds each may use options and futures strategies to attempt to increase return and to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. The Fund may use stock index futures contracts and options thereon to hedge all or part of the equity portion of its portfolio against negative stock market movements. Similarly, the Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Funds' use of options and futures strategies would involve certain investment risks and transaction costs. These risks include: dependence on Advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates; imperfect correlation between movements in the price of options, futures contracts, or options thereon and movements in the price of the security hedged or used for cover, the fact that skills and techniques needed to trade options, futures contracts and options thereon are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out certain options, futures contracts, and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Code.

As noted above, it is the Funds' present intention to only write "covered" call options.

The Funds would attempt to reduce the risk associated with the use of options and futures strategies by writing only "covered" call options as described below and through the adoption of a nonfundamental investment restriction on the use of options, futures, and forward contracts. This nonfundamental investment restriction provides that the Fund will not enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund.

A put option gives the purchaser (holder) of the option the right to sell (put) a security or other instrument to a third party at a stated price for a stated period or on a stated date. A call option gives the purchaser (holder) of the option the right to purchase (call) a security or other instrument from a third party at a stated price for a stated period or on a stated date. A person who sells (writes) a put option gives a third party the right to require the writer to purchase a security or other instrument at a stated price for a stated period or on a stated date, while a person who sells (writes) a call option gives a third party the right to require the writer to sell a security or other instrument at a stated price for a stated period or on a stated date. A person who writes a call option may do so either on a "covered" basis, in which case the writer already owns or has the right to acquire the security or other instrument which the writer agrees may be called away from such writer, or on an "uncovered" basis, in which case the writer does not own or have the right to acquire such security or instrument. In the case of an uncovered call option, the writer bears the risk that the writer will have to purchase the security or instrument subject to the option in the open market at an increased price if the purchaser of the call option exercises it.

Put and call options may be used for a variety of purposes. For example, if a portfolio manager wishes to hedge a security which the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. On the other hand, put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in portfolio or intends to purchase. Finally, a portfolio manager may write covered call options on securities the manager owns in order to realize additional income with respect to his portfolio, or the manager may write put options for similar income-producing purposes. If the options expire unexercised, the manager has increased the portfolio's income by the amount of the price (premium) received upon sale of the option. On the other hand, if a covered call option is exercised and the underlying security is "called" away, the manager has limited the amount of his gain to the exercise price of the options plus the premium.

As noted above, these Funds have adopted a nonfundamental policy to the effect that the Fund will not write, purchase or sell put or call options except that it may write covered call options. Although the writing of covered call options can have the effect of limiting a Fund's gains on the securities or other instruments covered thereby, Advisers believes that this technique represents a relatively low-risk way for a portfolio manager to attempt to enhance a portfolio's return.

DELAYED DELIVERY TRANSACTIONS.

Each of these Funds, except Growth Fund, may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Funds may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. As to each such Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies. They may be changed only by the vote of a "majority" of the

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applicable  Fund's  outstanding  shares,  which as  used  in  this  Statement of
Additional Information, means the lesser of (i) 67% of the applicable Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the applicable Fund's outstanding shares.

Value, Capital, and Fiduciary Funds each will not:

   (1) Concentrate its investments, that is, invest more than 25% of the value of its assets in any particular industry.

   (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

   (3) Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

   (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

   (5) Purchase securities on margin or otherwise borrow money, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.

   (6) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #5 above concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery, or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

   (7) Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.)

Growth Fund will not:

   (1) Concentrate its investments, that is, invest more than 25% of the value of its assets, in any particular industry.

   (2) Buy or sell commodities or commodity contracts.

   (3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts.

   (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

   (5) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 5% of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.

   (6) Write, purchase, or sell puts, calls, or combinations thereof.

   (7) Purchase or sell securities on margin or sell short.

   (8) Make loans to other persons, except that it may purchase bonds, debentures, or other debt securities, which are not publicly distributed in an amount not to exceed 5% of the value of its total assets. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, does not constitute the making of a loan.

   (9) Borrow money or issue debt securities.

The following investment restrictions may be changed without shareholder approval.

Value, Capital, and Fiduciary Funds each will not:

   (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company. (Due to restrictions imposed by the California Department of Corporations, the Fund does not currently invest in other investment companies.)

   (2) Invest in a company for the purposes of exercising control or management.

   (3) Buy or sell foreign exchange.

   (4) Invest in securities which would expose the Fund to liabilities exceeding the amount invested.

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
   (5) Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

   (6) Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

   (7) Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years.

   (8) Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Securities that have been determined to be liquid by the Board of Directors of the Fund or Advisers subject to the oversight of such Board of Directors will not be subject to this limitation.

   (9) Make short sales, except for sales "against the box."

  (10) Mortgage, pledge, or hypothecate its assets except to the extent necessary to secure permitted borrowings.

  (11) Invest in real estate limited partnership interests.

  (12) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

  (13) Invest more than 5% of its net assets, valued at the lower of cost or market, in warrants; nor, within such amount, invest more than 2% of such net assets in warrants not listed on the New York Stock Exchange or American Stock Exchange. Warrants attached to securities or acquired in units are excepted from the above limitations.

  (14) Invest more than 10% of its total assets in real estate investment trusts or invest in real estate investment trusts that are not publicly distributed.

  (15) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or
(b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

  (16) Write, purchase, or sell put or call options, except that it may write covered call options.

  (17) Invest more than 10% of its assets in foreign securities.

Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

Growth Fund will not:

   (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. (Due to restrictions imposed by the California Department of Corporations, the Fund does not currently invest in other investment companies.)

   (2) Invest in a company for the purposes of exercising control or management.

   (3) Buy or sell foreign exchange.

   (4) Invest in securities which would expose the Fund to liabilities exceeding the amount invested.

   (5) Invest in interests (including partnership interests) in oil, gas, or other mineral exploration or development programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

   (6) Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

   (7)  Invest more than an aggregate of 5%  of the value of its total assets in
(a) restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable; and (b) companies which have been in business for less than three years. Securities sold under Section 4(2) of the Securities Act of 1933 that are eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the Board of Directors of the Fund or Advisers subject to the oversight of such Board of Directors will not be considered to be "restricted securities" and will not be subject to this limitation on investing in restricted or non-readily marketable securities.

   (8) Invest more than 5% of its net assets in warrants, not more than 2% of net assets in warrants not listed on the New York Stock Exchange or American Stock Exchange.

In seeking to attain its investment objective, the Fund will invest primarily in common stocks or securities convertible into common stocks. In periods when a more defensive position is deemed warranted, the Fund may invest all or a portion of its assets in short-term money market securities. A policy which could be changed without shareholder approval prohibits more than an aggregate of 5% of the Fund's assets from being invested in: (a) restricted securities (both debt and equity); (b) equity securities of any issuer which are not readily marketable; and (c) companies which have been in business for less than three years. An additional policy which could be changed without shareholder approval is that the Fund may invest no more than 10% of its assets (at the time of investment) in foreign securities.

GROWTH & INCOME FUND

The investment objectives of Growth & Income Fund are capital appreciation and current income, which it seeks by investing primarily in equity securities that provide an income component and the potential for growth.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

As noted in the Prospectus, the Fund may invest in certificates of deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

MORTGAGE-RELATED SECURITIES

Consistent with the investment objectives and policies as set forth in the Prospectus, and the investment restrictions set forth below, the Fund may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

    (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

    (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

    (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

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
    As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

    (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

    The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and investment income would be reduced.

    (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

    FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

The Fund expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with Fund's investment objectives, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMO's). Mortgage-related bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable monthly and principal payable on the stated date of maturity. CMO's have characteristics of both pass-through securities and mortgage-related bonds. CMO's are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

CMO's are issued by entities that operate under orders from the Securities and Exchange Commission (the SEC) exempting such issuers from the provisions of the Investment Company Act of 1940 (the 1940 Act). Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Fund) in the securities of such issuers was subject to limitations imposed by Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, the Fund may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

SECURITIES OF FOREIGN COMPANIES

The Fund may invest up to 10% of its total assets in securities of foreign governments and companies.

Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. See "Risk Factors."

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration--usually less than a week, but on occasion for longer periods. In investing in repurchase agreements, the Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest). The Board of Directors evaluates the creditworthiness of issuers which are securities dealers.

DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Funds may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. As to each such Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

DOLLAR ROLLS

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash, government securities or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Advisers ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

LENDING OF PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (as, U.S. government securities, certificates of deposit, or other high-grade, short-term obligations or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. The Fund will also earn income for having made the loan. The Fund will limit such lending to not more than 33 1/3% of the value of the Fund's total assets (including the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described in the Prospectus and Statement of Additional Information, the Fund will not make loans to other persons.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Fortis Advisers, Inc. ("Advisers") to be of good standing and will not be made unless, in the judgment of Advisers, the consideration to be earned from such loans would justify the risk.

Borrowings by the Fund through banks and "roll" transactions will not exceed 33 1/3% of the total assets of the Fund; however, an investment policy changeable without shareholder approval further restricts the Fund's borrowings to 10% of its total assets. No additional investment securities may be purchased by the Fund when outstanding borrowings, (including "roll" transactions) exceed 5% of the value of its total assets. If market fluctuations in the value of the portfolio holdings or other factors cause the ratio of total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Interest paid on borrowings will not be available for investment.

RESTRICTED OR ILLIQUID SECURITIES

The Fund has a nonfundamental policy prohibiting investment of more than 15% of its net assets in illiquid securities. This restriction does not include securities which may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933 ("Rule 144A securities"). The staff of the Securities and Exchange Commission has taken the position that the liquidity of Rule 144A securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, if may delegate this function to the fund's investment adviser. At the present time, it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop. A Rule 144A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Fund's portfolio.

SHORT SALES AGAINST THE BOX

The Fund may sell a security to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." The aggregate market value of the underlying securities subject to all outstanding short sales may not exceed 5% of the net assets of the Fund.

INVESTMENT RESTRICTIONS

As a result of the following fundamental investment restrictions, except as otherwise noted below, Growth & Income Fund will not:

   (1) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
(b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobile Oil Credit Corp. and Texaco Financial Services, Inc.

   (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon. However, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

   (3) Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

   (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or the collateral arrangements in connection with permissible activities.

   (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

   (6) Purchase securities on margin, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

   (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold without payment of any additional consideration.

   (8) Make loans to other persons, except (i) the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and (ii) it may purchase debt securities through private placements (restricted securities) in accordance with its investment objectives and policies.

   (9) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #10 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

  (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. The Fund will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

The following investment restrictions may be changed by the Board of Directors without shareholder approval.

The Growth & Income Fund will not:

   (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company. (Since the Fund indirectly absorbs its pro rata share of the other investment companies' expenses through the return received on these securities, "double" investment advisory fees in effect are paid on those portfolio assets invested in shares of other investment companies. However, management believes that at times the return and liquidity features of these securities will be more beneficial to the Fund than other types of securities, and that the indirect absorption of these expenses has a de minimis effect on the Fund's return.)

   (2) Invest in a company for the purpose of exercising control or management.

   (3) Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

   (4) Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

   (5) Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years.

   (6) Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

   (7) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or
(b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

   (8) Invest in real estate limited partnership interests.

   (9) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

  (10) Borrow money in excess of 10% of its total assets, except as a temporary or emergency measure. ("Roll" transactions will not be considered borrowing for purposes of this restriction).

In seeking to attain its investment objectives, the Fund will invest primarily in common stocks or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities). In periods when a more defensive position is deemed warranted, the Fund may invest in high grade preferred stocks, bonds, and other fixed income securities (whether or not convertible into or carrying rights to purchase common stock) or retain cash, all without limitation. The Fund may invest in repurchase agreements and in both listed and unlisted securities.

The Fund may also invest up to 10% of its total assets (at the time in investment) in foreign securities.

No more than 20% of the Fund's net assets may be invested to when-issued, delayed delivery, or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery, or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses, principal occupations, and other affiliations of directors and executive officers of each Fund are given below:

                          POSITION WITH                           PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
   NAME & ADDRESS           THE FUND                           "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
--------------------     ---------------     -------------------------------------------------------------------------------------
Richard W. Cutting       Director            Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York
Allen R. Freedman*       Director            Chairman and Chief Executive Officer of Fortis, Inc.; a Managing Director of Fortis
One Chase Manhattan                          International, N. V.
Plaza
New York, New York
Dr. Robert M. Gavin      Director            President, Macalester College.
1600 Grand Avenue
St. Paul, Minnesota
Benjamin S. Jaffray      Director            Chairman of the Sheffield Group, Ltd., a financial consulting group.
4040 IDS Center
Minneapolis,
Minnesota
Jean L. King             Director            President, Communi-King, a communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota
Dean C. Kopperud*        President and       Chief Executive Officer and a Director of Advisers, President and a Director of
500 Bielenberg Drive     Director            Investors, and Senior Vice President and a Director of Fortis Benefits Insurance
Woodbury, Minnesota                          Company and Time Insurance Company.
Edward M. Mahoney        Director            Retired; prior to December, 1994, Chairman and Chief Executive Officer and a Director
2760 Pheasant Road                           of Advisers and Investors, Senior Vice President and a Director of Fortis Benefits
Excelsior, Minnesota                         Insurance Company, and Senior Vice President of Time Insurance Company.
Robb L. Prince           Director            Retired; prior to June, 1995, Vice President and Treasurer, Jostens, Inc., a producer
5108 Duggan Plaza                            of products and services for the youth, education, sports award, and recognition
Edina, Minnesota                             markets.
Leonard J. Santow        Director            Principal, Griggs & Santow, Incorporated, economic and financial consultant.
75 Wall Street
21st Floor
New York, New York
Joseph M. Wikler         Director            Investment consultant and private investor; prior to January, 1994, Director of
12520 Davan Drive                            Research, Chief Investment Officer, Principal, and a Director, the Rothschild Co.,
Silver Spring,                               Baltimore, Maryland. The Rothschild Co. is an investment advisory firm.
Maryland
Gary N. Yalen            Vice President      President and Chief Investment Officer of Advisers (since August, 1995) and Fortis
One Chase Manhattan                          Asset Management, a division of Fortis, Inc., New York, NY, and Senior Vice
Plaza                                        President, Investments, Fortis, Inc.
New York, New York
Howard G. Hudson         Vice President      Executive Vice President of Advisers (since August, 1995) and Senior Vice President,
One Chase Manhattan                          Fixed Income, Fortis Asset Management; prior to February, 1991, Senior Vice
Plaza                                        President, Fairfield Research, New Canaan, CT.
New York, New York
Stephen M. Poling        Vice President      Executive Vice President and Director of Advisers and Investors.
5500 Wayzata
Boulevard
Golden Valley,
Minnesota

                          POSITION WITH                           PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
   NAME & ADDRESS           THE FUND                           "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
--------------------     ---------------     -------------------------------------------------------------------------------------
Fred Obser               Vice President      Senior Vice President of Advisers (since August, 1995) and Senior Vice President,
One Chase Manhattan                          Equities, Fortis Asset Management.
Plaza
New York, New York
Dennis M. Ott            Vice President      Senior Vice President of Advisers and Investors.
5500 Wayzata
Boulevard
Golden Valley,
Minnesota
James S. Byrd            Vice President      Executive Vice President of Advisers and Investors; prior to March, 1991, Senior Vice
5500 Wayzata                                 President, Templeton Investment Counsel, Inc., Fort Lauderdale, Florida.
Boulevard
Golden Valley,
Minnesota
Nicholas L. M.           Vice President      Vice President of Advisers (since August, 1995) and Vice President, Equities, Fortis
dePeyster                                    Asset Management; prior to July, 1991, Research Associate, Smith Barney, Inc., New
41st Floor                                   York, NY.
One Chase Manhattan
Plaza
New York, New York
Charles J. Dudley        Vice President      Vice President of Advisers and Fortis Asset Management; prior to August, 1995, Senior
One Chase Manhattan                          Vice President, Sun America Asset Management, Los Angeles, CA
Plaza
New York, New York
Maroun M. Hayek          Vice President      Vice President of Advisers (since August, 1995) and Vice President, Fixed Income,
One Chase Manhattan                          Fortis Asset Management.
Plaza
New York, New York
Robert C. Lindberg       Vice President      Vice President of Advisers and Investors; prior to July, 1993, Vice President,
One Chase Manhattan                          Portfolio Manager, and Chief Securities Trader, COMERICA, Inc., Detroit, Michigan.
Plaza                                        COMERICA, Inc. is a bank.
New York, New York
Kevin J. Michels         Vice President      Vice President of Advisers (since August, 1995) and Vice President, Administration,
One Chase Manhattan                          Fortis Asset Management.
Plaza
New York, New York
Stephen M. Rickert       Vice President      Vice President of Advisers (since August, 1995) and Corporate Bond Analyst, Fortis
One Chase Manhattan                          Asset Management; from August, 1993 to April, 1994, Corporate Bond Analyst, Dillon,
Plaza                                        Read & Co., Inc., New York, NY; prior to June, 1992, Corporate Bond Analyst, Western
New York, New York                           Asset Management, Los Angeles, CA.
Keith R. Thomson         Vice President      Vice President of Advisers and Investors.
5500 Wayzata
Boulevard
Golden Valley,
Minnesota
Christopher J. Woods     Vice President      Vice President of Advisers (since August, 1995) and Vice President, Fixed Income,
One Chase Manhattan                          Fortis Asset Management; prior to November, 1992, Head of Fixed Income, The Police
Plaza                                        and Firemen's Disability and Pension Fund of Ohio, Columbus, OH.
New York, New York
Robert W. Beltz, Jr.     Vice President      Vice President--Mutual Fund Operations of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota
Thomas D. Gualdoni       Vice President      Vice President of Advisers, Investors, and Fortis Benefits Insurance Company.
500 Bielenberg Drive
Woodbury, Minnesota

                          POSITION WITH                           PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
   NAME & ADDRESS           THE FUND                           "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
--------------------     ---------------     -------------------------------------------------------------------------------------
Larry A. Medin           Vice President      Senior Vice President--Sales of Advisers and Investors; from August 1992 to November
500 Bielenberg Drive                         1994, Senior Vice President, Western Divisional Officer of Colonial Investment
Woodbury, Minnesota                          Services, Inc., Boston, Massachusetts; from June 1991 to August 1992, Regional Vice
                                             President, Western Divisional Officer of Alliance Capital Management, New York, New
                                             York; prior to June 1991, Senior Vice President, National Sales Director, Met Life
                                             State Street Investment Services, Inc.
Jon H. Nicholson         Vice President      Vice President--Marketing and Product Development of Fortis Benefits Insurance
500 Bielenberg Drive                         Company.
Woodbury, Minnesota
David A. Peterson        Vice President      Vice President and Assistant General Counsel, Fortis Benefits Insurance Company,
500 Bielenberg Drive                         prior to January, 1991, Senior Vice President--Law, State Bond and Mortgage Company,
Woodbury, Minnesota                          Minneapolis, Minnesota.
Richard P. Roche         Vice President      Vice President of Advisers and Investors; prior to August, 1995, President of
500 Bielenberg Drive                         Prospecting By Seminars, Inc., Guttenberg, NJ.
Woodbury, Minnesota
Anthony J. Rotondi       Vice President      Senior Vice President of Advisers; from January, 1993 to August, 1995, Senior Vice
500 Bielenberg Drive                         President, Operations, Fortis Benefits Insurance Company; prior to January, 1993,
Woodbury, Minnesota                          Senior Vice President, Information Technology, Fortis, Inc.
Rhonda J. Schwartz       Vice President      Senior Vice President, General Counsel, and Secretary of Advisers and Investors;
500 Bielenberg Drive                         Senior Vice President and General Counsel--Life and Investment Products, Fortis
Woodbury, Minnesota                          Benefits Insurance Company and Vice President and General Counsel, Life and
                                             Investment Products, Time Insurance Company; prior to January 1996, Vice President,
                                             General Counsel, Fortis, Inc.
Michael J. Radmer        Secretary           Partner, Dorsey & Whitney P.L.L.P., the Fund's General Counsel.
220 South Sixth
Street
Minneapolis,
Minnesota
Tamara L. Fagely         Treasurer           Second Vice President of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota

-------------------------------------------
* Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Fortis Equity, Advisers, and Investors primarily because he is an officer and a director of each. Mr. Freedman is an "interested person" of Fortis Equity, Advisers, and Investors because he is Chairman and Chief Executive Officer of Fortis, Inc. ("Fortis"), the parent company of Advisers and indirect parent company of Investors, and a Managing Director of Fortis International, N. V., the parent company of Fortis.
-------------------------------------------

All of the above officers and directors also are officers and/or directors of other investment companies of which Advisers is the investment adviser. No compensation is paid by the Funds to any officers or directors except as follows (plus reimbursement of travel expenses to attend meetings) to each director not affiliated with Advisers or Investors:

                                       ASSET              GROWTH &                                    CAPITAL
                                     ALLOCATION   VALUE    INCOME    CAPITAL   FIDUCIARY   GROWTH   APPRECIATION
                                     PORTFOLIO    FUND      FUND      FUND       FUND       FUND     PORTFOLIO
                                     ----------   -----   --------   -------   ---------   ------   ------------
Monthly............................     $200      $ 200     $200      $200       $100       $350        $200
Per meeting attended...............     $100      $ 100     $100      $100       $100       $100        $100
Per committee meeting attended.....     $100      $ 100     $100      $100       $100       $100        $100

During the fiscal periods ended August 31, 1995, the Funds paid the following fees:

                                       ASSET                                      CAPITAL
                                     ALLOCATION   CAPITAL  FIDUCIARY   GROWTH   APPRECIATION
                                     PORTFOLIO     FUND      FUND       FUND     PORTFOLIO
                                     ----------   -------  ---------   -------  ------------
Directors' fees*...................    $5,116     $25,029   $16,000    $41,500     $5,608
Directors' travel expenses**.......    $  652     $ 1,481   $   210    $ 3,500     $  190
Legal fees***......................    $9,601     $49,497   $40,000    $59,000     $6,172

------------------------
  *Paid only to directors not affiliated with Advisers or Investors. **Paid only for expenses incurred in attending directors' meetings.
***Paid to a law firm of which each Fund's secretary is a partner.

As of September 30, 1995, the directors and executive officers of each Fund beneficially owned less than 1% of the outstanding shares of their respective Fund. Directors Kopperud, Prince, Gavin, and Jaffray are members of the Executive Committee of each Fund's Board of Directors. While each Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committees will act only infrequently.

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Investors acts as the Funds' underwriter. Both act as such pursuant to written agreements periodically approved by the directors or shareholders of each Fund. The address of both is that of the Funds.
As of  September  30, 1995,  Advisers  managed twenty-eight  investment  company portfolios with combined net assets of approximately $4,068,451,000 and one private account with net assets of approximately $17,770,000. Fortis Financial Group also has approximately $1.9 billion in insurance reserves. As of the same date, the investment company portfolios had an aggregate of 222,175 shareholders.

During the past three fiscal periods the following amounts were paid to Advisers (as its compensation for acting as the investment adviser and manager of the Fund), Investors (for underwriting the Fund's shares), and sales representatives and dealers (by Investors as commissions):

                                   ASSET ALLOCATION                         CAPITAL                         FIDUCIARY
                                       PORTFOLIO                              FUND                             FUND
                          -----------------------------------  ----------------------------------  ----------------------------
                          AUGUST 31,        OCTOBER 31,                    AUGUST 31,                       AUGUST 31,
FISCAL PERIOD ENDED:         1995         1994        1993        1995        1994        1993       1995      1994      1993
                          ----------   ----------  ----------  ----------  ----------  ----------  --------  --------  --------
Amount Paid to:
  Advisers..............   $997,289    $1,103,566  $  980,482  $2,246,268  $2,126,932  $2,135,662  $537,646  $513,427  $471,354
                          ----------   ----------  ----------  ----------  ----------  ----------  --------  --------  --------
  Investors.............   $318,143    $  682,089  $  712,769  $  491,336  $  545,968  $1,107,253  $149,141  $128,808  $226,489
                          ----------   ----------  ----------  ----------  ----------  ----------  --------  --------  --------
  Sales Representatives
   and Dealers..........   $255,056    $  571,020  $  608,236  $  400,273  $  446,139  $  905,731  $115,197  $104,264  $184,484
                          ----------   ----------  ----------  ----------  ----------  ----------  --------  --------  --------

                                        GROWTH                     CAPITAL APPRECIATION
                                         FUND                            PORTFOLIO
                          ----------------------------------  -------------------------------
                                      AUGUST 31,              AUGUST 31,      OCTOBER 31,
FISCAL PERIOD ENDED:         1995        1994        1993        1995        1994      1993
                          ----------  ----------  ----------  ----------   --------  --------
Amount Paid to:
  Advisers..............  $4,517,570  $4,414,287  $4,219,964   $627,249    $607,491  $497,620
                          ----------  ----------  ----------  ----------   --------  --------
  Investors.............  $1,598,991  $2,478,553  $2,658,025   $269,096    $533,938  $337,851
                          ----------  ----------  ----------  ----------   --------  --------
  Sales Representatives
   and Dealers..........  $1,309,566  $2,011,210  $2,162,048   $217,531    $435,291  $285,774
                          ----------  ----------  ----------  ----------   --------  --------

During the fiscal periods ended August 31, 1995, Investors received the following amounts pursuant to the Plan of Distribution (see "Plan of Distribution"), paid the following amounts to broker-dealers and registered representatives, and in addition to such amount (along with Advisers) spent the following amounts on activities related to the distribution of the Fund's shares:

                           ASSET ALLOCATION    CAPITAL     FIDUCIARY      GROWTH    CAPITAL APPRECIATION
                              PORTFOLIO          FUND         FUND         FUND           PORTFOLIO
                              AUGUST 31,      AUGUST 31,   AUGUST 31,   AUGUST 31,       AUGUST 31,
FISCAL PERIOD ENDED:             1995            1995         1995         1995             1995
                           ----------------   ----------   ----------   ----------  ---------------------
Amount received..........      $477,319        $656,771     $140,132    $1,474,287        $287,542
                                -------       ----------   ----------   ----------         -------
Amount paid..............      $528,521        $661,540     $181,903    $1,443,698        $265,591
                                -------       ----------   ----------   ----------         -------
Additional Expenses
 paid....................      $195,098        $908,470     $277,215    $2,045,409        $108,727
                                -------       ----------   ----------   ----------         -------

--------------------------------------------------------------------------------

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

Fortis owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

Fortis, located in New York, New York, is a wholly owned subsidiary of Fortis International, N.V., which has approximately $100 billion in assets worldwide and is in turn an indirect wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").

AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG ("Group AG"). AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, the United States, Western Europe, Australia, and New Zealand.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

Dean C. Kopperud is Chief Executive Officer of Advisers and President of Investors; Gary N. Yalen is President and Chief Investment Officer of Advisers; Stephen M. Poling is Executive Vice President of Advisers and Investors; Howard
G. Hudson is Executive Vice President of Advisers; Dennis M. Ott, Larry A. Medin, and Anthony J. Rotondi are Senior Vice Presidents of Advisers and Investors; Rhonda J. Schwartz is Senior Vice President, General Counsel, and Secretary of Advisers and Investors; Fred Obser is Senior Vice President of Advisers; Robert W. Beltz, Jr., James S. Byrd, Thomas D. Gualdoni, Robert C. Lindberg, Jon H. Nicholson, Richard P. Roche, and Keith R. Thomson are Vice Presidents of Advisers and Investors; Nicholas L. M. De Peyster, Charles J. Dudley, Maroun M. Hayek, Kevin J. Michels, Stephen M. Rickert, and Christopher
J. Woods are Vice Presidents of Advisers; John E. Hite is 2nd Vice President and Assistant Secretary of Advisers and Investors; Carol M. Houghtby is 2nd Vice President and Treasurer of Advisers and Investors; Tamara L. Fagely and Barbara
W. Kirby are 2nd Vice Presidents of Advisers and Investors; David C. Greenzang is Money Market Portfolio Officer of Advisers; Michael D. O'Connor is Qualified Plan Officer of Advisers and Investors; Barbara J. Wolf is Trading Officer of Advisers; Scott R. Plummer is Assistant Secretary of Advisers and Investors; Joanne M. Herron is Assistant Treasurer of Advisers and Investors and Sharon R. Jibben is Assistant Secretary of Advisers.

Messrs. Kopperud, Yalen, and Poling are the Directors of Advisers.

All of the above persons reside or have offices in the Minneapolis/ St. Paul area, except Messrs. Yalen, Hudson, De Peyster, Dudley, Hayek, Lindberg, Michels, Obser, Rickert, Woods and Greenzang, who all are located in New York City.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Advisers acts as investment adviser and manager of each Fund, except Value Fund and Growth & Income Fund, under a separate Investment Advisory and Management Agreement (the "Agreement") dated January 31, 1992, which became effective the same date following shareholder approval on January 28, 1992. Advisers also acts as investment adviser and manager of Value Fund and Growth & Income Fund under an Investment Advisory and Management Agreement dated December 7, 1995 that became effective following approval by their then sole shareholder. Each Agreement was last approved by the applicable Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on December 7, 1995. Each Agreement will terminate automatically in the event of its assignment. In addition, each Agreement is terminable at any time, without penalty, by the applicable Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the applicable Fund. Unless sooner terminated, each Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the applicable Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

Each Agreement provides for an investment advisory and management fee calculated as described in the following table. As you can see from the table, this fee decreases (as a percentage of Fund net assets) as the applicable Fund grows. As of September 30, 1995, the Funds had approximate net assets as follows:

Asset Allocation Portfolio.........  $ 141,749,000
Capital Fund.......................  $ 295,232,000
Fiduciary Fund.....................  $  68,161,000
Growth Fund........................  $ 691,397,000
Capital Appreciation Portfolio.....  $  99,993,000

                                                ANNUAL
                                          INVESTMENT ADVISORY
           AVERAGE NET ASSETS             AND MANAGEMENT FEE
----------------------------------------  -------------------
For the first $100,000,000                        1.0%
For the next $150,000,000                          .8%
For assets over $250,000,000                       .7%

Each Agreement requires the Fund to pay all its expenses which are not assumed by Advisers and/or Investors. These Fund expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers of the Fund who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations.

Advisers bears the costs of acting as each Fund's transfer agent, registrar, and dividend disbursing agent.

Pursuant to an undertaking given to the State of California, Advisers has agreed to reimburse each Fund monthly for any amount by which the Fund's aggregate annual expenses, exclusive of taxes, brokerage commissions, and interest on borrowing exceeds 2 1/2% on the first $30,000,000 of average net assets, 2% on the next $70,000,000, and 1 1/2% on the balance. The Fund's distribution fee is excluded from these limits. Advisers reserves the right to agree to lesser expense limitations from time to time. In the fiscal periods ended August 31, 1995, Advisers was not required to make any reimbursement to the Funds pursuant to this limitation.

Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to the applicable Fund.

Expenses that relate exclusively to a particular Portfolio of a Fund, such as custodian charges and registration fees for shares, are charged to that Portfolio. Other expenses are allocated pro rata among the Portfolios in an equitable manner as determined by officers under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

Under each Agreement, Advisers, as investment adviser to the Fund, has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors. Advisers also furnishes the Fund with all required management services, facilities, equipment, and personnel.

Although investment decisions for each Fund are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

In a number of security transactions, it is possible for the Funds to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions, but at net prices including a spread or markup. The Funds will continue to trade in this manner whenever the net price appears advantageous. During the fiscal periods ended August 31, 1995, transactions having an aggregate dollar value (excluding short-term securities) of approximately $205,454,000 for Asset Allocation Portfolio, $126,448,000 for Capital Fund, $4,067,000 for Fiduciary Fund, $188,895,000 for Growth Fund, and $32,059,000 for Capital Appreciation Portfolio were traded in this manner. Generally, the Funds must deal through brokers, and for the fiscal periods ended August 31, 1995, 1994, and 1993, they paid brokerage commissions as follows:

                                                     ASSET ALLOCATION                    CAPITAL FUND
                                                        PORTFOLIO               ------------------------------
                                             --------------------------------
                                             AUGUST 31,       OCTOBER 31,                 AUGUST 31,
FISCAL PERIOD ENDED:                            1995        1994       1993       1995       1994       1993
                                             ----------   --------   --------   --------   --------   --------
Brokerage Commissions......................  $  29,635    $104,452   $ 49,981   $109,933   $140,850   $355,655
                                             ----------   --------   --------   --------   --------   --------
Percentage of Average Net Assets...........       .03%        .11%       .09%       .04%       .06%       .15%
                                             ----------   --------   --------   --------   --------   --------

                                                     FIDUCIARY FUND                    GROWTH FUND
                                             ------------------------------   ------------------------------

                                                       AUGUST 31,                       AUGUST 31,
FISCAL PERIOD ENDED:                           1995       1994       1993       1995       1994       1993
                                             --------   --------   --------   --------   --------   --------
Brokerage Commissions......................  $ 20,327   $ 30,444   $ 59,421   $283,153   $159,575   $445,024
                                             --------   --------   --------   --------   --------   --------
Percentage of Average Net Assets...........      .04%       .06%       .13%       .05%       .03%       .08%
                                             --------   --------   --------   --------   --------   --------

                                                   CAPITAL APPRECIATION
                                                        PORTFOLIO
                                             --------------------------------
                                             AUGUST 31,       OCTOBER 31,
FISCAL PERIOD ENDED:                            1995        1994       1993
                                             ----------   --------   --------
Brokerage Commissions......................  $  13,428    $ 22,936   $ 33,386
                                             ----------   --------   --------
Percentage of Average Net Assets...........       .02%        .05%       .10%
                                             ----------   --------   --------

--------------------------------------------------------------------------------

The average commission rates (calculated by dividing the total dollar amount of transactions into the total dollar amount of commissions paid) paid by the Funds for the fiscal periods ended August 31, 1995, were .17% for Asset Allocation Portfolio, .23% for Capital Fund, .22% for Fiduciary Fund, .24% for Growth Fund, and .24% for Capital Appreciation Portfolio.

Advisers selects and (where applicable) negotiates commissions with the broker-dealers who execute the transactions for each Fund. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of Advisers, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Advisers believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Research services obtained through commissions paid by the Fund may be used by Advisers in servicing all of its accounts, and not all such services would necessarily be used by Advisers in connection with the Fund.

Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers exercises investment discretion. Generally, the Fund pays higher commissions than the lowest rates available.

During the fiscal periods ended August 31, 1995, the Funds paid virtually all commissions to broker-dealers who furnished investment research to Advisers, as outlined above.

Each Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. No commissions were paid to any affiliate of Advisers by any of the Funds during the fiscal periods ended August 31, 1995, 1994, and 1993.

The Fund's acquisition during the fiscal period ended August 31, 1995, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities is presented below:

                                                     VALUE OF
                                                    SECURITIES
                                                     OWNED AT
NAME OF ISSUER                                    END OF PERIOD
-----------------------------------------------  ----------------
ASSET ALLOCATION PORTFOLIO
  Bear Stearns & Co. ..........................    $  2,499,595
  DLJ Mtg. Acceptance Corp. ...................    $  1,022,393
  First Bank N.A. .............................    $    672,000
CAPITAL FUND
  First Bank N.A. .............................    $ 11,430,802
FIDUCIARY FUND
  First Bank N.A. .............................    $  2,925,941
GROWTH FUND
  First Bank N.A. .............................    $ 31,546,000
CAPITAL APPRECIATION PORTFOLIO
  First Bank N.A. .............................    $  2,453,064

CAPITAL STOCK

Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

On September 30, 1995, the Funds had the following number of shares outstanding:
Asset Allocation Portfolio--8,551,374; Capital Fund--13,908,908; Fiduciary Fund--1,912,216; Growth Fund-- 20,513,559; and Capital Appreciation Portfolio--3,095,369. On that date, no person owned of record or, to the Funds' knowledge, beneficially as much as 5% of the outstanding shares of the Funds, except as follows:

Asset Allocation Portfolio: Class B--32% Norman P. Marraccini, 13603 Post Oak Ct., Chantilly, VA 22021-2529; 5% Gene Edmonds, 7740 Dunvegan Close, Atlanta, GA 30350-5504; Class C--18% BVR Enterprises Inc., 330 I Street, Penrose, CO 81240-9251; 7% Neal P. King, 801 N. Main Street, McAllen, TX 78501-4324; Class H--6% Marvin Pheffer, 7103 S. Revere Pky, Suite 7000, Englewood, CO 80112-3936; 5% Walter Danielson, 37627 WCR 39, Eaton, CO 80615.

Capital Fund: Class B--11% Lincoln County Colorado Employees Retirement Plan, P.O. Box 67, Hugo, CO 80821-0067; 9% Terrance L. Twedt, P.O. Box 309, Pacific City, OR 97135-0309; 6% Margaret Oliver, P.O. Box 246, Isabel, SD 57633-0246; Class C--29% Carol S. Atha, RR 7 Box 246, Fairmont, WV 26554-8925; 13% St. John Hardware & Implement Co., 3 Front Street, P.O. Box 8, St. John, WA 99171-0008; 5% Christopher L. Chapman, 4154 Knollwood Drive, Grand Blanc, MI 48439-2025; Class H--7% Charles A. Brokaw, 6208 Quail Hollow, Austin, TX 78750-8229; 5% Perry County Stone Co., RR 3, Perrysville, MO 63775-9803.

Fiduciary Fund: Class B--20% Meyers Printing Co., 7277 Boone Ave. North, Brooklyn Park, MN 55428-1539; 7% Mark D. Kayne MD, 23928 Lyons Ave. Suite 110, Newhall, CA 91321-2454; 7% Deborah J. Mccune, 3973 Breechwood Drive, Bellbrook, OH 45305-1602; 5% Terry P. and Jeannette E. Perkins, RR 1 Box 306, Orleans, VT 05860-9502; 5% Richard W and Rachael A Lafont, RR 3 Box 86, Barton, VT 05875-9010; Class C--32% Carol S. Atha, RR 7 Box 246, Farimont, WV 26554-8925;
20% St. John Hardware & Implement Co., 3 Front Street, P.O. Box 8, St. John, WA 99171-0008; 17% Stephanie A. Shunick, 115 Meadow Woods Drive, Kyle, TX 78640-8832.

Growth Fund: Class B--8% Lincoln County Colorado Employees Retirement Plan, P.O. Box 67, Hugo, CO 80821-0067; 6% Terrance L. Twedt, P.O. Box, 309, Pacific City, OR 97135-0309; Class C--16% Carol S. Atha, RR 7 Box 246, Farimont, WV 26554-8925; 5% Tim J and Amy L Kessler, 621 6th Avenue South East, Aberdeen, SD 57401.

Capital Appreciation Portfolio: Class B--14% Meyers Printing Co., 7277 Boone Ave. North, Brooklyn Park, MN 55428-1539; 6% Gene Edmonds, 7740 Dunvegan Close, Atlanta, GA 30350-5504; 5% J D Adams Culvert Co., P.O. Box 5218, Colorado Springs, CO 80931-5218; Class C--8% J A Hall, RR 5 Box 808, Duncan, OK 73533-9351; 7% Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052; 5% Kurt Becks, 9 Suncrest Dr., St. Peters, MO 63376-4432; 5% Keris M. Sirek, 2625 Evergreen Dr., Burlington, IA 52601-2422; 5%
Valerie J. Sirek, 2625 Evergreen Dr., Burlington, IA 52601-2422; Class H--8% Perry County Stone Co., RR 3, Perrysville, MO 63775-9803; 5% Jeffrey A. Justus, 1912 Wildwood Dr., Greencastle, IN 46135-9255.

Each Fund currently offers it shares in four classes, each with different sales arrangements and bearing different expenses. Under Fortis Advantage and Fortis Equity's Articles of Incorporation, the Board of Directors is authorized to create new portfolios without the approval of the shareholders of the Fund. Each share will have a pro rata interest in the assets of the portfolio to which the shares of that series relates, and will have no interest in the assets of any other portfolio. In the event of liquidation, each share of a portfolio would have the same rights to dividends and assets as every other share of that portfolio, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund's Board of Directors is also authorized to create new classes without shareholder approval.

None of the Funds are required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Fund's expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

COMPUTATION OF NET ASSET VALUE AND PRICING

On August 31, 1995, the Funds' net asset values per share were calculated as follows:

ASSET ALLOCATION PORTFOLIO

CLASS A
Net Assets     ($132,938,523)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding (8,049,167)          ($16.52)

CLASS B
Net Assets         ($692,449)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (42,077)           ($16.46)

CLASS H
Net Assets       ($4,675,777)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding  (284,416)           ($16.44)

CLASS C
Net Assets         ($777,170)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (47,355)           ($16.41)

CAPITAL FUND

CLASS A
Net Assets     ($291,262,852)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding (13,728,864)         ($21.22)

CLASS B
Net Assets       ($1,527,021)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (72,226)           ($21.14)

CLASS H
Net Assets       ($4,052,281)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding  (191,696)           ($21.14)

CLASS C
Net Assets         ($343,811)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (16,271)           ($21.13)

FIDUCIARY FUND

CLASS A
Net Assets      ($63,194,913)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding (1,777,926)          ($35.54)

CLASS B
Net Assets         ($473,005)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (13,381)           ($35.35)

CLASS H
Net Assets       ($1,480,698)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (41,886)           ($35.35)

CLASS C
Net Assets         ($272,033)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding    (7,684)           ($35.40)

GROWTH FUND

CLASS A
Net Assets     ($670,752,599)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding (20,537,904)         ($32.66)

CLASS B
Net Assets       ($2,178,800)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (67,079)           ($32.48)

CLASS H
Net Assets       ($6,866,807)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding  (211,359)           ($32.49)

CLASS C
Net Assets         ($263,798)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding    (8,120)           ($32.49)

CAPITAL APPRECIATION PORTFOLIO

CLASS A
Net Assets      ($90,918,223)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding (2,964,190)          ($30.67)

CLASS B
Net Assets         ($841,251)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (27,522)           ($30.57)

CLASS H
Net Assets       ($2,114,959)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding   (69,156)           ($30.58)

CLASS C
Net Assets         ($227,203)
-------------------------            =  Net Asset Value Per Share
Shares Outstanding    (7,431)           ($30.58)

To obtain the public offering price per share, the 4.75% sales charge had to be added to the net asset value obtained above:

ASSET ALLOCATION PORTFOLIO*

CLASS A
$16.52
 ----    =  Public Offering Price Per Share
 .9525      ($17.34)

CAPITAL FUND

CLASS A
$21.22
 ----    =  Public Offering Price Per Share
 .9525      ($22.28)

FIDUCIARY FUND

CLASS A
$35.54
 ----    =  Public Offering Price Per Share
 .9525      ($37.31)

GROWTH FUND

CLASS A
$32.66
 ----    =  Public Offering Price Per Share
 .9525      ($34.29)

CAPITAL APPRECIATION PORTFOLIO*

CLASS A

$30.67
 ----    =  Public Offering Price Per Share
 .9525      ($32.20)

------------------------------
*Until January 1, 1996 these Funds had a 4.5% sales charge.

The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Funds after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

Generally, the net asset value of each Fund's shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Fund.

SPECIAL PURCHASE PLANS

Each Fund offers several special purchase plans, described in the Prospectus, which allow reduction or elimination of the sales charge on Class A shares under certain circumstances. Additional information regarding some of the plans is as follows:

STATEMENT OF INTENTION

The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares. The Statement of Intention is not a binding obligation on the part of the investor to purchase, or the Fund to sell, the full amount indicated. Nevertheless, the Statement of Intention should be read carefully before it is signed.

TAX SHELTERED RETIREMENT PLANS

IRAS AND KEOGH PLANS. Individual taxpayers can defer taxes on current income by investing in Keogh Plans or Individual Retirement Accounts (IRAs) for retirement. You can qualify for a Keogh Plan if you are self-employed. lRAs may be opened by anyone who has earned compensation for services rendered. Certain reductions in sales charges set forth under "How to Buy Fund Shares" in the Funds' Prospectus are available to any organized group of individuals desiring to establish IRAs for the benefit of its members. If you are interested in one of these accounts, contact Investors for copies of our plans. You should check with your tax adviser before investing.

Under current Federal tax law, IRA depositors generally may contribute 100% of their earned income up to a maximum of $2,000 (including sales charge). Contributions up to $2,250 (including sales charge) can be made to IRA accounts for an individual and a nonemployed spouse. All shareholders who, along with their spouse, are not active participants in an employer sponsored retirement plan or who have adjusted gross income below a specified level can deduct such contributions (there is a partial deduction for higher income levels up to a specified amount) from taxable income so that taxes are put off until retirement, when reduced overall income and added deductions may result in a lower tax rate. There are penalty taxes for withdrawing this retirement money before reaching age 59 1/2 (unless the investor dies, is disabled, or withdraws equal installments over a lifetime). In addition, there are penalties on insufficient payouts after age 70 1/2, excess contributions, and excess distributions.

Each Fund may advertise the number or percentage of its shareholders, or the amount or percentage of its assets, which are invested in retirement accounts or in any particular type of retirement account. Such figures also may be given on an aggregate basis for all of the funds managed by Advisers. Any retirement plan numbers may be compared to appropriate industry averages.

TAX SAVINGS AND YOUR IRA--A FULLY TAXABLE INVESTMENT COMPARED TO AN INVESTMENT THROUGH AN IRA

The following table shows the yield on an investment of $2,000 made at the beginning of each year for a period of 10 years and a period of 20 years. For illustrative purposes only, the table assumes an annual rate of return of 8%.

                                  FULLY        FULLY      PARTIALLY       NON-
                                 TAXABLE     DEDUCTIBLE   DEDUCTIBLE   DEDUCTIBLE
                                INVESTMENT      IRA*        IRA**        IRA***
                                ----------   ----------   ----------   ----------
10 years - 15% Federal tax       $24,799      $31,291      $28,944      $26,597
 bracket

10 years - 28% Federal tax       $19,785      $31,291      $26,910      $22,530
 bracket

10 years - 31% Federal tax       $18,702      $31,291      $26,441      $21,591
 bracket

10 years - 36% Federal tax       $16,957      $31,291      $25,659      $20,026
 bracket

10 years - 39.6% Federal tax     $15,744      $31,291      $25,095      $18,900
 bracket

20 years - 15% Federal tax       $72,515      $98,846      $91,432      $84,019
 bracket

                                  FULLY        FULLY      PARTIALLY       NON-
                                 TAXABLE     DEDUCTIBLE   DEDUCTIBLE   DEDUCTIBLE
                                INVESTMENT      IRA*        IRA**        IRA***
                                ----------   ----------   ----------   ----------

20 years - 28% Federal tax       $54,236      $98,846      $85,007      $71,169
 bracket

20 years - 31% Federal tax       $50,526      $98,846      $83,525      $68,204
 bracket

20 years - 36% Federal tax       $44,722      $98,846      $81,054      $63,261
 bracket

20 years - 39.6% Federal tax     $40,820      $98,846      $79,274      $59,703
 bracket

------------------------
  * This column assumes that the entire $2,000 contribution each year is tax deductible. Tax on income earned on the IRA is deferred.
 ** This column assumes that only $1,000 of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.
*** This column assumes that none of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.

The 15% Federal income tax rate applies to taxable income up to and including $38,000 for married couples filing jointly and $22,750 for unmarried individuals. The 28% Federal income tax rate applies to taxable income from $38,000 to $91,850 for married couples filing jointly and to taxable income from $22,750 to $55,100 for unmarried individuals. The 31% Federal income tax rate applies to taxable income from $91,850 to $140,000 for married couples filing jointly and to taxable income from $55,100 to $115,000 for unmarried individuals. The 36% Federal income tax rate applies to taxable income from $140,000 to $250,000 for married couples filing jointly and to taxable income from $115,000 to $250,000 for unmarried individuals. The 39.6% Federal income tax rate applies to taxable income above $250,000 for married couples filing jointly and to taxable income above $250,000 for unmarried individuals. (Although the above table reflects the nominal Federal tax rates, the effective Federal tax rates exceed those rates for certain taxpayers because of the phase-out of personal exemptions and the partial disallowance of itemized deductions for taxpayers above certain income levels.)

The table reflects only Federal income tax rates, and not any state or local income taxes.

----------------------------------------------------

If you change your mind about opening your IRA, you generally have seven days after receipt of notification within which to cancel your account. To do this, you must send a written cancellation to Investors (at its mailing address listed on the cover page) within that seven day period. If you cancel within seven days, any amounts invested in a

Fund will be returned to you, together with any sales charge. If your investment has declined, Investors will make up the difference so that you receive the full amount invested.

PENSION; PROFIT-SHARING; IRA; 403(B). Tax qualified retirement plans also are available, including pension and profit-sharing plans, IRA's, and Section 403(b) salary reduction arrangements. The Section 403(b) salary reduction arrangement is principally for employees of state and municipal school systems and employees of many types of tax-exempt or nonprofit organizations. Persons desiring information about such Plans, including their availability, should contact Investors. All the Retirement Plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to establishing such a plan.

TAX-QUALIFIED PLAN CUSTODIANS AND TRUSTEES. Current fees: IRA and 403(b)--$10 annually; Keogh or small group corporate plan--$15 initial fee plus $30 annually (plus $5 annually per participant account and a per participant account termination fee of $25). First Trust National Association is the Custodian under the IRA and 403(b) plans. If a shareholder pays custodial fees by separate check, they will not be deducted from his or her account and will not constitute excess contributions. First Trust National Association also acts as Trustee under the Keogh and small group corporate plans. The bank reserves the right to change its fees on 30 days' prior written notice.

WITHHOLDING. Distributions from accounts for tax qualified plans are subject to tax withholding unless: (a) the payee elects to have no withholding and is permitted to do so under Federal law; or (b) payment is made to an exempt person (normally the plan trustee in his or her capacity as plan trustee). Any payee electing to have no withholding must do so in writing, and must do so at or before the time that payment is made. A payee is not permitted to elect no withholding if he or she is subject to mandatory backup withholding under Federal law for failure to provide his or her tax identification number or for failure to report all dividend or interest payments. Payees from 403(b) and corporate or Keogh accounts also are not permitted to elect out of withholding except as regards systematic partial withdrawals extending over 10 or more years.

For IRAs, the withholding amount is 10% of the amount withdrawn. For corporate, Keogh, and 403(b) plans, the withholding amount is as follows:

Total withdrawals or
unscheduled partial
withdrawals or systematic
partial withdrawals for less
than a 10 year period--         20% of the amount withdrawn;

Other systematic partial
withdrawals--                   amount determined by wage
                                withholding    tables    and   your
                                completed   withholding   allowance
                                election  (or if none, is submitted
                                based on the  presumption that  you
                                are  a married  individual claiming
                                three  withholding  allowances  (no
                                withholding  if withdrawals  do not
                                exceed $10,600 per year);

Withholding for non-resident aliens is subject to special rules. When payment is made to a plan trustee, Advisers assumes no responsibility for withholding. Subsequent payment by the trustee to other payees may require withholding. Such withholding is the responsibility of the plan trustee or of the plan administrator.

Any amounts withheld may be applied as a credit against Federal tax subsequently due.

GIFTS OR TRANSFERS TO MINOR CHILDREN

This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Dividends or capital gains distributions are taxed to the child, whose tax bracket is usually lower than the adult's. However, if the child is under 14 years old and his or her unearned income is more than $1,300 per year, then that portion of the child's income which exceeds $1,300 per year will be taxed to the child's income which exceeds $1,300 per year will be taxed to the child at the parents' top rate. Control of the Fund shares passes to the child upon reaching a specified adult age (either 18 or 21 years in most states).

SYSTEMATIC INVESTMENT PLAN

Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment Plan."

The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging, described below.

By acquiring Fund shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs Investors in writing to pay them in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

EXCHANGE PRIVILEGE

The amount to be exchanged must meet the minimum purchase amount of the fund being purchased.

Shareholders should consider the differing investment objectives and policies of these other funds prior to making such exchange.

For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, a transfer between funds is a taxable event that probably will give rise to a capital gain or loss. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing the shares in a Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS
BETWEEN FORTIS FUNDS

This privilege is based upon the fact that such orders are generally unsolicited and the resulting lack of sales effort and expense.

PURCHASES BY FORTIS, INC. (OR ITS SUBSIDIARIES) OR ASSOCIATED PERSONS

This privilege is based upon the relationship of such persons to the Funds and the resulting economies of sales effort and expense.

PURCHASES BY FUND DIRECTORS OR OFFICERS

This privilege is based upon their familiarity with the Fund and the resulting lack of sales effort and expense.

PURCHASES BY REPRESENTATIVES OR EMPLOYEES OF
BROKER-DEALERS

This privilege is based upon the presumed knowledge such persons have about the Funds as a result of their working for a company selling the Funds' shares and resulting economies of sales effort and expense.

PURCHASES BY CERTAIN RETIREMENT PLANS

This privilege is based upon the familiarity of such investors with the Fund and the resulting lack of sales effort and expense.

PURCHASES BY REGISTERED INVESTMENT COMPANIES

This privilege is based upon the generally unsolicited nature of such purchases and the resulting lack of sales effort and expense.

PURCHASES WITH PROCEEDS FROM REDEMPTION OF UNRELATED MUTUAL FUND SHARES OR SURRENDER OF CERTAIN FIXED ANNUITY CONTRACTS

SHAREHOLDERS OF UNRELATED MUTUAL FUNDS WITH SALES LOADS--This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the familiarity of such shareholders with mutual funds as an investment concept, with resulting economies of sales effort and expense.

OWNERS OF A FIXED ANNUITY CONTRACT NOT DEEMED A SECURITY UNDER THE SECURITIES LAWS--This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY EMPLOYEES OF CERTAIN BANKS AND OTHER FINANCIAL SERVICES FIRMS

This privilege is based upon the familiarity of such investors with the Funds and the resulting lack of sales effort and expense.

PURCHASES BY COMMERCIAL BANKS OFFERING SELF DIRECTED 401(k) Programs Containing both Pooled and Individual Investment Options

This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY INVESTMENT ADVISERS, TRUST COMPANIES, AND BANK TRUST DEPARTMENTS EXERCISING DISCRETIONARY INVESTMENT AUTHORITY OR USING A MONEY MANAGEMENT MUTUAL FUND "WRAP" PROGRAM

This privilege is based upon the familiarity of such investors with the Funds and the resulting lack of sales effort and expense.

REDEMPTION

The obligation of each Fund to redeem its shares when called upon to do so by the shareholder is mandatory with certain exceptions. The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges.

Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Fund will not redeem shares: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

There is no charge for redemption, nor does the Fund contemplate establishing a charge, although it has the right to do so. In the event a charge were established, it would apply only to persons who became shareholders after such charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Fund may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

An investor may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more per quarter, semiannually, or annually. The minimum amount which may be withdrawn of $50 per month is a minimum only, and should not be considered a recommendation.

These payments may constitute return of capital, and it should be understood that they do not represent a yield or return on investment and that they may deplete or eliminate the investment. The shareholder cannot be assured of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount of each payment, the frequency of each payment, and the increase (or decrease) in value of the remaining shares.

Under this Plan, any distributions of income and realized capital gains are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the Fund under this Plan, other than by reinvestment of distributions, it should be understood that he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously, as it is not, as explained above, advantageous to do so.

The Plan is voluntary, flexible, and under the shareholder's control and direction at all times, and does not limit or alter his or her right to redeem shares. The Plan may be terminated in writing at any time by either the shareholder or a Fund. The cost of operating the Plan is borne by Advisers. The redemption of Fund shares pursuant to the Plan is a taxable event to the shareholder.

REINVESTMENT PRIVILEGE

In order to allow investors who have redeemed a Fund's shares an opportunity to reinvest, without additional cost, a one-time privilege is offered whereby an investor may reinvest in the Fund, or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised in an amount not exceeding the proceeds of redemption; must be exercised within 60 days of redemption; and only may be exercised once with respect to the Fund.

The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should an investor utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not alter any capital gains taxes payable on a realized gain. Furthermore, if a shareholder redeems within 90 days of purchasing the shares in a Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares.

TAXATION

Each Fund qualified in the tax year ended August 31, 1995, and intends to continue to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund so qualifies, it is not taxed on the income it distributes to its shareholders.

For individuals in taxable year 1995, long-term capital gains are subject to a maximum Federal Income tax rate of 28% while ordinary income is subject to a maximum rate of 39.6% (for taxable income in excess of $256,500). (The maximum effective tax rate may be in excess of 39.6%, resulting from a combination of the nominal tax rate and a phase-out of personal exemptions and a partial disallowance of itemized deductions for individuals with taxable incomes above certain levels.)

Gain or loss realized upon the sale of shares in a Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. Such gain or loss will be long-term capital gain or loss if the shares were held for more than one year.

Under the Code, each Fund is subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which the Fund pays income tax. In order to avoid the imposition of the excise tax, the Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

To the extent paid from "qualifying dividends" paid by a domestic corporation, distributions to corporate shareholders will qualify for the 70% dividends received deduction.

Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

The foregoing is a general discussion of the Federal income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.

UNDERWRITER

On December 7, 1995, the Board of Directors of each Fund, except Value Fund and Growth & Income Fund, (including a majority of the directors who are not parties to the contract, or interested persons of any such party) last approved the Underwriting Agreement with Investors dated November 14, 1994, which became effective November 14, 1994. On the same date, the Board of Directors of Fortis Equity Portfolios approved Value Fund's and Growth & Income Fund's Underwriting Agreement with Investors dated December 7, 1995. Underwriting Agreements may be terminated by a Fund or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

Each Underwriting Agreement requires Investors or Advisers to pay all promotional expenses in connection with the distribution of the Fund's shares, including paying for printing and distributing prospectuses and shareholder reports to new shareholders, and the costs of sales literature. See "Plan of Distribution," below, regarding fees paid to Investors to be used to compensate those who sell Fund shares and to pay certain other expenses of selling Fund shares.

In each Underwriting Agreement, Investors undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with the Fund but not with Investors.

PLAN OF DISTRIBUTION

The policy of having the Funds compensate those who sell Fund shares has been adopted pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement.

Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

    (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1;

   (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and

   (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan, or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

Rule 12b-1(c) provides that the Fund may rely on Rule 12b-1(b) only if the selection and nomination of the disinterested directors of the Fund are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

Each Fund's (except Value Fund and Growth & Income Fund) Board of Directors last approved the plan on December 7, 1995. The Board of Directors of Fortis Equity Portfolios approved the plan on behalf of Value Fund and Growth & Income Fund on December 7, 1995.

PERFORMANCE

Cumulative total return is the increase in value of a hypothetical $1,000 investment made at the beginning of the advertised period. It may be expressed in terms of dollars or percentage. Average annual total return is the annual compounded rate of return based upon the same hypothetical investment. Systematic investment plan cumulative total return and systematic investment plan average annual total return are similar except that $2,000 annual investments are assumed (at the beginning of each year). The tables set forth below each include reduction due to the maximum 4.75% sales charge and assume quarterly reinvestment of all dividend and capital gains distributions (for the Standard & Poor's 500 Stock Index ("S&P 500") and Dow Jones Industrial Average ("DJIA") as well as the Fund). Both indices consist of unmanaged groups of common stocks. All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.

$1,000 SINGLE INVESTMENT

                                      ASSET ALLOCATION PORTFOLIO (CLASS A)
                 VALUE OF           REINVESTED
                 INITIAL             CAPITAL
 YEAR ENDED       $1,000              GAINS                                   TOTAL
 SEPTEMBER       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY
    30,          MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE
     88*           981                   0                   0                  981        (1.9)%
     89          1,152                   0                  53                1,205        22.8%
     90          1,028                   0                 103                1,131        (6.1)%
     91          1,254                   0                 157                1,411        24.8%
     92          1,337                   0                 262                1,599        13.3%
     93          1,449                   0                 347                1,796        12.3%
     94          1,354                  84                 364                1,802         0.3%
     95          1,581                 111                 499                2,191        21.6%
                                CUMULATIVE TOTAL RETURN                    Last 5 Yrs.     84.5%
                                                                           Life of
                                                                           Portfolio      119.1%

                      S&P 500                    DJIA
 YEAR ENDED      TOTAL                     TOTAL
 SEPTEMBER     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
    30,         VALUE($)      CHANGE      VALUE($)      CHANGE
     88*         1,133        13.3%        1,121        12.1%
     89          1,505        32.8%        1,490        32.9%
     90          1,365        (9.3)%       1,405        (5.7)%
     91          1,792        31.3%        1,795        27.8%
     92          1,989        11.0%        2,005        11.7%
     93          2,247        13.0%        2,245        12.0%
     94          2,330         3.7%        2,492        11.0%
     95          3,021        29.7%        3,198        28.3%
                             121.3%                    127.6%
                 ------                    ------
                             202.1%                    219.8%
                 ------                    ------

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                                                                                                 LIFE OF
              MOST RECENT:                1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   PORTFOLIO
Asset Allocation Portfolio (Class A)       15.85%     7.80%     9.28%    10.28%    13.03%     9.60%    11.39%     10.67%
S&P 500                                    29.67%    15.95%    14.95%    13.95%    17.22%    12.32%    15.04%     15.36%
DJIA                                       28.30%    19.35%    16.83%    15.52%    17.88%    13.57%    16.15%     16.21%

* = January 4, 1988 through September 30, 1988.
$2,000 ANNUAL INVESTMENTS

                                            ASSET ALLOCATION PORTFOLIO (CLASS A)               S&P 500      DJIA
                                   VALUE OF          REINVESTED                      TOTAL      TOTAL       TOTAL
 YEAR ENDED       CUMULATIVE    ANNUAL $2,000      CAPITAL GAINS     REINVESTED    CUMULATIVE  CUMULATIVE CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)   INVESTMENTS($) +  DISTRIBUTIONS($) + DIVIDENDS($) = VALUE($)   VALUE($)   VALUE($)
     88*            2,000              1,962                  0            0        1,962        2,266     2,243
     89             4,000              4,540                  0          208        4,748        5,667     5,637
     90             6,000              5,751                  0          497        6,248        6,954     7,202
     91             8,000              9,340                  0          831       10,171       11,753    11,758
     92            10,000             11,989                  0        1,696       13,685       15,266    15,369
     93            12,000             15,063                  0        2,449       17,512       19,509    19,441
     94            14,000             15,852                905        2,719       19,476       22,300    23,806
     95            16,000             20,733              1,218        4,053       26,004       31,510    33,108

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                                                                                                 LIFE OF
              MOST RECENT:                1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   PORTFOLIO
Asset Allocation Portfolio (Class A)       15.85%    10.33%     9.77%    10.00%    11.19%    10.66%    10.89%     10.83%
S&P 500                                    29.67%    20.03%    17.26%    15.77%    16.36%    15.00%    15.01%     15.11%
DJIA                                       28.30%    21.97%    19.14%    17.49%    17.65%    16.26%    16.22%     16.22%

* = January 4, 1988 through September 30, 1988.
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $77 for capital gains distributions and $333 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,581.

$1,000 SINGLE INVESTMENT

                                        ASSET ALLOCATION PORTFOLIO (CLASS B)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL
                    $1,000              GAINS                                   TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE
     95*           1,158                   7                  38                1,203        20.3%
                                  CUMULATIVE TOTAL RETURN

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,268        26.8%        1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                              LIFE OF
       MOST RECENT:         PORTFOLIO*
Asset Allocation Portfolio
(Class B)                       20.29%
S&P 500                         26.76%
DJIA                            25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                           ASSET ALLOCATION PORTFOLIO (CLASS B)
 YEAR ENDED                  VALUE OF ANNUAL      REINVESTED                         TOTAL     S&P 500 TOTAL  DJIA TOTAL
 SEPTEMBER     CUMULATIVE        $2,000          CAPITAL GAINS      REINVESTED     CUMULATIVE   CUMULATIVE    CUMULATIVE
    30,       INVESTMENT($)  INVESTMENTS($)   + DISTRIBUTIONS($) + DIVIDENDS($)  =  VALUE($)     VALUE($)      VALUE($)
     95              2,000            2,317                 15              74         2,406          2,535       2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Asset Allocation Portfolio
(Class B)                    20.29%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $6 for capital gains distributions and $33 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,158.

$1,000 SINGLE INVESTMENT

                                        ASSET ALLOCATION PORTFOLIO (CLASS H)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL
                    $1,000              GAINS                                   TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE
     95*           1,158                   7                  37                1,202        20.2%
                                  CUMULATIVE TOTAL RETURN

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,268        26.8%        1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                              LIFE OF
       MOST RECENT:         PORTFOLIO*
Asset Allocation Portfolio
(Class H)                       20.22%
S&P 500                         26.76%
DJIA                            25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                            ASSET ALLOCATION PORTFOLIO (CLASS H)
                                   VALUE OF         REINVESTED
                                    ANNUAL           CAPITAL
                                    $2,000            GAINS
 YEAR ENDED        CUMULATIVE       INVEST-          DISTRI-            REINVESTED
SEPTEMBER 30,    INVESTMENT($)     MENTS($)     +   BUTIONS($)    +    DIVIDENDS($)     =
     95*              2,000          2,315                15                 74

                                S&P 500
                  TOTAL          TOTAL        DJIA TOTAL
 YEAR ENDED     CUMULATIVE     CUMULATIVE     CUMULATIVE
SEPTEMBER 30,    VALUE($)       VALUE($)       VALUE($)
     95*           2,404          2,535          2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Asset Allocation Portfolio
(Class H)                    20.22%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $6 for capital gains distributions and $33 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,158.

$1,000 SINGLE INVESTMENT

                                        ASSET ALLOCATION PORTFOLIO (CLASS C)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL
                    $1,000              GAINS                                   TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE
     95*           1,155                   8                  36                1,199        19.9%
                                  CUMULATIVE TOTAL RETURN

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,268        26.8%        1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                              LIFE OF
       MOST RECENT:         PORTFOLIO*
Asset Allocation Portfolio
(Class C)                       19.94%
S&P 500                         26.76%
DJIA                            25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                   ASSET ALLOCATION PORTFOLIO (CLASS C)
                                   VALUE OF         REINVESTED
                                    ANNUAL           CAPITAL
                                    $2,000            GAINS                                    TOTAL
 YEAR ENDED        CUMULATIVE       INVEST-          DISTRI-            REINVESTED           CUMULATIVE
SEPTEMBER 30,    INVESTMENT($)     MENTS($)     +   BUTIONS($)    +    DIVIDENDS($)     =     VALUE($)
     95               2,000          2,310                15                 74                 2,399

                 S&P 500
                  TOTAL        DJIA TOTAL
 YEAR ENDED     CUMULATIVE     CUMULATIVE
SEPTEMBER 30,    VALUE($)       VALUE($)
     95            2,535          2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Asset Allocation Portfolio
(Class C)                    19.94%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $6 for capital gains distributions and $33 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,155.

$1,000 SINGLE INVESTMENT

                                               CAPITAL FUND (CLASS A)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL
                    $1,000              GAINS                                   TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE
     86            1,198                  97                  18                1,313        31.3%
     87            1,475                 212                  32                1,719        30.9%
     88            1,077                 350                  44                1,471       (14.4)%
     89            1,484                 482                  95                2,061        40.1%
     90            1,205                 481                 106                1,792       (13.1)%
     91            1,479                 770                 165                2,414        34.7%
     92            1,668                 915                 202                2,785        15.4%
     93            1,689               1,090                 227                3,006         7.9%
     94            1,635               1,298                 231                3,164         5.3%
     95            1,919               1,696                 289                3,904        23.4%
                                  CUMULATIVE TOTAL RETURN                    Last 5 Yrs.    107.5%
                                                                             Last 10 Yrs.   290.4%

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     86            1,317        31.7%        1,383        38.3%
     87            1,888        43.4%        2,096        51.6%
     88            1,655       (12.3)%       1,771       (15.5)%
     89            2,199        32.9%        2,353        32.9%
     90            1,994        (9.3)%       2,219        (5.7)%
     91            2,617        31.2%        2,836        27.8%
     92            2,905        11.0%        3,167        11.7%
     93            3,283        13.0%        3,545        11.9%
     94            3,404         3.7%        3,936        11.0%
     95            4,413        29.6%        5,050        28.3%
                               121.3%                    127.6%
                   ------                    ------
                               341.3%                    405.0%
                   ------                    ------

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

       MOST RECENT:         1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS   9 YEARS   10 YEARS
Capital Fund (Class A)       17.52%    11.22%    10.11%    11.40%    15.72%    10.33%    14.16%    10.13%    12.26%    14.59%
S&P 500                      29.67%    15.95%    14.95%    13.95%    17.22%    12.32%    15.04%    11.20%    14.38%    16.01%
DJIA                         28.30%    19.35%    16.83%    15.52%    17.88%    13.57%    16.15%    11.62%    15.48%    17.58%

$2,000 ANNUAL INVESTMENTS

                                                        CAPITAL FUND (CLASS A)
 YEAR ENDED                    VALUE OF ANNUAL         REINVESTED                               TOTAL     S&P 500 TOTAL  DJIA TOTAL
 SEPTEMBER      CUMULATIVE         $2,000             CAPITAL GAINS         REINVESTED        CUMULATIVE   CUMULATIVE    CUMULATIVE
    30,        INVESTMENT($)   INVESTMENTS($)    +  DISTRIBUTIONS($)    +  DIVIDENDS($)    =   VALUE($)     VALUE($)      VALUE($)
     86                2,000            2,397                    195                 35           2,627          2,634       2,766
     87                4,000            5,294                    557                 78           5,929          6,643       7,222
     88                6,000            5,258                  1,296                152           6,706          7,576       7,793
     89                8,000            9,868                  1,786                410          12,064         12,722      13,012
     90               10,000            9,557                  2,059                527          12,143         13,352      14,158
     91               12,000           14,076                  3,934                919          18,929         20,151      20,645
     92               14,000           18,022                  4,832              1,176          24,030         24,589      25,296
     93               16,000           20,175                  6,418              1,398          27,991         30,043      30,553
     94               18,000           21,371                  8,635              1,461          31,467         33,222      36,144
     95               20,000           27,316                 11,958              1,902          41,176         45,671      48,937

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

       MOST RECENT:         1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS   9 YEARS   10 YEARS
Capital Fund (Class A)       17.52%    13.16%    11.54%    11.48%    13.19%    12.25%    12.86%    12.13%    12.16%    12.81%
S&P 500                      29.67%    20.03%    17.26%    15.77%    16.36%    15.00%    15.01%    13.98%    14.09%    14.61%
DJIA                         28.30%    21.97%    19.14%    17.49%    17.65%    16.26%    16.22%    14.97%    15.11%    15.81%

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $814 for capital gains distributions and $137 for income dividends, and the value of the shares as of September 30, 1994, would have been $1,919.

$1,000 SINGLE INVESTMENT

                                               CAPITAL FUND (CLASS B)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL
                    $1,000              GAINS                                   TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE
     95*           1,153                  54                   2                1,209        20.9%
                                  CUMULATIVE TOTAL RETURN

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,268        26.8%        1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Capital Fund (Class B)       20.86%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                       CAPITAL FUND (CLASS B)
                              VALUE OF ANNUAL         REINVESTED                              TOTAL     S&P 500 TOTAL  DJIA TOTAL
 YEAR ENDED     CUMULATIVE        $2,000             CAPITAL GAINS         REINVESTED       CUMULATIVE   CUMULATIVE    CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)  INVESTMENTS($)    +  DISTRIBUTIONS($)    +  DIVIDENDS($)   =   VALUE($)     VALUE($)      VALUE($)
     95*              2,000            2,306                    107                 4           2,417          2,535       2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Capital Fund (Class B)       20.86%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $42 for capital gains distributions and $1 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,153.

$1,000 SINGLE INVESTMENT

                                               CAPITAL FUND (CLASS H)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL
                    $1,000              GAINS                                   TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE
     95*           1,153                  54                   1                1,208        20.8%
                                  CUMULATIVE TOTAL RETURN

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,268        26.8%        1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Capital Fund (Class H)       20.80%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                      CAPITAL FUND (CLASS H)
                              VALUE OF ANNUAL        REINVESTED                              TOTAL     S&P 500 TOTAL  DJIA TOTAL
 YEAR ENDED     CUMULATIVE        $2,000            CAPITAL GAINS        REINVESTED        CUMULATIVE   CUMULATIVE    CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)  INVESTMENTS($)    +  DISTRIBUTIONS($)  +  DIVIDENDS($)    =   VALUE($)     VALUE($)      VALUE($)
     95*              2,000            2,305                  107                  4           2,416          2,535       2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Capital Fund (Class H)       20.80%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $42 for capital gains distributions and $1 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,153.

$1,000 SINGLE INVESTMENT

                                               CAPITAL FUND (CLASS C)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL
                    $1,000              GAINS                                   TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE
     95*           1,152                  54                   2                1,208        20.8%
                                  CUMULATIVE TOTAL RETURN

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,268        26.8%        1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Capital Fund (Class C)       20.75%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                     CAPITAL FUND (CLASS C)
                              VALUE OF ANNUAL        REINVESTED                            TOTAL     S&P 500 TOTAL  DJIA TOTAL
 YEAR ENDED     CUMULATIVE        $2,000            CAPITAL GAINS       REINVESTED       CUMULATIVE   CUMULATIVE    CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)  INVESTMENTS($)    +  DISTRIBUTIONS($)  + DIVIDENDS($)   =   VALUE($)     VALUE($)      VALUE($)
     95*              2,000            2,304                  107                4           2,415          2,535       2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                            LIFE OF
       MOST RECENT:         PORTFOLIO*
Capital Fund (Class C)       20.74%
S&P 500                      26.76%
DJIA                         25.88%

* = This reflects the cumulative total return from November 14, 1994 to September 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $42 for capital gains distributions and $1 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,152.

$1,000 SINGLE INVESTMENT

                                                   FIDUCIARY FUND (CLASS A)
                    VALUE OF              REINVESTED                                     TOTAL
  YEAR ENDED     INITIAL $1,000          CAPITAL GAINS           REINVESTED            CUMULATIVE    % YEARLY
SEPTEMBER 30,     INVESTMENT($)     +   DISTRIBUTIONS($)   +    DIVIDENDS($)      =     VALUE($)      CHANGE
     86                   1,191                    148                     12            1,351        35.1%
     87                   1,514                    244                     17            1,775        31.4%
     88                   1,227                    254                     17            1,498       (15.6)%
     89                   1,699                    352                     38            2,089        39.5%
     90                   1,422                    330                     44            1,796       (14.0)%
     91                   1,726                    633                     80            2,439        35.8%
     92                   1,929                    769                    102            2,800        14.8%
     93                   2,025                    974                    107            3,106        10.9%
     94                   1,936                  1,216                    102            3,254         4.8%
     95                   2,316                  1,625                    122            4,063        24.9%
                                       CUMULATIVE TOTAL RETURN                        Last 5 Yrs.    115.5%
                                                                                      Last 10 Yrs.   306.3%

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     86            1,317        31.7%        1,383        38.3%
     87            1,888        43.4%        2,096        51.6%
     88            1,655       (12.3)%       1,771       (15.5)%
     89            2,199        32.9%        2,353        32.9%
     90            1,994        (9.3)%       2,219        (5.7)%
     91            2,617        31.2%        2,836        27.8%
     92            2,905        11.0%        3,167        11.7%
     93            3,283        13.0%        3,545        11.9%
     94            3,404         3.7%        3,936        11.0%
     95            4,413        29.6%        5,050        28.3%
                               121.3%                    127.6%
                   ------                    ------
                               341.3%                    405.0%
                   ------                    ------

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

       MOST RECENT:         1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS   9 YEARS   10 YEARS
Fiduciary Fund (Class A)     18.94%    11.64%    11.40%    12.24%    16.60%    10.83%    14.53%    10.23%    12.41%    15.05%
S&P 500                      29.67%    15.95%    14.95%    13.95%    17.22%    12.32%    15.04%    11.20%    14.38%    16.01%
DJIA                         28.30%    19.35%    16.83%    15.52%    17.88%    13.57%    16.15%    11.62%    15.48%    17.58%

$2,000 ANNUAL INVESTMENTS

                                                          FIDUCIARY FUND (CLASS A)                             S&P 500
                                 VALUE OF ANNUAL        REINVESTED                                TOTAL         TOTAL
 YEAR ENDED       CUMULATIVE         $2,000            CAPITAL GAINS         REINVESTED         CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    INVESTMENTS($)    +  DISTRIBUTIONS($)  +   DIVIDENDS($)    =    VALUE($)      VALUE($)
     86              2,000                2,382                  296              24               2,702         2,634
     87              4,000                5,449                  567              37               6,053         6,643
     88              6,000                5,959                  711              45               6,715         7,576
     89              8,000               10,892                  985             144              12,021        12,722
     90             10,000               10,713                1,059             202              11,974        13,352
     91             12,000               15,315                3,084             450              18,849        20,151
     92             14,000               19,242                3,969             610              23,821        24,589
     93             16,000               22,194                5,701             640              28,535        30,043
     94             18,000               23,047                8,242             612              31,901        33,222
     95             20,000               29,851               11,629             732              42,212        45,671

                DJIA TOTAL
 YEAR ENDED     CUMULATIVE
SEPTEMBER 30,    VALUE($)
     86            2,766
     87            7,222
     88            7,793
     89           13,012
     90           14,158
     91           20,645
     92           25,296
     93           30,553
     94           36,144
     95           48,937

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

       MOST RECENT:         1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS   9 YEARS   10 YEARS
Fiduciary Fund (Class A)     18.94%    13.89%    12.56%    12.42%    14.12%    13.03%    13.51%    12.63%    12.57%    13.24%
S&P 500                      29.67%    20.03%    17.26%    15.77%    16.36%    15.00%    15.01%    13.98%    14.09%    14.61%
DJIA                         28.30%    21.97%    19.14%    17.49%    17.65%    16.26%    16.22%    14.97%    15.11%    15.81%

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $798 for capital gains distributions and $59 for income dividends, and the value of the shares as of September 30, 1995, would have been $2,316.

$1,000 SINGLE INVESTMENT

                                                 FIDUCIARY FUND (CLASS B)
                    VALUE OF              REINVESTED                                  TOTAL
  YEAR ENDED     INITIAL $1,000          CAPITAL GAINS          REINVESTED          CUMULATIVE    % YEARLY
SEPTEMBER 30,     INVESTMENT($)     +   DISTRIBUTIONS($)   +   DIVIDENDS($)    =     VALUE($)      CHANGE
     95*                  1,175                     51               0                1,226        22.6%
                                     CUMULATIVE TOTAL RETURN

                        S&P 500                    DJIA
                   TOTAL                     TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,268        26.8%        1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                              LIFE OF
       MOST RECENT:         PORTFOLIO*
Fiduciary Fund (Class B)        22.65%
S&P 500                         26.76%
DJIA                            25.88%

* =This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                          FIDUCIARY FUND (CLASS B)                             S&P 500
                                 VALUE OF ANNUAL        REINVESTED                                TOTAL         TOTAL
 YEAR ENDED       CUMULATIVE         $2,000            CAPITAL GAINS         REINVESTED         CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    INVESTMENTS($)    +  DISTRIBUTIONS($)  +   DIVIDENDS($)    =    VALUE($)      VALUE($)
     95              2,000                2,350                  103               0               2,453         2,535

                DJIA TOTAL
 YEAR ENDED     CUMULATIVE
SEPTEMBER 30,    VALUE($)
     95            2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                          LIFE OF
     MOST RECENT:       PORTFOLIO*
Fiduciary Fund (Class
B)                           22.65%
S&P 500                      26.76%
DJIA                         25.88%

* =This reflects the cumulative total return from November 14, 1994 to September 30, 1995

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $40 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,175.

$1,000 SINGLE INVESTMENT

                                              FIDUCIARY FUND (CLASS H)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL                                                                 S&P 500
                    $1,000              GAINS                                   TOTAL                     TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,175                  52                   0                1,227        22.7%        1,268        26.8%
                                  CUMULATIVE TOTAL RETURN

                         DJIA
                   TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE
     95*           1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                              LIFE OF
       MOST RECENT:         PORTFOLIO*
Fiduciary Fund (Class H)        22.69%
S&P 500                         26.76%
DJIA                            25.88%

* =This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                       FIDUCIARY FUND (CLASS H)                           S&P 500
                                VALUE OF ANNUAL        REINVESTED                              TOTAL       TOTAL     DJIA TOTAL
 YEAR ENDED      CUMULATIVE         $2,000            CAPITAL GAINS        REINVESTED        CUMULATIVE  CUMULATIVE  CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)   INVESTMENTS($)    +  DISTRIBUTIONS($)  +  DIVIDENDS($)    =   VALUE($)    VALUE($)    VALUE($)
     95*                2,000            2,351                  103                  0           2,454       2,535       2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                         LIFE OF
    MOST RECENT:        PORTFOLIO*
Fiduciary Fund (Class
H)                           22.69%
S&P 500                      26.76%
DJIA                         25.88%

* =This reflects the cumulative total return from November 14, 1994 to September 30, 1995

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $40 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,175.

$1,000 SINGLE INVESTMENT

                                              FIDUCIARY FUND (CLASS C)
                   VALUE OF           REINVESTED
                   INITIAL             CAPITAL                                                                 S&P 500
                    $1,000              GAINS                                   TOTAL                     TOTAL
  YEAR ENDED       INVEST-             DISTRI-            REINVESTED          CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
SEPTEMBER 30,      MENT($)       +    BUTIONS($)     +   DIVIDENDS($)    =     VALUE($)      CHANGE      VALUE($)      CHANGE
     95*           1,177                  52                   0                1,229        22.9%        1,268        26.8%
                                  CUMULATIVE TOTAL RETURN

                         DJIA
                   TOTAL
  YEAR ENDED     CUMULATIVE    % YEARLY
SEPTEMBER 30,     VALUE($)      CHANGE
     95*           1,259        25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                              LIFE OF
       MOST RECENT:         PORTFOLIO*
Fiduciary Fund (Class C)        22.86%
S&P 500                         26.76%
DJIA                            25.88%

* =This reflects the cumulative total return from November 14, 1994 to September 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                     FIDUCIARY FUND (CLASS C)
                              VALUE OF ANNUAL        REINVESTED                              TOTAL     S&P 500 TOTAL  DJIA TOTAL
 YEAR ENDED     CUMULATIVE        $2,000            CAPITAL GAINS        REINVESTED        CUMULATIVE   CUMULATIVE    CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)  INVESTMENTS($)    +  DISTRIBUTIONS($)  +  DIVIDENDS($)    =   VALUE($)     VALUE($)      VALUE($)
     95               2,000            2,354                  103                  0           2,457          2,535       2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                         LIFE OF
    MOST RECENT:        PORTFOLIO*
Fiduciary Fund (Class
C)                           22.86%
S&P 500                      26.76%
DJIA                         25.88%

* =This reflects the cumulative total return from November 14, 1994 to September 30, 1995

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $40 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,177.

$1,000 SINGLE INVESTMENT

                                              GROWTH FUND (CLASS A)                                         S&P 500
               VALUE OF INITIAL         REINVESTED                              TOTAL                   TOTAL
 YEAR ENDED         $1,000            CAPITAL GAINS         REINVESTED        CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY
SEPTEMBER 30,   INVESTMENT($)     +  DISTRIBUTIONS($)   +  DIVIDENDS($)   =    VALUE($)     CHANGE     VALUE($)     CHANGE
     86                  1,276                    52            14              1,342       34.2%       1,317       31.7%
     87                  1,631                   151            21              1,803       34.4%       1,888       43.4%
     88                  1,193                   242            23              1,458      (19.1)%      1,655      (12.3)%
     89                  1,754                   356            47              2,157       47.9%       2,199       32.9%
     90                  1,388                   381            42              1,811      (16.0)%      1,994       (9.3)%
     91                  1,927                   709            93              2,729       50.7%       2,617       31.2%
     92                  1,974                   866            97              2,937        7.6%       2,905       11.0%
     93                  2,424                 1,150           124              3,698       25.9%       3,283       13.0%
     94                  2,110                 1,216           108              3,434       (7.1)%      3,404        3.7%
     95                  2,694                 1,640           138              4,472       30.2)%      4,413       29.6%
                                  CUMULATIVE TOTAL RETURN                    Last 5 Yrs.   135.2%                  121.3%
                                                                                                        ------
                                                                             Last 10 Yrs.  347.2%                  341.3%
                                                                                                        ------

                        DJIA
                  TOTAL
 YEAR ENDED     CUMULATIVE   % YEARLY
SEPTEMBER 30,    VALUE($)     CHANGE
     86           1,383       38.3%
     87           2,096       51.6%
     88           1,771      (15.5)%
     89           2,353       32.9%
     90           2,219       (5.7)%
     91           2,836       27.8%
     92           3,167       11.7%
     93           3,545       11.9%
     94           3,936       11.0%
     95           5,050       28.3%
                             127.6%
                  ------
                             405.0%
                  ------

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

      MOST RECENT:         1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS   9 YEARS   10 YEARS
Growth Fund (Class A)       24.02%     7.31%    13.18%    11.77%    18.66%    12.01%    16.55%    11.35%    13.69%    16.16%
S&P 500                     29.67%    15.95%    14.95%    13.95%    17.22%    12.32%    15.04%    11.20%    14.38%    16.01%
DJIA                        28.30%    19.35%    16.83%    15.52%    17.88%    13.57%    16.15%    11.62%    15.48%    17.58%

$2,000 ANNUAL INVESTMENTS

                                                    GROWTH FUND (CLASS A)
                                 VALUE OF      REINVESTED
                                  ANNUAL        CAPITAL                                          S&P 500
                                  $2,000         GAINS                              TOTAL         TOTAL       DJIA TOTAL
 YEAR ENDED       CUMULATIVE      INVEST-       DISTRI-         REINVESTED        CUMULATIVE    CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    MENTS($)   +  BUTIONS($)  +   DIVIDENDS($)   =    VALUE($)      VALUE($)      VALUE($)
     86              2,000         2,552            105              27              2,684         2,634         2,766
     87              4,000         5,696            421              48              6,165         6,643         7,222
     88              6,000         5,561            897              69              6,527         7,576         7,793
     89              8,000        10,976          1,319             178             12,473        12,722        13,012
     90             10,000        10,193          1,707             168             12,068        13,352        14,158
     91             12,000        16,799          3,757             506             21,062        20,151        20,645
     92             14,000        19,154          5,033             535             24,722        24,589        25,296
     93             16,000        25,859          6,962             700             33,521        30,043        30,553
     94             18,000        24,176          8,111             610             32,897        33,222        36,144
     95             20,000        33,290         11,245             778             45,313        45,671        48,937

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

      MOST RECENT:         1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS   9 YEARS   10 YEARS
Growth Fund (Class A)       24.02%    12.54%    12.88%    12.39%    15.00%    14.00%    14.85%    13.89%    13.84%    14.48%
S&P 500                     29.67%    20.03%    17.26%    15.77%    16.36%    15.00%    15.01%    13.98%    14.09%    14.61%
DJIA                        28.30%    21.97%    19.14%    17.49%    17.65%    16.26%    16.22%    14.97%    15.11%    15.81%

In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $765 for capital gains distributions and $57 for income dividends, and the value of the shares as of September 30, 1995, would have been $2,694.

$1,000 SINGLE INVESTMENT

                                     GROWTH FUND (CLASS B)
               VALUE OF     REINVESTED
               INITIAL       CAPITAL                                                     S&P 500                   DJIA
                $1,000        GAINS                          TOTAL                   TOTAL                   TOTAL
 YEAR ENDED    INVEST-       DISTRI-       REINVESTED      CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY
SEPTEMBER 30,  MENT($)   +  BUTIONS($)  +  DIVIDENDS($) =   VALUE($)     CHANGE     VALUE($)     CHANGE     VALUE($)     CHANGE
     *95        1,296            26              0           1,322       32.2%       1,268       26.8%       1,259       25.9%
                        CUMULATIVE TOTAL RETURN

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Growth Fund (Class B)                            32.20%
S&P 500                                          26.76%
DJIA                                             25.88%

*This reflects the cumulative total return  from November 14, 1994 to  September
 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                    GROWTH FUND (CLASS B)
                                 VALUE OF      REINVESTED
                                  ANNUAL        CAPITAL                                          S&P 500
                                  $2,000         GAINS                              TOTAL         TOTAL       DJIA TOTAL
 YEAR ENDED       CUMULATIVE      INVEST-       DISTRI-         REINVESTED        CUMULATIVE    CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    MENTS($)   +  BUTIONS($)  +   DIVIDENDS($)   =    VALUE($)      VALUE($)      VALUE($)
     *95             2,000         2,592             52               0              2,644         2,535         2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Growth Fund (Class B)                            32.20%
S&P 500                                          26.76%
DJIA                                             25.88%

*This  reflects the cumulative total return  from November 14, 1994 to September
 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $19 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,296.

$1,000 SINGLE INVESTMENT

                                             GROWTH FUND (CLASS H)                                        S&P 500
                  VALUE OF            REINVESTED                              TOTAL                   TOTAL
 YEAR ENDED    INITIAL $1,000        CAPITAL GAINS        REINVESTED        CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY
SEPTEMBER 30,   INVESTMENT($)    +  DISTRIBUTIONS($)  +  DIVIDENDS($)   =    VALUE($)     CHANGE     VALUE($)     CHANGE
     *95                1,296                   26             0              1,322       32.2%       1,268       26.8%
                                 CUMULATIVE TOTAL RETURN

                        DJIA
                  TOTAL
 YEAR ENDED     CUMULATIVE   % YEARLY
SEPTEMBER 30,    VALUE($)     CHANGE
     *95          1,259       25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Growth Fund (Class H)                            32.24%
S&P 500                                          26.76%
DJIA                                             25.88%

*This reflects the cumulative total return  from November 14, 1994 to  September
 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                     GROWTH FUND (CLASS H)
                                 VALUE OF      REINVESTED
                                  ANNUAL        CAPITAL                                           S&P 500
                                  $2,000         GAINS                               TOTAL         TOTAL       DJIA TOTAL
 YEAR ENDED       CUMULATIVE      INVEST-       DISTRI-          REINVESTED        CUMULATIVE    CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    MENTS($)   +  BUTIONS($)   +   DIVIDENDS($)   =    VALUE($)      VALUE($)      VALUE($)
     *95             2,000         2,593             52                0              2,645         2,535         2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Growth Fund (Class H)                            32.24%
S&P 500                                          26.76%
DJIA                                             25.88%

*This  reflects the cumulative total return  from November 14, 1994 to September
 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $19 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,296.

$1,000 SINGLE INVESTMENT

                                             GROWTH FUND (CLASS C)                                        S&P 500
                  VALUE OF            REINVESTED                              TOTAL                   TOTAL
 YEAR ENDED    INITIAL $1,000        CAPITAL GAINS        REINVESTED        CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY
SEPTEMBER 30,   INVESTMENT($)    +  DISTRIBUTIONS($)  +  DIVIDENDS($)   =    VALUE($)     CHANGE     VALUE($)     CHANGE
     *95                1,296                   26             0              1,322       32.2%       1,268       26.8%
                                 CUMULATIVE TOTAL RETURN

                        DJIA
                  TOTAL
 YEAR ENDED     CUMULATIVE   % YEARLY
SEPTEMBER 30,    VALUE($)     CHANGE
     *95          1,259       25.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                             LIFE OF
                MOST RECENT:                 PORTFOLIO*
Growth Fund (Class C)                          32.24%
S&P 500                                        26.76%
DJIA                                           25.88%

*This reflects the cumulative total return  from November 14, 1994 to  September
 30, 1995

$2,000 ANNUAL INVESTMENTS

                                                    GROWTH FUND (CLASS C)
                                 VALUE OF      REINVESTED
                                  ANNUAL        CAPITAL                                          S&P 500
                                  $2,000         GAINS                              TOTAL         TOTAL       DJIA TOTAL
 YEAR ENDED       CUMULATIVE      INVEST-       DISTRI-         REINVESTED        CUMULATIVE    CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    MENTS($)   +  BUTIONS($)  +   DIVIDENDS($)   =    VALUE($)      VALUE($)      VALUE($)
     *95             2,000         2,593             52               0              2,645         2,535         2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Growth Fund (Class C)                            32.24%
S&P 500                                          26.76%
DJIA                                             25.88%

*This  reflects the cumulative total return  from November 14, 1994 to September
 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $19 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,296.

$1,000 SINGLE INVESTMENT

                                 CAPITAL APPRECIATION PORTFOLIO (CLASS A)
               VALUE OF        REINVESTED
               INITIAL          CAPITAL                                                                S&P 500
 YEAR ENDED     $1,000           GAINS                                  TOTAL                     TOTAL
 SEPTEMBER     INVEST-          DISTRI-           REINVESTED          CUMULATIVE    % YEARLY    CUMULATIVE    % YEARLY
    30,        MENT($)     +   BUTIONS($)    +   DIVIDENDS($)    =     VALUE($)      CHANGE      VALUE($)      CHANGE
    88*         1,053                0                 0                1,053           5.3%      1,133          13.3%
    89          1,525                0                15                1,540          46.2%      1,505          32.8%
    90          1,185               59                13                1,257         (18.4)%     1,365          (9.3)%
    91          1,739               87                19                1,845          46.8%      1,792          31.3%
    92          1,809               90                20                1,919           4.0%      1,989          11.0%
    93          2,579              128                29                2,736          42.6%      2,247          13.0%
    94          2,140              275                24                2,439         (10.9)%     2,330           3.7%
    95          3,078              395                34                3,507          43.8%      3,021          29.7%
                             CUMULATIVE TOTAL RETURN                 Last 5 Yrs.      165.7%                    121.3%
                                                                                                  ------
                                                                     Last 10 Yrs.     250.7%                    202.1%
                                                                                                  ------

                       DJIA
 YEAR ENDED      TOTAL
 SEPTEMBER     CUMULATIVE    % YEARLY
    30,         VALUE($)      CHANGE
    88*          1,121          12.1%
    89           1,490          32.9%
    90           1,405          (5.7)%
    91           1,795          27.8%
    92           2,005          11.7%
    93           2,245          12.0%
    94           2,492          11.0%
    95           3,198          28.3%
                               127.6%
                 ------
                               219.8%
                 ------

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                             1      2       3       4       5       6       7      LIFE OF
      MOST RECENT:         YEAR   YEARS   YEARS   YEARS   YEARS   YEARS   YEARS   PORTFOLIO
Capital Appreciation
Portfolio (Class A)        36.96% 10.49 % 20.30 % 16.00 % 21.59 % 13.77 % 17.94 %    17.61  %
S&P 500                    29.67% 15.95 % 14.95 % 13.95 % 17.22 % 12.32 % 15.04 %    15.36  %
DJIA                       28.30% 19.35 % 16.83 % 15.52 % 17.88 % 13.57 % 16.15 %    16.21  %

*January 4, 1988 through September 30, 1988.

$2,000 ANNUAL INVESTMENTS

                                                  CAPITAL APPRECIATION PORTFOLIO (CLASS A)
                                     VALUE OF        REINVESTED
                                      ANNUAL          CAPITAL                                              S&P 500
                                      $2,000           GAINS                                  TOTAL         TOTAL       DJIA TOTAL
   YEAR ENDED         CUMULATIVE      INVEST-         DISTRI-           REINVESTED          CUMULATIVE    CUMULATIVE    CUMULATIVE
  SEPTEMBER 30,     INVESTMENT($)    MENTS($)     +  BUTIONS($)    +   DIVIDENDS($)     =    VALUE($)      VALUE($)      VALUE($)
     88*                 2,000         2,105                0                 0                2,105         2,266         2,243
     89                  4,000         5,810                0                58                5,868         5,667         5,637
     90                  6,000         5,995              298                52                6,345         6,954         7,202
     91                  8,000        11,595              437                76               12,108        11,753        11,758
     92                 10,000        14,040              455                79               14,574        15,266        15,369
     93                 12,000        22,738              648               113               23,499        19,509        19,441
     94                 14,000        20,448            2,103                94               22,645        22,300        23,806
     95                 16,000        32,142            3,024               135               35,301        31,510        33,108

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

           MOST RECENT:                1 YEAR       2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS
Capital Appreciation Portfolio
(Class A)                                 36.96%       18.54%       19.53%       17.91%       19.47%       17.54%       17.67%
S&P 500                                   29.67%       20.03%       17.26%       15.77%       16.36%       15.00%       15.01%
DJIA                                      28.30%       21.97%       19.14%       17.49%       17.65%       16.26%       16.22%

                                       LIFE OF
           MOST RECENT:               PORTFOLIO
Capital Appreciation Portfolio
(Class A)                                 17.65%
S&P 500                                   15.11%
DJIA                                      16.22%

*January 4, 1988 through September 30, 1988.

In the first  two tables, had  dividends and  capital
gains  distributions  been  taken  in  cash,  with no
shares being acquired through reinvestment, the  cash
payments  for  the period  would  have been  $235 for
capital  gains  distributions  and  $12  for   income
dividends,   and  the  value  of  the  shares  as  of
September 30, 1995, would have been $3,078.

$1,000 SINGLE INVESTMENT

                            CAPITAL APPRECIATION PORTFOLIO (CLASS B)
               VALUE OF     REINVESTED
               INITIAL       CAPITAL                                                       S&P 500                   DJIA
                $1,000        GAINS                            TOTAL                   TOTAL                   TOTAL
 YEAR ENDED    INVEST-       DISTRI-        REINVESTED       CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY
SEPTEMBER 30,  MENT($)   +  BUTIONS($)  +  DIVIDENDS($)  =    VALUE($)     CHANGE     VALUE($)     CHANGE     VALUE($)     CHANGE
     95*        1,433             0              0             1,433        43.3%      1,268        26.8%      1,259        25.9%
                         CUMULATIVE TOTAL RETURN

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Capital Appreciation Portfolio (Class B)         43.34%
S&P 500                                          26.76%
DJIA                                             25.88%

*This reflects the cumulative total return  from November 14, 1994 to  September
 30, 1995

$2,000 ANNUAL INVESTMENTS

                                              CAPITAL APPRECIATION PORTFOLIO (CLASS B)
                                 VALUE OF        REINVESTED
                                  ANNUAL          CAPITAL                                              S&P 500
                                  $2,000           GAINS                                  TOTAL         TOTAL       DJIA TOTAL
 YEAR ENDED       CUMULATIVE      INVEST-         DISTRI-           REINVESTED          CUMULATIVE    CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    MENTS($)     +  BUTIONS($)    +   DIVIDENDS($)     =    VALUE($)      VALUE($)      VALUE($)
     95*             2,000         2,867                0                 0                2,867         2,535         2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Capital Appreciation Portfolio (Class B)         43.34%
S&P 500                                          26.76%
DJIA                                             25.88%

*This  reflects the cumulative total return  from November 14, 1994 to September
 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $0 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,433.

$1,000 SINGLE INVESTMENT

                            CAPITAL APPRECIATION PORTFOLIO (CLASS H)
               VALUE OF     REINVESTED
               INITIAL       CAPITAL                                                       S&P 500                   DJIA
                $1,000        GAINS                            TOTAL                   TOTAL                   TOTAL
 YEAR ENDED    INVEST-       DISTRI-        REINVESTED       CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY
SEPTEMBER 30,  MENT($)   +  BUTIONS($)  +  DIVIDENDS($)  =    VALUE($)     CHANGE     VALUE($)     CHANGE     VALUE($)     CHANGE
     95*        1,434             0              0             1,434        43.4%      1,268        26.8%      1,259        25.9%
                         CUMULATIVE TOTAL RETURN

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Capital Appreciation Portfolio (Class H)         43.43%
S&P 500                                          26.76%
DJIA                                             25.88%

*This reflects the cumulative total return  from November 14, 1994 to  September
 30, 1995

$2,000 ANNUAL INVESTMENTS

                                            CAPITAL APPRECIATION PORTFOLIO (CLASS H)
                                 VALUE OF       REINVESTED
                                  ANNUAL         CAPITAL                                            S&P 500
                                  $2,000          GAINS                                TOTAL         TOTAL       DJIA TOTAL
 YEAR ENDED       CUMULATIVE      INVEST-        DISTRI-          REINVESTED         CUMULATIVE    CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    MENTS($)    +  BUTIONS($)   +   DIVIDENDS($)    =    VALUE($)      VALUE($)      VALUE($)
     95*             2,000         2,869               0                0               2,869         2,535         2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Capital Appreciation Portfolio (Class H)         43.43%
S&P 500                                          26.76%
DJIA                                             25.88%

*This  reflects the cumulative total return  from November 14, 1994 to September
 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $0 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,434.

$1,000 SINGLE INVESTMENT

                             CAPITAL APPRECIATION PORTFOLIO (CLASS C)
                VALUE OF     REINVESTED
                INITIAL       CAPITAL                                                       S&P 500                   DJIA
                 $1,000        GAINS                            TOTAL                   TOTAL                   TOTAL
  YEAR ENDED    INVEST-       DISTRI-        REINVESTED       CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY   CUMULATIVE   % YEARLY
SEPTEMBER 30,   MENT($)   +  BUTIONS($)  +  DIVIDENDS($)  =    VALUE($)     CHANGE     VALUE($)     CHANGE     VALUE($)     CHANGE
     95*         1,434             0              0             1,434       43.4%       1,268       26.8%       1,259       25.9%
                          CUMULATIVE TOTAL RETURN

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Capital Appreciation Portfolio (Class C)         43.39%
S&P 500                                          26.76%
DJIA                                             25.88%

*This reflects the cumulative total return  from November 14, 1994 to  September
 30, 1995

$2,000 ANNUAL INVESTMENTS

                                           CAPITAL APPRECIATION PORTFOLIO (CLASS C)
                                 VALUE OF      REINVESTED
                                  ANNUAL        CAPITAL                                          S&P 500
                                  $2,000         GAINS                              TOTAL         TOTAL       DJIA TOTAL
 YEAR ENDED       CUMULATIVE      INVEST-       DISTRI-         REINVESTED        CUMULATIVE    CUMULATIVE    CUMULATIVE
SEPTEMBER 30,   INVESTMENT($)    MENTS($)   +  BUTIONS($)  +   DIVIDENDS($)   =    VALUE($)      VALUE($)      VALUE($)
     95*             2,000         2,868              0               0              2,868         2,535         2,518

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

                                               LIFE OF
                MOST RECENT:                   PORTFOLIO*
Capital Appreciation Portfolio (Class C)         43.39%
S&P 500                                          26.76%
DJIA                                             25.88%

*This  reflects the cumulative total return  from November 14, 1994 to September
 30, 1995
In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for the period would have been $0 for capital gains distributions and $0 for income dividends, and the value of the shares as of September 30, 1995, would have been $1,434.

Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  ERV-P
     CTR   =   (  -----  )   100
                    P

   Where:  CTR   = Cumulative total return
           ERV   = ending redeemable value
                   at the end of the period
                   of a hypothetical $1,000
                   payment made at the
                   beginning of such
                   period; and
           P     = initial payment of
                   $1,000

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)n   =  ERV

   Where:  P     = a hypothetical initial
                   payment of $1,000
           T     = average annual total
                   return;
           n     = number of years; and
           ERV   = ending redeemable value
                   at the end of the period
                   of a hypothetical $1,000
                   payment made at the
                   beginning of such
                   period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The systematic investment plan average annual total return (for hypothetical investments of $2,000 at the beginning of each year) is computed by finding the average annual compounded rate of return over the periods indicated in the advertisement that would equate the periodic payment amount invested to the ending redeemable value according to the following formula:

                     (1+T)n - 1
ERV = PMT (1+T)     ( ----------)
                          T

   Where:  ERV   = ending redeemable value at the
                   end of the period of
                   hypothetical investments of
                   $2,000 made at the beginning
                   of each year;
           PMT   = Periodic payment ($2,000);
           T     = Average annual total return;
                   and
           n     = number of years.

This calculation deducts the applicable sales charge from each hypothetical $2,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

As noted in the Prospectus, each Fund may advertise its relative performance as compiled by outside organizations or refer to publications which have mentioned its performance.

Following is a list of ratings services which may be referred to, along with the category in which the applicable Fund is included. Because some of these services do not take into account sales charges, their ratings may sometimes be different than had they done so:

                           ASSET ALLOCATION                                                       CAPITAL
                           PORTFOLIO         CAPITAL FUND      FIDUCIARY FUND   GROWTH FUND       APPRECIATION
RATINGS SERVICE            CATEGORY          CATEGORY          CATEGORY         CATEGORY          PORTFOLIO CATEGORY
-------------------------  ----------------  ----------------  ---------------  ----------------  ------------------
Lipper Analytical          flexible          growth and        growth           capital           small company
 Services, Inc.             portfolio         income                             appreciation      growth
Wiesenberger Investment    flexible          growth and        long term        long term         small company
 Companies Services         portfolio         current income    growth/          growth/           growth
                                                                income           income
                                                                secondary        secondary
Morningstar Publications,  asset allocation  growth            growth           growth            small company
 Inc.                                                                                              growth
Johnson's Charts           total return      growth and        long term        long term growth  long term growth
                                              income            growth
CDA Technologies, Inc.     balanced          growth            growth           growth            growth

Following is a list of the publications whose articles may be referred to:

AMERICAN BANKER (The)
AP-DOW Jones News Service
ASSOCIATED PRESS (The)
BARRON'S
BETTER INVESTING
BOARDROOM REPORTS
BOND BUYER & CREDIT MARKETS (The)
BOND BUYER (The)
BONDWEEK
BUSINESS MONTH
BUSINESS WEEK
CABLE NEWS NETWORK
CASHFLOW MAGAZINE
CFO
CHICAGO TRIBUNE (The)
CHRISTIAN SCIENCE MONITOR
CITY BUSINESS/CORPORATE REPORT
CITYBUSINESS PUBLICATIONS
COMMERCIAL & FINANCIAL CHRONICLE
CONSUMER GUIDE
CORPORATE FINANCE
DALLAS MORNING NEWS
DOLLARS & SENSE
DOW-JONES NEWS SERVICE
ECONOMIST (The)
EQUITY INTERNATIONAL
EUROMONEY
FINANCIAL EXECUTIVE
FINANCIAL PLANNING
FINANCIAL SERVICES WEEK
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
FUTURES
GLOBAL FINANCE
GLOBAL INVESTOR
INDUSTRY WEEK
INSTITUTIONAL INVESTOR
INTERNATIONAL HERALD TRIBUNE
INVESTMENT DEALER'S DIGEST
INVESTOR'S BUSINESS DAILY
KIPLINGER PERSONAL FINANCE
KIPLINGER CALIF. LETTER (The)
KIPLINGER FLORIDA LETTER
KIPLINGER TEXAS LETTER
KIPLINGER WASHINGTON LETTER (The)
KNIGHT/RIDDER FINANCIAL
LA TIMES
LIPPER ANALYTICAL SERVICES
MARKET CHRONICLE
MINNEAPOLIS STAR TRIBUNE
MONEY
MONEY MANAGEMENT LETTER
MOODY'S INVESTORS SERVICE, INC.
NATIONAL THRIFT NEWS
NATIONAL UNDERWRITER
NELSON'S RESEARCH MONTHLY
NEW YORK DAILY NEWS
NEW YORK NEWSDAY
NEW YORK TIMES (The)
NEWSWEEK
NIGHTLY BUSINESS REPORT (The)
PENSION WORLD
PENSIONS & INVESTMENT AGE
PERSONAL INVESTOR
PORTFOLIO LETTER
REGISTERED REPRESENTATIVE
RUETERS
SECURITIES PRODUCT NEWS
SECURITIES WEEK
SECURITY TRADERS HANDBOOK
SAINT PAUL PIONEER PRESS
STANDARD & POOR'S CORPORATION
STANGER'S INVESTMENT ADVISOR
STANGER'S SELLING MUTUAL FUNDS
STOCK MARKET MAGAZINE (The)
TIME
TRUSTS & ESTATES
U.S. NEWS & WORLD REPORT
UNITED PRESS INTERNATIONAL
USA TODAY
WALL STREET JOURNAL (The)
WASHINGTON POST (The)
FORTIS BENEFITS INSURANCE COMPANY
WOODBURY BULLETIN
WIESENBERGER INVESTMENT COMPANIES
  SERVICES

THE MORE WE MAKE, THE MORE WE SPEND

Unless we budget for an investment program, many of us won't invest at all.

When they were married in 1971, 20 years seemed like a long time to 19-year-old Mary and Paul. As parents often do, Mary's dad had a bit of advice for the newlyweds: Start a regular investment program, because no matter how much you earn, you'll find a way to spend it if you don't have an automatic investment plan.

In October, 1971, Mary and Paul arranged to have $50 a month moved automatically from their checking account to Growth Fund's Class A shares. They continued their $50 monthly investment until March, 1991, when they increased their regular investment to $100 a month.

Over the years, they withdrew a total of $48,084 from their Growth Fund account to fund IRAs for retirement, to pay taxes and to cover unexpected medical bills. Even so, as of September 30, 1995, the account was worth $76,798.70 -- not bad for a nest egg that began with $50.

For Mary and Paul, dollar cost averaging and Growth Fund helped secure their financial future. Thanks, Dad.

FINANCIAL SUMMARY

Amount Invested in Growth Fund: $14,800

Amount Withdrawn from Growth Fund: $48,084

Account Value: $76,798.70 (as of 9/30/95).

The figures above reflect deductions of the applicable 4.75% sales charge. They do not reflect taxes or inflation. Investment/redemption dates and amount available upon request.

Mary and Paul are actual shareholders who agreed to share their story.

IS DOLLAR COST AVERAGING SAFE?

While no investment program can guarantee success, dollar cost averaging is considered a conservative approach to investing. To illustrate, note how results of a dollar cost averaging program could have performed through the Great Depression.

Let's assume you started to buy shares in the stocks listed on the Dow Jones Industrial Average at market high prices in 1929 and continue to invest $100 a month for the next 10 years. At the end of 10 years, the market has lost 57% of its original value, but your dollar cost averaging program would have resulted in a return of about 7.27%.

DOLLAR COST AVERAGING THROUGH THE GREAT DEPRESSION
JANUARY 1929 TO DECEMBER 1938

                             [CHART]

CORNERSTONE:
A SOLID APPROACH TO YOUR FINANCIAL FUTURE.

A FINANCIAL APPROACH THAT OFFERS YOU GUARANTEED RETURN OF PRINCIPAL AND OPPORTUNITY FOR GROWTH.

With this special approach, you purchase two separate investments: an insured certificate of deposit and the Fund. Cornerstone helps you create a solid foundation for your financial portfolio.

HERE'S AN EXAMPLE:

Assume that you have $50,000 to invest and the five-year CD rate is 7.88%. If you purchase a five-year $34,219 CD at 7.88%, you will receive $50,000 at maturity -- guaranteed. You invest your remaining $15,781 in the Fund to take advantage of greater growth potential.

                                                   $50,000

             5-YEAR CD                                                               CAPITAL FUND
         $34,219 AT 7.88%                                                               $15,781
              $50,000                                 +                              VALUE OF THE
         GUARANTEED VALUE                                                           FUND AT END OF
            OF CD AFTER                                                               FIVE YEARS
            FIVE YEARS

CREATE A SOLID FINANCIAL FOUNDATION

The following example uses the average five-year CD rate* from October, 1990 and the performance of the Fund's Class A shares from October 1, 1990 through September, 1995. It shows how an investment of $50,000 would have grown using the Cornerstone approach.

The five-year CD rate on October 1, 1990 was 7.88%. At that interest rate, a CD investment of $34,219 with interest reinvested would guarantee a return of $50,000.

The rest of your $50,000 -- $15,781 would have been invested in the Fund. At the
end of September, 1995, your Fund investment would have been worth $     .

Your initial  $50,000 investment  would  have been  worth  a total  of  $82,745:
$50,000 from the insured certificate of deposit and $32,745 from the Fund.**

HISTORICAL FIVE-YEAR RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         CAPITAL FUND CLASS A
              CD                SHARES
10/1/90       34,219                      15,781
12/90         34,874                      15,530
12/91         37,622                      23,200
12/92         40,587                      24,735
12/93         43,785                      25,425
12/94         47,235                      26,068
9/95          50,000                      32,744

 *CD RATE SOURCE: BANXQUOTE MONEY MARKETS TABLE POSTED WEEKLY IN THE WALL STREET
  JOURNAL. A WEEKLY AVERAGE USING CD RATES OF BANKS, SAVINGS INSTITUTIONS, AND BROKER DEALERS IN SIX MAJOR STATES.

**THE EXAMPLE ASSUMES CD INTEREST IS COMPOUNDED ANNUALLY. FUND RETURNS ARE BASED
  ON HISTORICAL EARNINGS, WITH CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS REINVESTED, AND REFLECT THE 4.75% SALES CHARGE, WHERE APPLICABLE. OF COURSE, INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

CORNERSTONE: YOUR OPPORTUNITY TO CREATE A SOLID FOUNDATION FOR YOUR FINANCIAL PORTFOLIO

A secure approach that offers safety plus growth potential by investing in one of the nation's top performing mutual funds and a guaranteed certificate of deposit. This dynamic combination assures you that -- at a minimum -- you will receive your total initial investment at maturity. Plus, an ideal way to build on the foundation of your success.

THE CORNERSTONE APPROACH GIVES YOU:

    - A safety guarantee from purchasing a certificate of deposit, which is FDIC/FSLIC insured up to specified limits.

    - Growth potential by investing in the Fund.

    - The security of having a certificate of deposit that guarantees return of your initial investment, and the confidence of knowing your Fund offers you a diversified, professionally managed investment portfolio.

ONE COUPLE'S PATH TOWARD A QUARTER MILLION DOLLARS VIA THE FUND

"This will never amount to anything," a skeptical Ed muttered to his wife, Ethel, as he signed an agreement to invest $50 in the Fund's Class A shares in 1957. Today, Ed and Ethel are smiling. After additional investments and the reinvestment of capital gains and dividends, their account was approaching a quarter million dollars at the end of 1990.

In May 1957, Ed and Ethel, former southern Minnesota farmers, sat with their registered representative to work out an affordable investment plan. They decided on an initial investment of $50* to go into the Fund. They then added another $1,250* to the account by the end of the year, and another $1,227* in January 1958.

In April 1958, they decided to invest the monthly $80.84* contract for deed income from the sale of their farm in their Fund account.

In mid-1968, they discontinued these monthly investments, but added another $5,000* to the account in 1971, after the sale of their business. That brought their total Fund investment to $17,227.80.

In 1988, they withdrew money from their account for the first time when they redeemed $20,000* to buy a car and pay taxes. In September 1989, they redeemed $30,000 to purchase a mobile home, and in 1991, they began a systematic withdrawal program of $700 a month.

As of September 30, 1995, the account was worth over a quarter million dollars! $356,298.41 to be exact.

 *INVESTMENT/REDEMPTION DATES AVAILABLE UPON REQUEST.
**THESE NUMBERS DO NOT REFLECT TAXES OR INFLATION.

Want to be a millionaire?
You could have been one today with Capital Fund's Class A shares!

With just $150 invested on the first day of each month beginning back in June 1949, your net investment would be $83,400 as of September 30, 1995. Below, you can see the total value of your Fund account on September 30, 1995 -- you'd be a millionaire! $2,596,006 for you to use for your financial security!

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              CAPITAL FUND CLASS A
                     SHARES
06/01/49                            -
49                              1,104
50                              3,294
51                              5,668
52                              7,845
53                              9,355
54                             14,281
55                             17,769
56                             19,143
57                             17,150
58                             27,336
59                             34,320
60                             39,948
61                             51,269
62                             43,054
63                             52,682
64                             63,710
65                             77,691
66                             73,837
67                             94,854
68                            107,497
69                            104,161
70                            100,396
71                            126,516
72                            148,693
73                            123,399
74                            100,206
75                            119,227
76                            146,850
77                            137,254
78                            160,128
79                            208,957
80                            330,409
81                            331,263
82                            473,152
83                            575,818
84                            558,342
85                            734,884
86                            896,007
87                            926,938
88                            976,797
89                          1,352,103
90                          1,225,855
91                          1,833,338
92                          1,956,528
93                          2,012,855
94                          2,065,536
95                          2,596,006

FINANCIAL STATEMENTS

The financial statements included as part of the Funds' 1995 Annual Report to Shareholders, filed with the Securities and Exchange Commission in October, 1995, are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

CUSTODIAN; COUNSEL; ACCOUNTANTS

Norwest Bank Minnesota N.A., Norwest Center, Sixth and Marquette, Minneapolis, MN 55479 acts as custodian of the Funds' assets and portfolio securities; Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds; and KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, MN 55402, acts as the Funds' independent auditors.

LIMITATION OF DIRECTOR LIABILITY

Under Minnesota law, each director of each Fund owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

ADDITIONAL INFORMATION

The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

APPENDIX A
DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high grade government securities in a segregated account with its custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option.
Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDEXES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

A Portfolio will cover all options on stock indexes by owning securities whose price changes, in the opinion of Advisers, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

A stock index or Eurodollar futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by a Portfolio on United States exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an opinion, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

APPENDIX B
CORPORATE BOND, PREFERRED STOCK
AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1  Superior capacity for repayment of short-term promissory obligations.

Prime-2  Strong capacity for repayment of short-term promissory obligations.

Prime-3  Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

STANDARD & POOR'S CORPORATION. Its ratings for corporate bonds have the following definitions:

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The rating "C1" is reserved for income bonds on which no interest is being paid.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bond which rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING

STANDARD & POOR'S CORPORATION. Its ratings for preferred stock have the following definitions:

An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation.

While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated "C" is a non-paying issue.

A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. Its ratings for preferred stock include the following:

An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered will assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Bonds which are rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments. An issue which is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. An issue rated "C" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

95324 (Rev. 1/96)

PART C - OTHER INFORMATION

ITEM 24.(a) FINANCIAL STATEMENTS:

The following financial statements are included in the registration statement:

     Financial Statements included in Part A:

        Financial Highlights

     Financial Statements included in Part B:

        All financial statements required by Part B were incorporated therein by reference to Registrant's 1995 Annual Report to Shareholders.


ITEM 24.(b)  EXHIBITS:

     (1)   Copy of the charter as now in effect;

               *****

     (2)   Copies of the existing by-laws or instruments corresponding thereto;

               *

     (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

               Inapplicable

     (4) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, a relevant portion of the articles of incorporation or by-laws of the Registrant;

               See Item 24(b)(1)

     (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

               *

     (6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

               *****  and ******

     (7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

               Inapplicable



     (8)   Copies of all custodian agreements, and depository contracts under
           Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

               *

     (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

               Inapplicable

     (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable;

               Inapplicable

     (11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

               Accountants' consent - attached

     (12)  All financial statements omitted from Item 23;

               Inapplicable

     (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

               See Original Registration Statement

     (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

               *** and ****

     (15) Copies of any plan entered into by Registrant pursuant to rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

               Attached

     (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

               **


     (17) A Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

               Attached

     (18) Copies of any plan entered into by Registrant pursuant to rule 18f-3 under the 1940 Act, any agreement with any person relating to the implementation of a plan, any amendment to a plan or agreement, and a copy of the portion of the minutes of a meeting of the Registrant's directors describing any action taken to revoke a plan.

               ******

-----------------------------
*Incorporated by reference to Part C of Post-Effective Amendment Number 52 to Registrant's registration statement, filed with the Securities and Exchange Commission in October, 1992.

**Incorporated by reference to Part C of Post-Effective Amendment Number 48 to Registrant's registration statement, filed with the Securities and Exchange Commission in April, 1989.

***Incorporated by reference to Part C of Post-Effective Amendment No. 51 to Registrant's registration statement, filed with Securities and Exchange Commission in November, 1991

****Incorporated by reference to Part C of Post-Effective Amendment No. 52 to Registrant's registration statement, filed with Securities and Exchange Commission in November, 1993.

*****Incorporated by reference to Part C of Post-Effective Amendment No. 55 to Registrant's registration statement, filed with the Securities and Exchange Commission in November, 1994.

******Incorporated by reference to Part C of Post-Effective Amendment Number 57 to Registrant's registration statement, filed with the Securities and Exchange Commission in October, 1995.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

Inapplicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

     State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant:


Title of Class                      Number of Record Holders
--------------                      ------------------------
   Common               Class A: 68,984    B:  807    C:  229    H: 3,441
                                         (12/28/95)

ITEM 27.  INDEMNIFICATION

     State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

     Incorporated by reference to Post-Effective Amendment No. 47 to Registrant's registration statement, filed with the Securities and Exchange Commission in March, 1988.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Describe any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

In addition to those listed in the Statement of Additional Information:

                                                               Other business,
                                                               professions, vocations,
                                                               or employments of a
                             Current Position                  substantial nature
Name                         With Advisers                     during past two years
----                         -------------                     ---------------------
Michael D. O'Connor          Qualified Plan Officer            Qualified Plan Officer of
                                                               Fortis Benefits Insurance
                                                               Company and Qualified Plan
                                                               Officer for Investors.

David C. Greenzang           Money Market Portfolio Officer    Debt securities manager
                                                               with Fortis, Inc.


ITEM 29.  PRINCIPAL UNDERWRITERS

   (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor, or investment adviser.

    Fortis Advantage Portfolios, Inc.
    Fortis Equity Portfolios, Inc.
    Fortis Fiduciary Fund, Inc.
    Fortis Income Portfolios, Inc.
    Fortis Money Portfolios, Inc.
    Fortis Securities, Inc.
    Fortis Series Fund, Inc.
    Fortis Tax-Free Portfolios, Inc.
    Fortis Worldwide Portfolios, Inc.
    Special Portfolios, Inc.
    Variable Account C of Fortis Benefits Insurance Company
    Variable Account D of Fortis Benefits Insurance Company


    (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21:

    In addition to those listed in the Statement of Additional Information:

Name and Principal           Positions and Offices         Positions and Offices
Business Address             with Underwriter              with Registrant
------------------           ----------------------        ---------------------
Carol M. Houghtby*           2nd Vice President            Accounting Officer
                             and Treasurer

John E. Hite*                2nd Vice President            Assistant Secretary
                             and Assistant Secretary

Scott R. Plummer             Corporate Counsel and         Assistant Secretary
                             Assistant Secretary

------------------------------------------
* The business address of these persons is 500 Bielenberg Drive, Woodbury, MN 55125


     (c) Furnish the information required by the following table with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

      Inapplicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

       Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota 55125

ITEM 31.  MANAGEMENT SERVICES

Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

         Inapplicable


ITEM 32.  UNDERTAKINGS

Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

        (a) An undertaking to file an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act;

        Inapplicable

        (b) An undertaking to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 act Registration Statement.

        Inapplicable

        (c) If the information called for by Item 5A is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         We undertake to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury, State of Minnesota, on December 29, 1995.

                                              Fortis Growth Fund, Inc.

                                              By:  /s/
                                                   ---------------------------
                                                   Dean C. Kopperud, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates shown.

Signature and Title
-------------------


/s/
--------------------------------------------      Dated December 29, 1995
Dean C. Kopperud, President
(principal executive officer)


/s/
--------------------------------------------      Dated December 29, 1995
Tamara L. Fagely, Treasurer
(principal financial and accounting officer)

Richard W. Cutting*
Director

Allan R. Freedman*
Director

Robert M. Gavin*
Director

Benjamin S. Jaffray*
Director

Jean L. King*
Director

Edward M. Mahoney*
Director

Thomas R. Pellett*
Director
                                                  /s/
                                                  ----------------------------
Robb L. Prince*                                   Dean C. Kopperud, Director
Director                                          Pro Se and Attorney-in-Fact

Leonard J. Santow*
Director                                          Dated:  December 29, 1995

Joseph M. Wikler*
Director

*Registrant's directors executing Power of Attorney dated March 30, 1995.